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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-1879

Janus Investment Fund

(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206

(Address of principal executive offices) (Zip code)

Stephanie Grauerholz, 151 Detroit Street, Denver, Colorado 80206

(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 9/30

Date of reporting period: 6/30/15

Item 1. Schedule of Investments.

Janus Asia Equity Fund

Schedule of Investments (unaudited)

As of June 30, 2015

Shares	Value
Common Stocks — 97.5%
Auto Components — 1.1%
777	Hyundai Mobis Co., Ltd.	$ 147,708
Automobiles — 5.2%
154,400	Astra International Tbk PT	81,949
84,000	Chongqing Changan Automobile Co., Ltd. - Class B	214,896
1,487	Hyundai Motor Co.	181,341
7,000	Jiangling Motors Corp., Ltd. - Class B	33,251
21,400	SAIC Motor Corp., Ltd. - Class Aß	77,994
99,000	Yulon Motor Co., Ltd.	114,878
		704,309
Beverages — 0.3%
127,000	LT Group, Inc.	39,216
Capital Markets — 2.8%
49,000	CITIC Securities Co., Ltd. - Class H	176,687
44,600	GF Securities Co., Ltd. - Class H*	114,732
104,359	Haitong International Securities Group, Ltd.	94,244
		385,663
Commercial Banks — 15.0%
362,500	Bank Danamon Indonesia Tbk PT	116,935
167,800	Bank Mandiri Persero Tbk PT	126,511
26,500	BOC Hong Kong Holdings, Ltd.	110,427
525,000	China Construction Bank Corp. - Class H	479,532
12,000	DBS Group Holdings, Ltd.	184,389
7,764	Hana Financial Group, Inc.	202,246
44,010	ICICI Bank, Ltd.	212,879
510,900	Industrial & Commercial Bank of China, Ltd. - Class Aß	435,019
32,634	Metropolitan Bank & Trust Co.	68,048
3,032	Shinhan Financial Group Co., Ltd.	112,966
		2,048,952
Construction & Engineering — 2.4%
28,200	IJM Corp. Bhd	48,757
448,871	Louis XIII Holdings, Ltd.*	171,411
22,806	Voltas, Ltd.	112,929
		333,097
Diversified Telecommunication Services — 0.7%
3,580	KT Corp.*	91,330
Electric Utilities — 0.7%
44,380	Power Grid Corp. of India, Ltd.	96,949
Electrical Equipment — 0.7%
18,696	Crompton Greaves, Ltd.	47,712
13,503	Finolex Cables, Ltd.	52,920
		100,632
Electronic Equipment, Instruments & Components — 5.8%
11,500	AAC Technologies Holdings, Inc.#	64,982
26,000	Chroma ATE, Inc.	57,474
19,000	Delta Electronics, Inc.	97,303
126,000	E Ink Holdings, Inc.*	57,789
50,312	Hon Hai Precision Industry Co., Ltd.	158,183
14,700	Japan Display, Inc.*	55,379
4,662	LG Display Co., Ltd.	108,064
42,800	Merry Electronics Co., Ltd.	99,190
73,000	WPG Holdings, Ltd.	91,451
		789,815
Food Products — 2.7%
22,000	Biostime International Holdings, Ltd.	64,428
348,000	Golden Agri-Resources, Ltd.	105,964
49,900	San Miguel Pure Foods Co., Inc.	190,833
		361,225
Hotels, Restaurants & Leisure — 1.3%
33,200	Genting Bhd	70,960
71,000	Melco International Development, Ltd.	100,391
		171,351
Industrial Conglomerates — 2.4%
10,840	CK Hutchison Holdings, Ltd.	159,286
11,000	Keppel Corp., Ltd.	67,152
179,500	Shun Tak Holdings, Ltd.	99,345
		325,783
Information Technology Services — 0.7%
3,986	Infosys, Ltd.	61,619
145	Samsung SDS Co., Ltd.	33,741
		95,360
Insurance — 7.6%
46,400	AIA Group, Ltd.	303,794
74,000	Cathay Financial Holding Co., Ltd.	129,282
72,000	China Pacific Insurance Group Co., Ltd. - Class Aß	350,421
4,773	Hyundai Marine & Fire Insurance Co., Ltd.	126,258
1,278	Samsung Life Insurance Co., Ltd.	123,193
		1,032,948
Internet Software & Services — 6.7%
1,768	Alibaba Group Holding, Ltd. (ADR)*	145,453
856	Baidu, Inc. (ADR)*	170,413
176	NAVER Corp.	100,057
1,303	Qihoo 360 Technology Co., Ltd. (ADR)*	88,200
20,200	Tencent Holdings, Ltd.	403,151
		907,274
Machinery — 1.0%
11,780	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	140,490
Marine — 0.7%
225,411	First Steamship Co., Ltd.*	93,519
Metals & Mining — 1.6%
37,375	Hindustan Zinc, Ltd.	98,082
607	POSCO	121,922
		220,004
Multiline Retail — 0.6%
47,000	Lifestyle International Holdings, Ltd.	87,193
Oil, Gas & Consumable Fuels — 5.8%
132,400	China Petroleum & Chemical Corp. - Class H	114,272
23,000	China Shenhua Energy Co., Ltd. - Class H	52,461
471,000	China Suntien Green Energy Corp., Ltd. - Class H	100,868
77,000	CNOOC, Ltd.	109,272
146,000	PetroChina Co., Ltd. - Class H	162,928
15,550	Reliance Industries, Ltd.	244,233
		784,034
Pharmaceuticals — 3.0%
7,500	Dong-E-E-Jiao Co., Ltd. - Class Aß	65,917
2,965	Torrent Pharmaceuticals, Ltd.	60,602
20,000	Yunnan Baiyao Group Co., Ltd. - Class A*,ß	278,245
		404,764
Real Estate Investment Trusts (REITs) — 0.4%
51,079	AIMS AMP Capital Industrial REIT	56,712
Real Estate Management & Development — 7.2%
694,188	Belle Corp.	50,817
416,440	Central China Real Estate, Ltd.	118,195
3,549,811	Century Properties Group, Inc.	64,571
22,840	Cheung Kong Property Holdings, Ltd.*	189,466
90,900	China Vanke Co., Ltd. - Class A*,ß	212,848
3,060,000	CSI Properties, Ltd.	118,432
145,500	Langham Hospitality Investments and Langham Hospitality Investments, Ltd.	62,508
317,200	Siam Future Development PCL	54,955
7,000	Sun Hung Kai Properties, Ltd.	113,426
		985,218
Road & Rail — 0.6%
33,700	Daqin Railway Co., Ltd. - Class Aß	76,302
Semiconductor & Semiconductor Equipment — 5.5%
13,000	MediaTek, Inc.	177,817
2,558	SK Hynix, Inc.	97,026
105,000	Taiwan Semiconductor Manufacturing Co., Ltd.	478,170
		753,013
Software — 0.6%
493	NCSoft Corp.	87,752
Specialty Retail — 4.2%
204,500	Baoxin Auto Group, Ltd.	130,067
116,400	Chow Tai Fook Jewellery Group, Ltd.	125,541
34,706	L'Occitane International SA	98,951
36,106	PC Jeweller, Ltd.	217,855
		572,414
Technology Hardware, Storage & Peripherals — 5.3%
6,000	Catcher Technology Co., Ltd.	75,068
572	Samsung Electronics Co., Ltd.	650,373
		725,441
Textiles, Apparel & Luxury Goods — 1.1%
42,900	Samsonite International SA	148,326
Thrifts & Mortgage Finance — 1.1%
7,139	Housing Development Finance Corp., Ltd.	145,353
Tobacco — 0.3%
9,427	ITC, Ltd.	46,658
Wireless Telecommunication Services — 2.4%
26,000	China Mobile, Ltd.	332,912
Total Common Stocks (cost $13,182,979)		13,291,717
Preferred Stocks — 1.0%
Technology Hardware, Storage & Peripherals — 1.0%
161	Samsung Electronics Co., Ltd. (cost $148,155)	143,358
Investment Companies — 1.5%
Investments Purchased with Cash Collateral from Securities Lending — 0.4%
47,600	Janus Cash Collateral Fund LLC, 0.1304%∞,£	47,600
Money Markets — 1.1%
151,000	Janus Cash Liquidity Fund LLC, 0.1291%∞,£	151,000
Total Investment Companies (cost $198,600)		198,600
Total Investments (total cost $13,529,734) – 100%		$ 13,633,675

Summary of Investments by Country – (Long Positions) June 30, 2015 (unaudited)
Country	Value	% of Investment Securities
China	$ 4,778,117	35.1%
South Korea	2,467,825	18.1
Taiwan	1,630,124	12.0
Hong Kong	1,612,742	11.8
India	1,397,791	10.3
Singapore	414,217	3.0
Philippines	413,485	3.0
United States	346,926	2.5
Indonesia	243,446	1.8
Malaysia	119,717	0.9
France	98,951	0.7
Japan	55,379	0.4
Thailand	54,955	0.4
Total	$ 13,633,675	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PCL	Public Company Limited

* Non-income producing security.

β Security is illiquid.

∞ Rate shown is the 7-day yield as of June 30, 2015.

# Loaned security; a portion or all of the security is on loan at June 30, 2015.

£ The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share Balance			Share Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15
Janus Asia Equity Fund
Janus Cash Collateral Fund LLC	230,825	793,338	(976,563)	47,600	$ -	$ 1,613(1)	$ 47,600
Janus Cash Liquidity Fund LLC	487,094	19,874,325	(20,210,419)	151,000	-	365	151,000
					$ -	$ 1,978	$ 198,600
(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2015. See Significant Accounting Policies for more information.

Valuation Inputs Summary (as of June 30, 2015)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 13,291,717	$ —	$ —

Preferred Stocks	—	143,358	—

Investment Companies	—	198,600	—

Total Assets	$ 13,291,717	$341,958	$ —

Significant Accounting Policies

Janus Asia Equity Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $10,307,032 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities (also known as “A Shares”).

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Asia Equity Fund	$ 13,644,008	$ 1,009,524	$ (1,019,857)	$ (10,333)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Balanced Fund

Schedule of Investments (unaudited)

As of June 30, 2015

Shares or Principal Amount		Value
Asset-Backed/Commercial Mortgage-Backed Securities — 2.7%
$ 9,890,000	AmeriCredit Automobile Receivables Trust 2012-4 2.6800%, 10/9/18	$ 10,073,638
3,875,000	AmeriCredit Automobile Receivables Trust 2012-4 3.8200%, 2/10/20 (144A)	3,972,704
3,217,000	AmeriCredit Automobile Receivables Trust 2013-4 3.3100%, 10/8/19	3,301,051
5,799,000	AmeriCredit Automobile Receivables Trust 2015-2 3.0000%, 6/8/21	5,808,713
35,008,000	Applebee's Funding LLC / IHOP Funding LLC 4.2770%, 9/5/44 (144A)	35,484,074
7,763,000	Aventura Mall Trust 2013-AVM 3.8674%, 12/5/32 (144A),‡	7,586,617
7,323,000	BAMLL Commercial Mortgage Securities Trust 2015-200P 3.7157%, 4/14/33 (144A),‡	6,459,582
2,620,000	Banc of America Commercial Mortgage Trust 2006-6 5.4210%, 10/10/45	2,699,452
1,834,584	Banc of America Commercial Mortgage Trust 2007-5 5.7720%, 2/10/51‡	1,929,538
5,279,000	Boca Hotel Portfolio Trust 2013-BOCA 3.2355%, 8/15/26 (144A),‡	5,275,880
2,843,000	CGBAM Commercial Mortgage Trust 2014-HD 3.1855%, 2/15/31 (144A),‡	2,843,608
16,587,614	CKE Restaurant Holdings, Inc. 4.4740%, 3/20/43 (144A)	16,844,257
5,750,042	COMM 2007-C9 Mortgage Trust 5.6500%, 12/10/49‡	6,007,615
803,362	COMM 2007-C9 Mortgage Trust 5.9889%, 12/10/49‡	833,490
11,562,258	Commercial Mortgage Trust 2007-GG11 5.8670%, 12/10/49‡	12,402,256
7,789,000	Core Industrial Trust 2015-TEXW 3.9770%, 2/10/34 (144A),‡	7,311,675
5,662,808	DB Master Finance LLC 2015-1 3.2620%, 2/20/45 (144A)	5,684,258
10,710,791	Domino's Pizza Master Issuer LLC 5.2160%, 1/25/42 (144A)	11,055,904
2,418,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2.5870%, 10/25/24‡	2,426,683
2,901,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2.8370%, 10/25/24‡	2,932,772
9,864,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2.3870%, 3/25/25‡	9,793,196
12,416,030	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20§	11,070,183
3,875,000	GAHR Commercial Mortgage Trust 2015-NRF 3.4949%, 12/15/19 (144A),‡	3,796,059
9,415,000	GS Mortgage Securities Corp. II 3.5495%, 12/10/27 (144A),‡	8,922,068
3,856,000	GS Mortgage Securities Corp. Trust 2013-NYC5 3.7706%, 1/10/30 (144A),‡	3,903,298
4,151,000	Hilton USA Trust 2013-HLT 4.4065%, 11/5/30 (144A)	4,187,018
5,177,000	Hilton USA Trust 2013-HLT 5.6086%, 11/5/30 (144A),‡	5,246,988
7,393,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT 2.8044%, 2/16/25 (144A)	7,496,657
6,350,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT 4.8447%, 2/16/25 (144A)	6,613,804
2,672,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU 2.7860%, 12/15/28 (144A),‡	2,675,353
2,783,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU 3.6815%, 12/15/28 (144A),‡	2,781,675
5,249,000	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO 1.9855%, 1/15/32 (144A),‡	5,232,245
4,577,000	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO 4.1355%, 1/15/32 (144A),‡	4,589,298
11,893,000	LB-UBS Commercial Mortgage Trust 2007-C2 5.4930%, 2/15/40‡	12,474,592
3,763,000	Santander Drive Auto Receivables Trust 2.5200%, 9/17/18	3,782,158
4,047,000	Santander Drive Auto Receivables Trust 2012-5 3.3000%, 9/17/18	4,133,861
9,193,000	Santander Drive Auto Receivables Trust 2013-4 4.6700%, 1/15/20 (144A)	9,565,684
6,142,000	Santander Drive Auto Receivables Trust 2013-A 4.7100%, 1/15/21 (144A)	6,502,959
6,087,000	Santander Drive Auto Receivables Trust 2015-1 3.2400%, 4/15/21	6,121,215
3,238,000	Starwood Retail Property Trust 2014-STAR 2.5000%, 11/15/27 (144A),‡	3,222,943
10,070,000	Starwood Retail Property Trust 2014-STAR 3.2500%, 11/15/27 (144A),‡	10,065,166
5,338,000	Starwood Retail Property Trust 2014-STAR 4.1500%, 11/15/27 (144A),‡	5,335,224
12,462,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 5.3830%, 12/15/43	13,095,194
13,666,621	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 5.6600%, 4/15/47‡	14,017,266
4,758,526	Wachovia Bank Commercial Mortgage Trust Series 2007-C33 6.1496%, 2/15/51‡	4,919,502
3,115,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.9355%, 1/15/27 (144A),‡	3,092,728
4,304,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.4355%, 2/15/27 (144A),‡	4,272,267
1,557,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 3.4355%, 2/15/27 (144A),‡	1,542,574
21,033,000	Wendy's Funding LLC 2015-1 3.3710%, 6/15/45 (144A)	21,001,387
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $350,992,371)		350,386,329
Bank Loans and Mezzanine Loans — 0.5%
Communications — 0.1%
6,750,614	Tribune Media Co. 4.0000%, 12/27/20‡	6,748,522
Consumer Cyclical — 0%
3,959,000	Staples, Inc. 0%, 4/7/21(a),‡	3,949,934
Consumer Non-Cyclical — 0.1%
10,997,910	IMS Health, Inc. 3.5000%, 3/17/21‡	10,929,173
Technology — 0.3%
38,719,926	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡	38,754,387
Total Bank Loans and Mezzanine Loans (cost $60,416,266)		60,382,016
Common Stocks — 56.0%
Aerospace & Defense — 2.8%
1,508,442	Boeing Co.	209,251,074
1,527,586	Honeywell International, Inc.	155,767,945
		365,019,019
Airlines — 0.9%
2,260,072	United Continental Holdings, Inc.*	119,806,417
Automobiles — 1.0%
4,013,273	General Motors Co.	133,762,389
Beverages — 0.3%
1,358,242	Diageo PLC	39,283,054
Biotechnology — 2.3%
1,293,269	Amgen, Inc.	198,542,657
194,671	Regeneron Pharmaceuticals, Inc.*	99,307,517
		297,850,174
Capital Markets — 2.8%
6,893,993	Blackstone Group LP	281,757,494
2,298,089	TD Ameritrade Holding Corp.	84,615,637
		366,373,131
Chemicals — 3.3%
3,443,644	EI du Pont de Nemours & Co.	220,221,034
2,105,889	LyondellBasell Industries NV - Class A	218,001,629
		438,222,663
Commercial Banks — 2.4%
1,848,264	JPMorgan Chase & Co.	125,238,369
4,319,283	US Bancorp	187,456,882
		312,695,251
Consumer Finance — 0.9%
1,481,443	American Express Co.	115,137,750
Diversified Financial Services — 0.6%
873,265	CME Group, Inc.	81,266,041
Diversified Telecommunication Services — 0.2%
474,757	Verizon Communications, Inc.	22,128,424
Electronic Equipment, Instruments & Components — 1.0%
2,064,250	TE Connectivity, Ltd. (U.S. Shares)	132,731,275
Food Products — 0.6%
916,826	Hershey Co.	81,441,654
Health Care Providers & Services — 1.1%
1,099,222	Aetna, Inc.	140,106,836
Hotels, Restaurants & Leisure — 2.1%
2,877,321	Las Vegas Sands Corp.	151,260,765
941,894	Six Flags Entertainment Corp.	42,243,946
1,092,767	Starwood Hotels & Resorts Worldwide, Inc.	88,612,476
		282,117,187
Industrial Conglomerates — 0.7%
577,081	3M Co.	89,043,598
Information Technology Services — 3.0%
663,109	Automatic Data Processing, Inc.	53,201,235
3,629,276	MasterCard, Inc. - Class A	339,264,720
		392,465,955
Insurance — 0.9%
4,740,465	Prudential PLC	114,128,925
Internet & Catalog Retail — 1.1%
121,159	Priceline Group, Inc.*	139,498,838
Internet Software & Services — 2.2%
381,101	Google, Inc. - Class C	198,366,881
2,348,861	Yahoo!, Inc.*	92,286,749
		290,653,630
Leisure Products — 0.4%
2,264,465	Mattel, Inc.	58,174,106
Machinery — 0.5%
943,820	Dover Corp.	66,237,288
Oil, Gas & Consumable Fuels — 2.6%
1,251,429	Chevron Corp.	120,725,356
5,264,697	Enterprise Products Partners LP	157,361,793
2,373,243	Marathon Oil Corp.	62,985,869
		341,073,018
Pharmaceuticals — 8.6%
3,776,358	AbbVie, Inc.	253,733,494
694,877	Allergan PLC*	210,867,375
3,503,935	Bristol-Myers Squibb Co.	233,151,835
1,768,988	Eli Lilly & Co.	147,692,808
1,992,716	Endo International PLC*	158,719,829
2,239,818	Merck & Co., Inc.	127,512,839
		1,131,678,180
Professional Services — 0.3%
349,463	Towers Watson & Co. - Class A	43,962,445
Real Estate Investment Trusts (REITs) — 0.3%
1,311,317	Outfront Media, Inc.	33,097,641
Real Estate Management & Development — 0.5%
61,628,705	Colony American Homes Holdings III LP*,§	71,489,298
Road & Rail — 1.4%
1,983,359	Union Pacific Corp.	189,152,948
Semiconductor & Semiconductor Equipment — 0.6%
757,591	NXP Semiconductor NV*	74,395,436
Software — 1.8%
5,388,214	Microsoft Corp.	237,889,648
Specialty Retail — 1.6%
1,839,602	Home Depot, Inc.	204,434,970
Technology Hardware, Storage & Peripherals — 3.6%
3,265,974	Apple, Inc.	409,634,789
1,340,094	Seagate Technology PLC	63,654,465
		473,289,254
Textiles, Apparel & Luxury Goods — 1.9%
2,266,972	NIKE, Inc. - Class B	244,878,315
Tobacco — 1.7%
2,360,922	Altria Group, Inc.	115,472,695
1,333,295	Philip Morris International, Inc.	106,890,260
		222,362,955
Total Common Stocks (cost $5,470,608,729)		7,345,847,713
Corporate Bonds — 16.0%
Asset-Backed Securities — 0.1%
$ 11,547,000	American Tower Trust I 1.5510%, 3/15/18 (144A)	11,488,965
Banking — 2.1%
2,155,000	Ally Financial, Inc. 8.0000%, 12/31/18	2,405,519
12,207,000	Ally Financial, Inc. 4.1250%, 3/30/20	12,184,051
9,220,000	Ally Financial, Inc. 4.6250%, 5/19/22	9,104,750
12,979,000	American Express Co. 6.8000%, 9/1/66‡	13,354,093
4,959,000	Bank of America Corp. 1.5000%, 10/9/15	4,970,381
11,017,000	Bank of America Corp. 8.0000%µ	11,622,935
6,388,000	Citigroup, Inc. 5.8000%µ	6,403,970
4,346,000	Discover Financial Services 3.9500%, 11/6/24	4,222,878
9,129,000	Discover Financial Services 3.7500%, 3/4/25	8,716,634
20,507,000	Goldman Sachs Capital I 6.3450%, 2/15/34	23,784,839
4,456,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	4,718,534
11,598,000	Intesa Sanpaolo SpA 5.0170%, 6/26/24 (144A)	11,267,967
11,582,000	Morgan Stanley 5.5500%µ	11,498,031
10,080,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	10,108,184
20,780,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23	22,094,065
15,591,000	Royal Bank of Scotland Group PLC 6.0000%, 12/19/23	16,509,809
31,340,000	Royal Bank of Scotland Group PLC 5.1250%, 5/28/24	31,301,859
28,659,000	Santander UK PLC 5.0000%, 11/7/23 (144A)	29,326,296
12,001,000	SVB Financial Group 5.3750%, 9/15/20	13,373,146
13,416,000	Synchrony Financial 3.0000%, 8/15/19	13,511,495
17,526,000	Zions Bancorporation 5.8000%µ	16,671,607
		277,151,043
Basic Industry — 0.8%
15,959,000	Albemarle Corp. 4.1500%, 12/1/24	15,907,468
13,119,000	Albemarle Corp. 5.4500%, 12/1/44	13,130,781
6,413,000	Ashland, Inc. 3.8750%, 4/15/18	6,589,358
8,277,000	Ashland, Inc. 6.8750%, 5/15/43	8,401,155
19,249,000	Georgia-Pacific LLC 3.1630%, 11/15/21 (144A)	19,483,145
9,700,000	Georgia-Pacific LLC 3.6000%, 3/1/25 (144A)	9,604,843
13,848,000	LyondellBasell Industries NV 4.6250%, 2/26/55	12,195,144
9,897,000	Reliance Steel & Aluminum Co. 4.5000%, 4/15/23	9,736,144
12,773,000	Rockwood Specialties Group, Inc. 4.6250%, 10/15/20	13,299,886
		108,347,924
Brokerage — 1.6%
20,246,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	20,246,000
6,929,000	Carlyle Holdings Finance LLC 3.8750%, 2/1/23 (144A)	7,003,036
7,811,000	Charles Schwab Corp. 3.0000%, 3/10/25	7,661,552
10,581,000	Charles Schwab Corp. 7.0000%µ	12,289,197
12,710,000	E*TRADE Financial Corp. 5.3750%, 11/15/22	13,027,750
17,020,000	E*TRADE Financial Corp. 4.6250%, 9/15/23	16,722,150
584,000	Lazard Group LLC 6.8500%, 6/15/17	637,974
13,313,000	Lazard Group LLC 4.2500%, 11/14/20	13,998,087
12,699,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	13,572,056
13,432,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 4.8750%, 4/15/45 (144A)	12,179,036
15,749,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	16,142,615
29,726,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	33,067,262
9,001,000	Stifel Financial Corp. 4.2500%, 7/18/24	8,893,546
10,821,000	TD Ameritrade Holding Corp. 2.9500%, 4/1/22	10,729,097
22,577,000	TD Ameritrade Holding Corp. 3.6250%, 4/1/25	22,928,005
		209,097,363
Capital Goods — 0.8%
6,818,000	CNH Industrial Capital LLC 3.6250%, 4/15/18	6,818,000
9,471,000	Exelis, Inc. 4.2500%, 10/1/16	9,774,205
4,279,000	Exelis, Inc. 5.5500%, 10/1/21	4,708,235
11,790,000	FLIR Systems, Inc. 3.7500%, 9/1/16	12,085,964
10,940,000	Hanson, Ltd. 6.1250%, 8/15/16	11,394,010
4,421,000	Harris Corp. 3.8320%, 4/27/25	4,297,526
6,691,000	Harris Corp. 5.0540%, 4/27/45	6,374,623
6,364,000	Martin Marietta Materials, Inc. 4.2500%, 7/2/24	6,442,385
4,642,000	Owens Corning 4.2000%, 12/1/24	4,556,439
7,735,000	Vulcan Materials Co. 7.0000%, 6/15/18	8,740,550
4,281,000	Vulcan Materials Co. 7.5000%, 6/15/21	4,923,150
19,671,000	Vulcan Materials Co. 4.5000%, 4/1/25	19,621,822
		99,736,909
Communications — 0.3%
5,155,000	Nielsen Finance LLC / Nielsen Finance Co. 4.5000%, 10/1/20	5,129,225
6,429,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	6,523,911
9,707,000	Sprint Corp. 7.2500%, 9/15/21	9,464,325
12,622,000	UBM PLC 5.7500%, 11/3/20 (144A)	13,620,363
		34,737,824
Consumer Cyclical — 1.2%
13,176,000	1011778 BC ULC / New Red Finance, Inc. 4.6250%, 1/15/22 (144A)	12,978,360
18,486,000	Brinker International, Inc. 3.8750%, 5/15/23	18,024,442
2,587,000	Continental Rubber of America Corp. 4.5000%, 9/15/19 (144A)	2,657,470
4,115,000	DR Horton, Inc. 4.7500%, 5/15/17	4,269,313
8,899,000	DR Horton, Inc. 3.7500%, 3/1/19	8,965,742
8,807,000	General Motors Co. 3.5000%, 10/2/18	9,093,316
45,556,000	General Motors Co. 4.8750%, 10/2/23	48,028,461
3,726,000	General Motors Co. 6.2500%, 10/2/43	4,156,558
4,763,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18	4,871,330
6,057,000	Macy's Retail Holdings, Inc. 5.9000%, 12/1/16	6,453,412
10,157,000	MDC Holdings, Inc. 5.5000%, 1/15/24	9,979,252
4,694,000	Schaeffler Finance BV 4.2500%, 5/15/21 (144A)	4,576,650
3,692,000	Toll Brothers Finance Corp. 4.0000%, 12/31/18	3,765,840
3,368,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	3,612,180
1,885,000	Toll Brothers Finance Corp. 4.3750%, 4/15/23	1,847,300
5,887,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.2500%, 5/30/23 (144A)	5,416,040
4,979,000	ZF North America Capital, Inc. 4.0000%, 4/29/20 (144A)	4,972,776
2,638,000	ZF North America Capital, Inc. 4.5000%, 4/29/22 (144A)	2,584,053
5,079,000	ZF North America Capital, Inc. 4.7500%, 4/29/25 (144A)	4,917,132
		161,169,627
Consumer Non-Cyclical — 2.1%
1,124,000	Actavis Funding SCS 2.4500%, 6/15/19	1,119,517
16,439,000	Actavis Funding SCS 3.0000%, 3/12/20	16,476,284
3,320,000	Actavis Funding SCS 3.8500%, 6/15/24	3,279,987
18,993,000	Actavis Funding SCS 3.8000%, 3/15/25	18,657,242
8,961,000	Actavis Funding SCS 4.5500%, 3/15/35	8,519,868
2,951,000	Actavis Funding SCS 4.8500%, 6/15/44	2,847,107
6,720,000	Actavis Funding SCS 4.7500%, 3/15/45	6,397,803
10,940,000	Becton Dickinson and Co. 1.8000%, 12/15/17	10,941,335
15,608,000	Fresenius Medical Care US Finance II, Inc. 5.8750%, 1/31/22 (144A)	16,544,480
6,455,000	HCA, Inc. 3.7500%, 3/15/19	6,503,412
7,742,000	HJ Heinz Co. 2.8000%, 7/2/20 (144A)	7,748,023
6,644,000	HJ Heinz Co. 3.5000%, 7/15/22 (144A)	6,659,587
12,400,000	Laboratory Corp. of America Holdings 3.2000%, 2/1/22	12,225,086
12,381,000	Laboratory Corp. of America Holdings 3.6000%, 2/1/25	11,841,312
8,204,000	Life Technologies Corp. 6.0000%, 3/1/20	9,228,360
2,859,000	Life Technologies Corp. 5.0000%, 1/15/21	3,145,335
5,017,000	Omnicare, Inc. 4.7500%, 12/1/22	5,318,020
6,635,000	Omnicare, Inc. 5.0000%, 12/1/24	7,132,625
1,831,000	Smithfield Foods, Inc. 5.2500%, 8/1/18 (144A)	1,858,465
5,965,000	Thermo Fisher Scientific, Inc. 3.3000%, 2/15/22	5,894,506
8,642,000	Tyson Foods, Inc. 6.6000%, 4/1/16	8,972,297
6,793,000	Valeant Pharmaceuticals International, Inc. 5.8750%, 5/15/23 (144A)	6,962,825
6,793,000	Valeant Pharmaceuticals International, Inc. 6.1250%, 4/15/25 (144A)	6,988,299
19,820,000	Wm Wrigley Jr Co. 2.4000%, 10/21/18 (144A)	20,101,563
19,803,000	Wm Wrigley Jr Co. 3.3750%, 10/21/20 (144A)	20,406,496
12,344,000	Zimmer Biomet Holdings, Inc. 2.7000%, 4/1/20	12,282,934
14,589,000	Zimmer Biomet Holdings, Inc. 3.1500%, 4/1/22	14,350,557
16,810,000	Zimmer Biomet Holdings, Inc. 3.5500%, 4/1/25	16,241,603
		268,644,928
Electric — 0.2%
5,997,000	IPALCO Enterprises, Inc. 5.0000%, 5/1/18	6,326,835
7,835,000	PPL WEM, Ltd. / Western Power Distribution, Ltd. 3.9000%, 5/1/16 (144A)	7,991,755
10,571,000	PPL WEM, Ltd. / Western Power Distribution, Ltd. 5.3750%, 5/1/21 (144A)	11,693,270
		26,011,860
Energy — 2.2%
9,386,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	8,494,330
13,891,000	Chesapeake Energy Corp. 4.8750%, 4/15/22	12,050,443
8,716,000	Chevron Corp. 1.3450%, 11/15/17	8,751,439
25,528,000	Cimarex Energy Co. 5.8750%, 5/1/22	27,314,960
24,305,000	Cimarex Energy Co. 4.3750%, 6/1/24	24,005,562
16,509,000	DCP Midstream Operating LP 4.9500%, 4/1/22	16,280,879
8,671,000	DCP Midstream Operating LP 3.8750%, 3/15/23	8,011,293
3,455,000	DCP Midstream Operating LP 5.6000%, 4/1/44	3,081,501
9,861,000	Devon Energy Corp. 2.2500%, 12/15/18	9,887,733
6,106,000	Energy Transfer Partners LP 4.1500%, 10/1/20	6,275,503
8,913,000	EnLink Midstream Partners LP 4.4000%, 4/1/24	8,936,985
6,889,000	EnLink Midstream Partners LP 5.6000%, 4/1/44	6,693,511
5,849,000	Forum Energy Technologies, Inc. 6.2500%, 10/1/21	5,790,510
17,102,000	Helmerich & Payne International Drilling Co. 4.6500%, 3/15/25 (144A)	17,654,189
5,657,000	Kinder Morgan Energy Partners LP 5.0000%, 10/1/21	5,985,915
5,940,000	Kinder Morgan Energy Partners LP 4.3000%, 5/1/24	5,861,853
597,000	Kinder Morgan, Inc. 6.5000%, 9/15/20	682,674
6,696,000	Kinder Morgan, Inc. 7.7500%, 1/15/32	7,673,964
8,770,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	9,642,825
12,532,000	NGL Energy Partners LP / NGL Energy Finance Corp. 5.1250%, 7/15/19	12,500,670
23,685,000	Oceaneering International, Inc. 4.6500%, 11/15/24	23,663,305
3,510,000	Phillips 66 Partners LP 3.6050%, 2/15/25	3,303,296
11,805,000	Plains All American Pipeline LP / PAA Finance Corp. 3.9500%, 9/15/15	11,871,840
14,313,000	Spectra Energy Partners LP 4.7500%, 3/15/24	15,126,465
10,326,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.1250%, 11/15/19 (144A)	10,222,740
20,110,000	Western Gas Partners LP 5.3750%, 6/1/21	21,706,774
		291,471,159
Finance Companies — 0.7%
6,153,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.6250%, 7/1/22	6,168,383
25,290,000	CIT Group, Inc. 4.2500%, 8/15/17	25,669,350
19,971,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	20,819,767
8,581,000	GE Capital Trust I 6.3750%, 11/15/67‡	9,164,508
5,699,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	6,126,425
16,600,000	General Electric Capital Corp. 6.2500%µ	18,156,250
4,700,000	General Electric Capital Corp. 7.1250%µ	5,422,625
		91,527,308
Financial — 0.4%
13,346,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	13,688,832
14,712,000	Kennedy-Wilson, Inc. 5.8750%, 4/1/24	14,638,440
23,638,000	LeasePlan Corp. NV 2.5000%, 5/16/18 (144A)	23,672,748
		52,000,020
Industrial — 0.1%
5,422,000	Cintas Corp. No 2 2.8500%, 6/1/16	5,491,326
5,676,000	Cintas Corp. No 2 4.3000%, 6/1/21	6,122,968
		11,614,294
Insurance — 0.3%
3,005,000	CNO Financial Group, Inc. 4.5000%, 5/30/20	3,050,075
8,560,000	CNO Financial Group, Inc. 5.2500%, 5/30/25	8,698,672
20,170,000	Primerica, Inc. 4.7500%, 7/15/22	21,518,990
8,209,000	Voya Financial, Inc. 5.6500%, 5/15/53‡	8,383,441
		41,651,178
Real Estate Investment Trusts (REITs) — 0.7%
9,416,000	Alexandria Real Estate Equities, Inc. 2.7500%, 1/15/20	9,320,239
16,517,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	17,399,586
8,611,000	Alexandria Real Estate Equities, Inc. 4.5000%, 7/30/29	8,627,275
7,681,000	Post Apartment Homes LP 4.7500%, 10/15/17	8,184,359
4,313,000	Reckson Operating Partnership LP 6.0000%, 3/31/16	4,454,716
2,472,000	Retail Opportunity Investments Partnership LP 5.0000%, 12/15/23	2,593,692
4,690,000	Retail Opportunity Investments Partnership LP 4.0000%, 12/15/24	4,640,366
3,778,000	Senior Housing Properties Trust 6.7500%, 4/15/20	4,242,626
4,171,000	Senior Housing Properties Trust 6.7500%, 12/15/21	4,747,866
9,167,000	SL Green Realty Corp. 5.0000%, 8/15/18	9,814,740
17,693,000	SL Green Realty Corp. 7.7500%, 3/15/20	21,079,936
		95,105,401
Technology — 2.0%
6,175,000	Autodesk, Inc. 3.6000%, 12/15/22	6,142,408
20,209,000	Cadence Design Systems, Inc. 4.3750%, 10/15/24	20,273,790
2,658,000	Fidelity National Information Services, Inc. 5.0000%, 3/15/22	2,805,708
7,809,000	Fiserv, Inc. 3.1250%, 10/1/15	7,850,536
5,208,000	Molex Electronic Technologies LLC 2.8780%, 4/15/20 (144A)	5,128,068
20,833,000	Molex Electronic Technologies LLC 3.9000%, 4/15/25 (144A)	20,186,177
4,335,000	Seagate HDD Cayman 4.7500%, 6/1/23	4,402,921
41,410,000	Seagate HDD Cayman 4.7500%, 1/1/25 (144A)	41,155,411
11,071,000	Seagate HDD Cayman 4.8750%, 6/1/27 (144A)	10,761,743
13,629,000	Seagate HDD Cayman 5.7500%, 12/1/34 (144A)	13,419,400
22,274,000	Trimble Navigation, Ltd. 4.7500%, 12/1/24	22,304,070
32,015,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	31,648,716
7,602,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	8,126,530
28,106,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	31,621,920
7,358,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	7,492,180
22,623,000	Verisk Analytics, Inc. 4.0000%, 6/15/25	22,154,794
12,226,000	Verisk Analytics, Inc. 5.5000%, 6/15/45	12,024,247
		267,498,619
Transportation — 0.4%
2,144,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	2,152,720
11,891,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	11,950,776
1,491,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	1,501,423
12,487,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	12,869,502
8,346,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 6/15/19 (144A)	8,266,371
1,270,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.8750%, 7/11/22 (144A)	1,342,029
6,846,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	6,937,812
8,107,000	Southwest Airlines Co. 5.1250%, 3/1/17	8,602,127
		53,622,760
Total Corporate Bonds (cost $2,079,410,795)		2,100,877,182
Mortgage-Backed Securities — 7.6%
Fannie Mae Pool:
1,859,641	5.5000%, 1/1/25	2,030,094
2,739,895	4.0000%, 6/1/29	2,945,991
6,202,133	4.0000%, 9/1/29	6,668,326
4,713,332	5.0000%, 9/1/29	5,200,796
1,941,402	5.0000%, 1/1/30	2,143,418
1,183,585	5.5000%, 1/1/33	1,329,666
5,546,986	4.0000%, 4/1/34	5,985,970
5,305,206	6.0000%, 10/1/35	6,064,986
5,919,181	6.0000%, 12/1/35	6,769,672
977,519	6.0000%, 2/1/37	1,130,305
5,282,309	6.0000%, 9/1/37	5,814,722
4,369,351	6.0000%, 10/1/38	4,970,976
1,593,262	7.0000%, 2/1/39	1,925,495
6,187,950	5.5000%, 3/1/40	7,067,897
18,045,163	5.5000%, 4/1/40	20,350,142
1,737,046	4.5000%, 10/1/40	1,891,750
13,590,104	5.0000%, 2/1/41	15,135,345
3,321,231	5.5000%, 2/1/41	3,790,381
3,396,338	5.0000%, 4/1/41	3,784,703
7,842,625	5.0000%, 5/1/41	8,686,583
5,837,217	5.5000%, 5/1/41	6,551,909
9,747,935	5.5000%, 6/1/41	10,962,611
7,021,844	5.0000%, 7/1/41	7,818,816
5,882,990	4.5000%, 8/1/41	6,401,497
8,535,759	5.5000%, 12/1/41	9,636,248
9,532,388	4.0000%, 6/1/42	10,171,879
4,404,440	4.0000%, 8/1/42	4,699,970
5,407,004	4.0000%, 9/1/42	5,771,004
6,901,330	4.0000%, 9/1/42	7,364,636
6,685,902	4.0000%, 11/1/42	7,134,992
5,433,023	4.0000%, 12/1/42	5,810,361
11,255,728	3.5000%, 1/1/43	11,617,436
21,792,888	3.5000%, 2/1/43	22,492,584
29,054,501	3.5000%, 2/1/43	29,989,126
30,059,285	4.5000%, 2/1/43	32,767,936
7,623,470	4.5000%, 3/1/43	8,376,217
15,219,020	4.0000%, 5/1/43	16,240,756
14,117,797	4.0000%, 7/1/43	15,068,348
16,244,831	4.0000%, 8/1/43	17,339,138
4,021,686	4.0000%, 9/1/43	4,289,029
8,910,586	3.5000%, 1/1/44	9,241,039
20,009,338	3.5000%, 1/1/44	20,761,359
10,772,371	4.0000%, 2/1/44	11,498,236
10,506,976	3.5000%, 4/1/44	10,876,207
30,365,281	3.5000%, 5/1/44	31,489,652
39,001,825	4.5000%, 5/1/44	42,996,789
13,854,385	4.0000%, 6/1/44	14,785,999
26,353,904	4.0000%, 7/1/44	28,247,305
15,589,979	5.0000%, 7/1/44	17,603,194
6,350,983	4.0000%, 8/1/44	6,807,271
16,617,599	4.0000%, 8/1/44	17,811,551
17,196,977	4.5000%, 8/1/44	18,947,477
7,073,897	4.5000%, 10/1/44	7,786,872
12,932,938	4.5000%, 10/1/44	14,250,351
23,084,348	3.5000%, 2/1/45	23,823,760
12,893,194	4.5000%, 3/1/45	14,192,707
13,166,600	4.5000%, 5/1/45	14,572,923
Freddie Mac Gold Pool:
1,201,182	5.0000%, 1/1/19	1,254,179
1,129,509	5.5000%, 8/1/19	1,184,584
1,827,864	5.0000%, 6/1/20	1,948,525
4,284,168	5.5000%, 12/1/28	4,795,166
6,293,047	3.5000%, 7/1/29	6,636,485
3,532,935	5.5000%, 10/1/36	3,985,819
17,041,746	6.0000%, 4/1/40	19,433,865
4,501,941	4.5000%, 1/1/41	4,896,948
9,186,944	5.0000%, 5/1/41	10,247,074
5,579,778	5.5000%, 5/1/41	6,257,138
13,178,472	5.5000%, 8/1/41	15,133,279
7,774,842	3.5000%, 2/1/44	8,025,381
5,651,958	4.0000%, 8/1/44	6,037,489
25,402,287	4.5000%, 9/1/44	27,978,582
Ginnie Mae I Pool:
5,824,401	5.1000%, 1/15/32	6,668,746
6,375,637	4.9000%, 10/15/34	7,097,810
764,907	5.5000%, 9/15/35	890,700
3,602,045	5.5000%, 3/15/36	4,117,629
4,758,176	5.5000%, 8/15/39	5,454,146
14,648,826	5.5000%, 8/15/39	16,885,935
3,392,580	5.0000%, 10/15/39	3,787,236
5,368,743	5.5000%, 10/15/39	6,195,559
5,454,006	5.0000%, 11/15/39	6,054,592
1,852,533	5.0000%, 1/15/40	2,056,243
597,762	5.0000%, 5/15/40	673,430
1,970,227	5.0000%, 5/15/40	2,221,074
1,444,974	5.0000%, 7/15/40	1,602,626
5,860,714	5.0000%, 7/15/40	6,502,620
6,015,346	5.0000%, 2/15/41	6,681,455
2,324,631	5.0000%, 4/15/41	2,589,869
2,405,226	5.0000%, 5/15/41	2,729,534
1,656,704	4.5000%, 7/15/41	1,823,243
5,426,388	4.5000%, 7/15/41	5,900,892
12,912,320	4.5000%, 8/15/41	14,285,532
1,413,551	5.0000%, 9/15/41	1,576,568
11,595,554	5.0000%, 11/15/43	12,893,457
4,312,045	5.0000%, 6/15/44	4,881,650
7,177,824	5.0000%, 6/15/44	8,133,858
5,115,116	4.0000%, 4/15/45	5,534,648
Ginnie Mae II Pool:
3,179,680	6.0000%, 11/20/34	3,687,820
3,731,900	5.5000%, 11/20/37	4,179,207
1,294,624	6.0000%, 1/20/39	1,466,617
901,470	7.0000%, 5/20/39	1,069,130
8,985,891	4.5000%, 10/20/41	9,705,923
552,219	6.0000%, 10/20/41	635,095
1,727,927	6.0000%, 12/20/41	1,980,546
3,750,309	5.5000%, 1/20/42	4,265,596
1,797,331	6.0000%, 1/20/42	2,064,473
1,494,885	6.0000%, 2/20/42	1,717,366
1,358,311	6.0000%, 3/20/42	1,560,858
4,892,658	6.0000%, 4/20/42	5,621,784
2,961,635	3.5000%, 5/20/42	3,090,669
4,670,394	5.5000%, 5/20/42	5,319,628
2,217,958	6.0000%, 5/20/42	2,518,367
6,697,054	5.5000%, 7/20/42	7,526,920
1,466,551	6.0000%, 7/20/42	1,684,445
1,507,844	6.0000%, 8/20/42	1,731,292
3,535,711	6.0000%, 9/20/42	4,068,236
1,477,182	6.0000%, 11/20/42	1,692,211
1,999,957	6.0000%, 2/20/43	2,298,710
9,690,719	3.5000%, 9/20/44	10,114,893
Total Mortgage-Backed Securities (cost $988,309,722)		992,937,755
Preferred Stocks — 0.6%
Capital Markets — 0.2%
444,850	Morgan Stanley, 6.8750%	11,868,598
446,510	Morgan Stanley, 7.1250%	12,479,955
70,925	Morgan Stanley Capital Trust III, 6.2500%	1,810,715
15,844	Morgan Stanley Capital Trust IV, 6.2500%	403,071
5,872	Morgan Stanley Capital Trust V, 5.7500%	148,327
3,787	Morgan Stanley Capital Trust VIII, 6.4500%	96,001
92,675	State Street Corp., 5.9000%	2,378,967
		29,185,634
Commercial Banks — 0.2%
624,325	Wells Fargo & Co., 6.6250%	17,231,370
301,150	Citigroup Capital XIII, 7.8750%	7,817,854
		25,049,224
Consumer Finance — 0.2%
9,443	Ally Financial, Inc., 7.0000% (144A)	9,541,857
572,900	Discover Financial Services, 6.5000%	14,591,763
		24,133,620
Industrial Conglomerates — 0%
49,704	General Electric Capital Corp., 4.7000%	1,207,807
Pharmaceuticals — 0%
4,210	Allergan PLC, 5.5000%	4,389,262
Total Preferred Stocks (cost $80,253,208)		83,965,547
U.S. Treasury Notes/Bonds — 16.0%

$ 170,029,000	0.3750%, 5/31/16	170,148,530
50,227,000	0.5000%, 6/30/16	50,309,422
109,810,000	0.6250%, 7/15/16	110,110,221
231,073,000	0.5000%, 1/31/17	231,000,905
22,646,000	0.5000%, 4/30/17	22,608,838
13,250,000	0.6250%, 5/31/17	13,247,933
80,694,000	1.0000%, 12/15/17	81,040,742
71,544,000	1.3750%, 7/31/18	72,259,440
84,828,000	1.5000%, 8/31/18	85,934,751
283,226,000	1.3750%, 9/30/18†	285,566,272
55,868,000	1.2500%, 10/31/18	56,060,074
48,166,000	1.6250%, 7/31/19	48,576,182
43,085,000	1.7500%, 9/30/19	43,603,356
64,084,000	1.5000%, 10/31/19	64,119,054
78,327,000	1.5000%, 11/30/19	78,339,219
65,975,000	1.6250%, 12/31/19	66,248,202
1,853,000	1.3750%, 3/31/20	1,834,759
34,657,000	2.1250%, 9/30/21	35,003,570
48,384,000	2.1250%, 12/31/21	48,761,976
14,839,000	1.7500%, 5/15/23	14,353,260
54,623,000	2.5000%, 8/15/23	55,800,781
76,289,000	2.7500%, 11/15/23	79,304,780
39,540,000	2.5000%, 5/15/24	40,216,490
10,038,000	2.3750%, 8/15/24	10,092,115
119,270,000	2.2500%, 11/15/24	118,543,169
6,928,000	2.0000%, 2/15/25	6,730,982
81,529,000	2.1250%, 5/15/25	80,051,287
51,076,000	3.7500%, 11/15/43	57,452,532
11,346,000	3.6250%, 2/15/44	12,474,394
9,726,000	3.3750%, 5/15/44	10,216,103
41,714,000	3.0000%, 5/15/45	40,879,720
Total U.S. Treasury Notes/Bonds (cost $2,070,752,950)		2,090,889,059
Investment Companies — 0.6%
Money Markets — 0.6%
82,131,233	Janus Cash Liquidity Fund LLC, 0.1291%∞,£ (cost $82,131,233)	82,131,233
Total Investments (total cost $11,182,875,274) – 100%		$ 13,107,416,834

Summary of Investments by Country – (Long Positions) June 30, 2015 (unaudited)

Country	Value	% of Investment Securities
United States	$ 12,557,693,225	95.8%
United Kingdom	253,864,259	1.9
Netherlands	112,620,008	0.9
Germany	47,646,571	0.4
Singapore	38,754,387	0.3
Taiwan	31,648,716	0.2
Spain	29,326,296	0.2
Canada	12,978,360	0.1
Italy	11,267,967	0.1
Japan	9,464,325	0.1
Australia	2,152,720	0.0
Total	$ 13,107,416,834	100.0%

Schedule of Forward Currency Contracts, Open June 30, 2015

Counterparty/Currency and Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America: British Pound 7/30/15	17,460,000	$ 27,423,510	$ 31,031
Credit Suisse International: British Pound 7/16/15	10,943,000	17,189,488	(267,452)
HSBC Securities (USA), Inc.: British Pound 7/23/15	6,325,000	9,934,893	83,844
JPMorgan Chase & Co.: British Pound 7/30/15	9,120,000	14,324,307	35,014
RBC Capital Markets Corp.: British Pound 7/16/15	7,621,000	11,971,223	(292,764)
Total		$ 80,843,421	$ (410,327)

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2015 is indicated in the table below:

Fund	Value	Value as a % of Total Investments
Janus Balanced Fund	$ 748,614,314	5.7%

(a) All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

* Non-income producing security.

† A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Fund	Aggregate Value
Janus Balanced Fund	$ 20,165,620

‡ The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of period end.

∞ Rate shown is the 7-day yield as of June 30, 2015.

µ This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

§ Schedule of Restricted and Illiquid Securities (as of June 30, 2015)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Investment Securities
Janus Balanced Fund
Colony American Homes Holdings III LP	1/30/13	$ 61,705,954	$ 71,489,298	0.5%
FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20	4/29/13	11,065,136	11,070,183	0.1
		$ 72,771,090	$ 82,559,481	0.6%

The Fund has registration rights for certain restricted securities held as of June 30, 2015. The issuer incurs all registration costs.

£ The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share Balance			Share Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15
Janus Balanced Fund
Janus Cash Liquidity Fund LLC	196,331,633	3,440,583,225	(3,554,783,625)	82,131,233	$ -	$ 100,297	$ 82,131,233

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2015. See Significant Accounting Policies for more information.

Valuation Inputs Summary (as of June 30, 2015)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ —	$ 350,386,329	$ —

Bank Loans and Mezzanine Loans	—	60,382,016	—

Common Stocks
Real Estate Management & Development	—	—	71,489,298
All Other	7,274,358,415	—	—

Corporate Bonds	—	2,100,877,182	—

Mortgage-Backed Securities	—	992,937,755	—

Preferred Stocks	—	83,965,547	—

U.S. Treasury Notes/Bonds	—	2,090,889,059	—

Investment Companies	—	82,131,233	—

Total Investments in Securities	$ 7,274,358,415	$5,761,569,121	$ 71,489,298

Other Financial Instruments(a):
Forward Currency Contracts	$ —	$ 149,889	$ —

Total Assets	$ 7,274,358,415	$ 5,761,719,010	$ 71,489,298

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ —	$ 560,216	$ —

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Balanced Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests in a combination of equity securities selected for growth potential and fixed-income securities selected for income potential. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2015.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $132,852,148 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2015, the average ending monthly currency value amounts on sold forward currency contracts is $86,241,500.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2015.

•	Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as the London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

•	Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. Ginnie Mae's guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities' mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA's appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Balanced Fund	$ 11,166,026,893	$ 2,006,845,748	$ (65,455,807)	$ 1,941,389,941

Subsequent Event

Management has evaluated whether events or transactions occurred subsequent to June 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Contrarian Fund

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Common Stocks — 92.0%
Airlines — 9.4%
536,182	Southwest Airlines Co.	$ 17,742,262
7,083,347	United Continental Holdings, Inc.*,†	375,488,225
		393,230,487
Capital Markets — 3.4%
300,504	Blackstone Group LP	12,281,599
4,267,377	E*TRADE Financial Corp.*	127,807,941
		140,089,540
Chemicals — 6.4%
1,482,783	Air Products & Chemicals, Inc.	202,889,198
2,427,791	Platform Specialty Products Corp.*	62,102,894
		264,992,092
Commercial Banks — 2.4%
1,459,543	JPMorgan Chase & Co.	98,898,634
Communications Equipment — 4.6%
3,350,323	Motorola Solutions, Inc.†	192,107,521
Consumer Finance — 1.2%
1,497,208	Synchrony Financial*,#	49,303,059
Containers & Packaging — 4.3%
1,195,958	Ball Corp.†	83,896,454
1,770,876	Crown Holdings, Inc.*	93,697,049
		177,593,503
Diversified Financial Services — 3.3%
74,657	Berkshire Hathaway, Inc. - Class B*	10,161,564
1,093,076	CME Group, Inc.	101,721,652
246,307	Moody's Corp.	26,591,304
		138,474,520
Electronic Equipment, Instruments & Components — 4.0%
8,893,785	Knowles Corp.*,#,£	160,977,509
40,166	Zebra Technologies Corp. - Class A*	4,460,434
		165,437,943
Energy Equipment & Services — 0.6%
377,746	Baker Hughes, Inc.	23,306,928
Hotels, Restaurants & Leisure — 2.8%
10,443,542	Wendy's Co.	117,803,154
Industrial Conglomerates — 2.9%
4,501,798	General Electric Co.	119,612,773
Information Technology Services — 2.0%
1,506,703	Amdocs, Ltd. (U.S. Shares)	82,250,917
Internet & Catalog Retail — 1.9%
3,237,449	Lands' End, Inc.*,#,£	80,385,859
Internet Software & Services — 1.0%
490,214	Alibaba Group Holding, Ltd. (ADR)*	40,329,906
Leisure Products — 3.7%
5,979,963	Mattel, Inc.	153,625,249
Machinery — 2.7%
2,002,306	Colfax Corp.*,#	92,406,422
576,279	Joy Global, Inc.	20,861,300
		113,267,722
Media — 1.7%
702,571	Comcast Corp. - Class A	42,252,620
1,958,737	News Corp. - Class A*	28,577,973
		70,830,593
Multiline Retail — 3.5%
1,830,776	Dollar Tree, Inc.*	144,612,996
Oil, Gas & Consumable Fuels — 4.2%
1,762,672	MarkWest Energy Partners LP	99,379,447
935,304	Phillips 66	75,348,090
		174,727,537
Personal Products — 2.6%
1,956,239	Herbalife, Ltd.*,#	107,769,206
Pharmaceuticals — 16.8%
4,204,035	Endo International PLC*	334,851,388
19,635,974	Indivior PLC*	69,346,262
2,505,227	Mallinckrodt PLC*	294,915,322
		699,112,972
Real Estate Management & Development — 4.3%
13,771,577	Colony American Homes Holdings III LP*,§	15,975,030
10,451,593	St Joe Co.*,†,#,£	162,313,239
		178,288,269
Specialty Retail — 1.5%
262,742	Advance Auto Parts, Inc.	41,852,173
206,194	Home Depot, Inc.	22,914,339
		64,766,512
Tobacco — 0.8%
6,989,851	ITC, Ltd.	34,595,234
Total Common Stocks (cost $3,321,298,374)		3,825,413,126
Counterparty/Reference Asset
OTC Purchased Options - Calls — 0.1%
Credit Suisse International: United Continental Holdings, Inc.* expires September 2015 5,700 contracts exercise price $60.00		887,968
Goldman Sachs International: United Continental Holdings, Inc.* expires September 2015 10,633 contracts exercise price $60.00		1,656,449
UBS AG: United Continental Holdings, Inc.* expires September 2015 1,940 contracts exercise price $60.00		302,220
Total OTC Purchased Options - Calls (premiums paid $4,827,998)		2,846,637
Investment Companies — 8.9%
Investments Purchased with Cash Collateral from Securities Lending — 8.1%
336,184,847	Janus Cash Collateral Fund LLC, 0.1304%∞,£	336,184,847
Money Markets — 0.8%
35,442,000	Janus Cash Liquidity Fund LLC, 0.1291%∞,£	35,442,000
Total Investment Companies (cost $371,626,847)		371,626,847
Total Investments (total cost $3,697,753,219) – 101.0%		4,199,886,610
Investment Companies Sold Short — (1.0)%
Exchange – Traded Funds (ETFs)— (1.0)%
107,318	iShares Nasdaq Biotechnology Index Fund* (proceeds $39,226,465)	(39,597,122)
Total Investments and Securities Sold Short (total cost $3,658,526,754) – 100%		$ 4,160,289,488

Summary of Investments by Country – (Long Positions)

June 30, 2015 (unaudited)

Country	Value	% of Investment Securities
United States	$ 4,055,615,208	96.6%
United Kingdom	69,346,262	1.6
China	40,329,906	1.0
India	34,595,234	0.8
Total	$ 4,199,886,610	100.0%

Summary of Investments by Country – (Short Positions)

June 30, 2015 (unaudited)

Country	Value	% of Securities Sold Short
United States	$ (39,597,122)	100.0%

Schedule of Forward Currency Contracts, Open

June 30, 2015

Counterparty/Currency and Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Citibank NA: British Pound 7/23/15	2,922,000	$4,589,685	$54,395
Credit Suisse International: British Pound 7/16/15	2,493,000	3,916,055	(60,930)
HSBC Securities (USA), Inc.: British Pound 7/23/15	7,350,000	11,544,896	97,431
JPMorgan Chase & Co.: British Pound 7/30/15	512,000	804,172	1,966
Total		$20,854,808	$92,862

Schedule of Futures - Short

June 30, 2015

Description	Unrealized Appreciation/ (Depreciation)
S&P 500® E-Mini
expires September 2015
3,421 contracts
principal amount $358,337,543
value $351,405,120	$ 6,932,423

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

* Non-income producing security.

† A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Fund	Aggregate Value
Janus Contrarian Fund	$ 345,387,337

∞ Rate shown is the 7-day yield as of June 30, 2015.

# Loaned security; a portion or all of the security is on loan at June 30, 2015.

§ Schedule of Restricted and Illiquid Securities (as of June 30, 2015)

	Acquisition Date	Cost	Value	Value as a % of Investment Securities
Janus Contrarian Fund
Colony American Homes Holdings III LP	1/30/13	$ 13,788,838	$ 15,975,030	0.4%

The Fund has registration rights for certain restricted securities held as of June 30, 2015. The issuer incurs all registration costs.

£ The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share Balance			Share Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15
Janus Contrarian Fund
Blackhawk Network Holdings, Inc.	167,970	907,646	(1,075,616)	-	$ 10,071,590	$-	$-
Blackhawk Network Holdings, Inc. – Class B	2,015,852	422,264	(2,438,116)	-	8,285,015	-	-
Janus Cash Collateral Fund LLC	335,527,059	1,029,963,164	(1,029,305,376)	336,184,847	-	5,355,905(1)	336,184,847
Janus Cash Liquidity Fund LLC	54,149,470	1,542,450,220	(1,561,157,690)	35,442,000	-	66,682	35,442,000
Knowles Corp.	4,595,571	4,298,214	-	8,893,785	-	-	160,977,509
Lands’ End, Inc.	3,012,307	225,142	-	3,237,449	-	-	80,385,859
Rayonier Advanced Materials, Inc.	2,513,326	906,832	(3,420,158)	-	(63,668,809)	445,243	-
St Joe Co.	10,027,714	423,879	-	10,451,593	-	-	162,313,239
Total					$ (45,312,204)	$ 5,867,830	$ 775,303,454

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2015. See Significant Accounting Policies for more information.

Valuation Inputs Summary (as of June 30, 2015)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Real Estate Management & Development	$ 162,313,239	$ —	$ 15,975,030
All Other	3,647,124,857	—	—

OTC Purchased Options - Calls	—	2,846,637	—

Investment Companies	—	371,626,847	—

Total Investments in Securities	$ 3,809,438,096	$ 374,473,484	$ 15,975,030

Other Financial Instruments(a):
Forward Currency Contracts	$ —	$ 153,792	$ —
Variation Margin Receivable	7,399,601	—	—

Total Assets	$ 3,816,837,697	$ 374,627,276	$ 15,975,030

Liabilities
Investments in Securities Sold Short:
Investment Companies	$ 39,597,122	$ —	$ —

Other Financial Instruments(a):
Forward Currency Contracts	$ —	$ 60,930	$ —

Total Liabilities	$ 39,597,122	$ 60,930	$ —

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Contrarian Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as nondiversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2015.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $35,523,649 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2015, the average ending monthly currency value amounts on sold forward currency contracts is $14,617,582.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the period ended June 30, 2015, the average ending monthly market value amounts on sold futures contracts is $218,224,828.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

During the period, the Fund purchased put options on various equity securities for the purpose of decreasing exposure to individual equity risk.

During the period ended June 30, 2015, the average ending monthly market value amounts on purchased call and put options are $53,189,881 and $3,795,726, respectively.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. ETFs have certain inherent risks generally associated with investments in a portfolio of securities in which the ETF is invested, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Short Sales

The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Contrarian Fund	$ 3,714,112,117	$ 804,521,220	$ (318,746,727)	$ 485,774,493

Information on the tax components of securities sold short as of June 30, 2015 are as follows:

Fund	Federal Tax Proceeds from Securities Sold Short	Unrealized (Appreciation)	Unrealized Depreciation	Net Tax (Appreciation)/ Depreciation
Janus Contrarian Fund	$ (39,226,465)	$ (370,657)	$ -	$ (370,657)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Emerging Markets Fund

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Common Stocks — 95.0%
Airlines — 0.7%
3,177	Copa Holdings SA - Class A†,#	$ 262,388
Auto Components — 0.7%
1,429	Hyundai Mobis Co., Ltd.	271,654
Automobiles — 5.3%
615,500	Astra International Tbk PT	326,681
250,600	Chongqing Changan Automobile Co., Ltd. - Class B	641,105
3,929	Hyundai Motor Co.	479,146
22,300	Jiangling Motors Corp., Ltd. - Class B	105,929
60,993	SAIC Motor Corp., Ltd. - Class Aß	222,294
264,157	Yulon Motor Co., Ltd.	306,522
		2,081,677
Beverages — 2.8%
43,200	Fomento Economico Mexicano SAB de CV	384,768
421,421	LT Group, Inc.	130,128
6,937	SABMiller PLC	360,232
125,118	Vina Concha y Toro SA	218,130
		1,093,258
Capital Markets — 3.5%
68,375	Atlas Mara, Ltd.*	427,344
83,000	CITIC Securities Co., Ltd. - Class H	299,285
98,467	GF Securities Co., Ltd. - Class H*	253,304
15,300	Grupo BTG Pactual	140,733
289,609	Haitong International Securities Group, Ltd.	261,538
		1,382,204
Commercial Banks — 15.9%
488,300	Bank Danamon Indonesia Tbk PT	157,516
555,300	Bank Mandiri Persero Tbk PT	418,662
1,374,000	China Construction Bank Corp. - Class H	1,255,005
22,335,367	Corpbanca SA	246,687
2,130	Credicorp, Ltd.	295,900
59,300	Grupo Financiero Banorte SAB de CV	325,419
11,959	Hana Financial Group, Inc.	311,522
121,769	ICICI Bank, Ltd.	589,004
970,700	Industrial & Commercial Bank of China, Ltd. - Class Aß	826,527
45,780	Itau Unibanco Holding SA (ADR)	501,291
97,011	Metropolitan Bank & Trust Co.	202,286
72,634	Sberbank of Russia (ADR)	379,150
11,845	Shinhan Financial Group Co., Ltd.	441,320
43,426	TCS Group Holding PLC (GDR)	125,935
30,588	Turkiye Halk Bankasi A/S	140,982
		6,217,206
Construction & Engineering — 1.3%
1,287,186	Louis XIII Holdings, Ltd.*	491,540
Diversified Telecommunication Services — 0.6%
9,170	KT Corp.*	233,937
Electric Utilities — 0.7%
118,026	Power Grid Corp. of India, Ltd.	257,831
Electrical Equipment — 1.3%
42,078	Finolex Cables, Ltd.	164,909
96,459	Ulusoy Elektrik Imalat Taahhut Ve Ticaret AS	330,830
		495,739
Electronic Equipment, Instruments & Components — 5.5%
33,500	AAC Technologies Holdings, Inc.#	189,297
81,000	Chroma ATE, Inc.	179,055
62,000	Delta Electronics, Inc.	317,516
397,000	E Ink Holdings, Inc.*	182,081
119,480	Hon Hai Precision Industry Co., Ltd.	375,650
44,600	Japan Display, Inc.*	168,020
8,703	LG Display Co., Ltd.	201,733
114,600	Merry Electronics Co., Ltd.	265,587
229,000	WPG Holdings, Ltd.	286,881
		2,165,820
Food & Staples Retailing — 2.1%
2,933	PriceSmart, Inc.	267,607
30,038	Shoprite Holdings, Ltd.	428,726
7,631	X5 Retail Group NV (GDR)*	127,056
		823,389
Food Products — 1.7%
63,000	Biostime International Holdings, Ltd.	184,498
113,200	Marfrig Global Foods SA*	207,229
71,290	San Miguel Pure Foods Co., Inc.	272,635
		664,362
Health Care Providers & Services — 0.4%
27,399	Integrated Diagnostics Holdings PLC*	160,284
Hotels, Restaurants & Leisure — 2.5%
1,645,958	Dubai Parks & Resorts PJSC*	533,296
91,300	Genting Bhd	195,142
90,000	Melco International Development, Ltd.	127,256
10,948	Orascom Development Holding AG*	135,869
		991,563
Industrial Conglomerates — 0.6%
458,000	Shun Tak Holdings, Ltd.	253,483
Information Technology Services — 1.8%
18,096	Infosys, Ltd.	279,746
10,926	QIWI PLC (ADR)	306,474
432	Samsung SDS Co., Ltd.	100,524
		686,744
Insurance — 3.6%
164,300	China Pacific Insurance Group Co., Ltd. - Class Aß	799,641
8,194	Hyundai Marine & Fire Insurance Co., Ltd.	216,753
3,940	Samsung Life Insurance Co., Ltd.	379,797
		1,396,191
Internet & Catalog Retail — 0.2%
84,867	MySale Group PLC*	69,329
Internet Software & Services — 5.1%
4,533	Alibaba Group Holding, Ltd. (ADR)*	372,930
1,528	Baidu, Inc. (ADR)*	304,194
387	NAVER Corp.	220,012
4,449	Rocket Internet SE*	196,761
45,400	Tencent Holdings, Ltd.	906,091
		1,999,988
Machinery — 1.3%
26,095	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	311,212
45,100	Iochpe-Maxion SA	182,826
		494,038
Marine — 0.3%
276,000	First Steamship Co., Ltd.*	114,508
Metals & Mining — 1.7%
101,887	Hindustan Zinc, Ltd.	267,378
1,272	POSCO	255,495
25,493	Vale SA (ADR)†,#	150,154
		673,027
Multiline Retail — 1.6%
30,600	El Puerto de Liverpool SAB de CV	353,487
38,264	SACI Falabella	267,448
		620,935
Oil, Gas & Consumable Fuels — 5.7%
278,600	China Petroleum & Chemical Corp. - Class H	240,454
1,463,000	China Suntien Green Energy Corp., Ltd. - Class H	313,313
205,000	CNOOC, Ltd.	290,919
15,701	Cobalt International Energy, Inc.*	152,457
116,522	Ophir Energy PLC*	207,218
276,000	PetroChina Co., Ltd. - Class H	308,000
31,397	Petroleo Brasileiro SA (ADR)*,†	284,143
28,225	Reliance Industries, Ltd.	443,311
		2,239,815
Pharmaceuticals — 3.1%
19,900	Dong-E-E-Jiao Co., Ltd. - Class Aß	174,899
9,451	Torrent Pharmaceuticals, Ltd.	193,169
60,073	Yunnan Baiyao Group Co., Ltd. - Class A*,ß	835,752
		1,203,820
Real Estate Investment Trusts (REITs) — 0.5%
188,222	Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	193,877
Real Estate Management & Development — 3.9%
1,814,800	Belle Corp.	132,849
49,800	BR Malls Participacoes SA	233,282
688,794	Central China Real Estate, Ltd.	195,496
244,900	China Vanke Co., Ltd. - Class A*,ß	573,448
5,650,000	CSI Properties, Ltd.	218,673
929,340	Siam Future Development PCL	161,009
		1,514,757
Road & Rail — 1.6%
89,900	Daqin Railway Co., Ltd. - Class Aß	203,547
33,996	Globaltrans Investment PLC (GDR)*	161,481
26,400	Localiza Rent a Car SA	260,671
		625,699
Semiconductor & Semiconductor Equipment — 4.1%
12,000	MediaTek, Inc.	164,139
7,199	SK Hynix, Inc.	273,061
254,000	Taiwan Semiconductor Manufacturing Co., Ltd.	1,156,716
		1,593,916
Software — 0.6%
1,384	NCSoft Corp.	246,345
Specialty Retail — 3.9%
472,500	Baoxin Auto Group, Ltd.	300,521
253,600	Chow Tai Fook Jewellery Group, Ltd.#	273,515
118,998	L'Occitane International SA	339,279
85,693	PC Jeweller, Ltd.	517,051
25,500	Via Varejo SA	92,132
		1,522,498
Technology Hardware, Storage & Peripherals — 4.5%
17,000	Catcher Technology Co., Ltd.	212,693
1,353	Samsung Electronics Co., Ltd.	1,538,382
		1,751,075
Textiles, Apparel & Luxury Goods — 1.4%
18,354	Cie Financiere Richemont SA	149,809
113,400	Samsonite International SA	392,079
		541,888
Thrifts & Mortgage Finance — 0.8%
15,982	Housing Development Finance Corp., Ltd.	325,400
Tobacco — 1.0%
28,886	ITC, Ltd.	142,967
33,200	Souza Cruz SA	260,947
		403,914
Transportation Infrastructure — 0.6%
52,200	CCR SA	250,403
Wireless Telecommunication Services — 2.1%
64,000	China Mobile, Ltd.	819,475
Total Common Stocks (cost $39,864,718)		37,133,977
Preferred Stocks — 1.4%
Paper & Forest Products — 0.6%
41,200	Suzano Papel e Celulose SA - Class A	219,242
Technology Hardware, Storage & Peripherals — 0.8%
357	Samsung Electronics Co., Ltd.	317,881
Total Preferred Stocks (cost $522,859)		537,123
Warrants — 0% Capital Markets — 0%
69,975	Atlas Mara Co-Nvest, Ltd. expires 12/17/17* (cost $21,535)	12,246
Investment Companies — 3.6%
Investments Purchased with Cash Collateral from Securities Lending — 1.0%
389,383	Janus Cash Collateral Fund LLC, 0.1304%∞,£	389,383
Money Markets — 2.6%
1,030,000	Janus Cash Liquidity Fund LLC, 0.1291%∞,£	1,030,000
Total Investment Companies (cost $1,419,383)		1,419,383
Total Investments (total cost $41,828,495) – 100%		$ 39,102,729

Summary of Investments by Country – (Long Positions)
June 30, 2015 (unaudited)

Country	Value	% of Investment Securities
China	$ 10,877,462	27.8%
South Korea	5,798,774	14.8
Taiwan	3,561,348	9.1
India	3,180,766	8.2
United States	2,493,914	6.4
Brazil	2,429,974	6.2
Hong Kong	1,691,148	4.3
United Kingdom	1,337,316	3.4
Russia	1,100,096	2.8
Mexico	1,063,674	2.7
Philippines	737,898	1.9
Chile	732,265	1.9
Turkey	665,689	1.7
Indonesia	576,178	1.5
United Arab Emirates	533,296	1.4
France	431,411	1.1
South Africa	428,726	1.1
Peru	295,900	0.8
Switzerland	285,678	0.7
Germany	196,761	0.5
Malaysia	195,142	0.5
Japan	168,020	0.4
Thailand	161,009	0.4
Egypt	160,284	0.4
Total	$ 39,102,729	100.0%

Schedule of Forward Currency Contracts, Open

June 30, 2015

Counterparty/Currency and Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
Japanese Yen 7/16/15	19,754,000	$ 161,460	$ (1,639)

Total Return Swaps outstanding at June 30, 2015
Counterparty	Return Paid by the Fund	Return Received by the Fund	Termination Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	1 month USD LIBOR plus 100 basis points	Saudi International Petrochemical Co.	2/8/16	$ 154,993	$ (1,644)

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
PCL	Public Company Limited
PJSC	Private Joint Stock Company
PLC	Public Limited Company

* Non-income producing security.

† A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Fund	Aggregate Value
Janus Emerging Markets Fund	$ 373,975

β Security is illiquid.

∞ Rate shown is the 7-day yield as of June 30, 2015.

# Loaned security; a portion or all of the security is on loan at June 30, 2015.

£ The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share Balance			Share Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15
Janus Emerging Markets Fund
Janus Cash Collateral Fund LLC	630,400	5,353,485	(5,594,502)	389,383	$ -	$8,049(1)	$ 389,383
Janus Cash Liquidity Fund LLC	1,938,259	20,248,731	(21,156,990)	1,030,000	-	843	1,030,000
Total					$ -	$ 8,892	$ 1,419,383
(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2015. See Significant Accounting Policies for more information.

Valuation Inputs Summary (as of June 30, 2015)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 37,133,977	$ —	$ —
Preferred Stocks	—	537,123	—
Warrants	12,246	—	—
Investment Companies	—	1,419,383	—
Total Assets	$ 37,146,223	$ 1,956,506	$ —
Liabilities Other Financial Instruments(a):
Forward Currency Contracts	$ —	$ 1,639	$ —
Outstanding Swap Contracts, at Value	—	1,644	—
Total Liabilities	$ —	$ 3,283	$ —
(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Emerging Markets Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $16,667,776 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2015, the average ending monthly currency value amounts on sold forward currency contracts is $263,472.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

During the period, the Fund entered into total return swaps on equity securities or indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period ended June 30, 2015, the average ending monthly market value amounts on total return swaps which are long the reference asset is $3,210.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities (also known as “A Shares”).

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Emerging Markets Fund	$ 42,360,625	$ 1,880,158	$ (5,138,054)	$ (3,257,896)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Enterprise Fund

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Common Stocks — 91.6%
Aerospace & Defense — 2.1%
697,109	HEICO Corp. - Class A	$ 35,392,224
204,004	Precision Castparts Corp.	40,774,279
161,765	TransDigm Group, Inc.*	36,343,743
		112,510,246
Air Freight & Logistics — 1.3%
1,561,254	Expeditors International of Washington, Inc.	71,981,616
Airlines — 1.2%
940,721	Ryanair Holdings PLC (ADR)	67,120,443
Biotechnology — 3.0%
753,458	Celgene Corp.*,†	87,201,462
323,492	Incyte Corp.*	33,711,101
351,971	Medivation, Inc.*	40,195,088
		161,107,651
Building Products — 0.7%
498,856	AO Smith Corp.	35,907,655
Capital Markets — 3.2%
2,226,253	LPL Financial Holdings, Inc.#	103,498,502
1,829,773	TD Ameritrade Holding Corp.	67,372,242
		170,870,744
Chemicals — 1.6%
226,570	Air Products & Chemicals, Inc.	31,001,573
1,713,571	Potash Corp. of Saskatchewan, Inc. (U.S. Shares)#	53,069,294
		84,070,867
Commercial Services & Supplies — 2.0%
1,834,163	Edenred#	45,317,382
2,328,122	Ritchie Bros Auctioneers, Inc. (U.S. Shares)†,#	65,001,166
		110,318,548
Diversified Consumer Services — 0.8%
1,128,530	ServiceMaster Global Holdings, Inc.*	40,818,930
Diversified Financial Services — 1.4%
1,272,909	MSCI, Inc.	78,347,549
Electrical Equipment — 4.2%
1,049,200	AMETEK, Inc.	57,475,176
3,193,711	Sensata Technologies Holding NV*	168,436,318
		225,911,494
Electronic Equipment, Instruments & Components — 5.0%
1,279,636	Amphenol Corp. - Class A	74,180,499
3,912,093	Flextronics International, Ltd.*	44,245,772
1,881,893	National Instruments Corp.	55,440,567
1,503,736	TE Connectivity, Ltd. (U.S. Shares)	96,690,225
		270,557,063
Food Products — 1.2%
716,280	Mead Johnson Nutrition Co.	64,622,782
Health Care Equipment & Supplies — 4.7%
3,357,092	Boston Scientific Corp.*	59,420,529
299,364	IDEXX Laboratories, Inc.*,†,#	19,201,207
1,274,076	Masimo Corp.*	49,357,704
198,487	Teleflex, Inc.	26,885,064
1,198,758	Varian Medical Systems, Inc.*	101,091,262
		255,955,766
Health Care Providers & Services — 1.4%
550,809	Henry Schein, Inc.*	78,280,975
Health Care Technology — 1.5%
696,508	athenahealth, Inc.*,#	79,805,887
Hotels, Restaurants & Leisure — 1.2%
1,134,818	Dunkin' Brands Group, Inc.#	62,414,990
Industrial Conglomerates — 1.1%
344,960	Roper Industries, Inc.	59,491,802
Information Technology Services — 8.3%
1,830,409	Amdocs, Ltd. (U.S. Shares)	99,922,027
177,548	Black Knight Financial Services, Inc. - Class A*	5,480,907
1,096,014	Broadridge Financial Solutions, Inc.	54,811,660
924,900	Fidelity National Information Services, Inc.	57,158,820
651,350	Gartner, Inc.*	55,872,803
286,443	Global Payments, Inc.	29,632,528
1,341,572	Jack Henry & Associates, Inc.	86,799,709
539,098	WEX, Inc.*	61,440,999
		451,119,453
Insurance — 2.0%
1,093,721	Aon PLC	109,022,109
Internet & Catalog Retail — 0.4%
577,779	Wayfair, Inc. - Class A*,#	21,747,602
Internet Software & Services — 1.4%
696,583	Cimpress NV*,#	58,624,425
88,872	CoStar Group, Inc.*	17,886,379
		76,510,804
Leisure Products — 0.9%
347,287	Polaris Industries, Inc.	51,436,678
Life Sciences Tools & Services — 3.3%
408,753	Bio-Techne Corp.	40,249,908
102,643	Mettler-Toledo International, Inc.*	35,048,479
1,168,587	PerkinElmer, Inc.	61,514,419
345,773	Waters Corp.*	44,390,338
		181,203,144
Machinery — 2.6%
668,784	Colfax Corp.*	30,864,382
3,127,311	Rexnord Corp.*,†	74,774,006
391,740	Wabtec Corp.	36,917,577
		142,555,965
Media — 2.1%
614,730	Discovery Communications, Inc. - Class C*	19,105,808
1,303,550	Markit, Ltd.*	33,331,773
857,844	Omnicom Group, Inc.	59,611,580
		112,049,161
Oil, Gas & Consumable Fuels — 2.0%
1,163,056	MarkWest Energy Partners LP	65,573,097
894,025	World Fuel Services Corp.	42,868,499
		108,441,596
Pharmaceuticals — 2.1%
497,534	AbbVie, Inc.	33,429,309
982,146	Endo International PLC*	78,227,929
		111,657,238
Professional Services — 2.8%
2,102,025	Verisk Analytics, Inc. - Class A*	152,943,339
Real Estate Investment Trusts (REITs) — 5.0%
1,942,940	Crown Castle International Corp.	156,018,082
2,024,719	Lamar Advertising Co. - Class A	116,380,848
		272,398,930
Road & Rail — 0.7%
221,004	Canadian Pacific Railway, Ltd. (U.S. Shares)	35,411,471
Semiconductor & Semiconductor Equipment — 5.2%
6,301,764	Atmel Corp.	62,103,884
965,030	KLA-Tencor Corp.	54,244,336
6,187,237	ON Semiconductor Corp.*	72,328,801
2,071,340	Xilinx, Inc.	91,470,374
		280,147,395
Software — 9.3%
181,903	Apptio, Inc.*,§	4,128,216
5,048,507	Cadence Design Systems, Inc.*	99,253,648
208,373	Constellation Software, Inc.#	82,738,497
172,635	FactSet Research Systems, Inc.#	28,054,914
627,738	Intuit, Inc.	63,257,158
1,264,665	NICE Systems, Ltd. (ADR)	80,420,047
1,834,232	Solera Holdings, Inc.†	81,733,378
1,015,024	SS&C Technologies Holdings, Inc.	63,439,000
		503,024,858
Textiles, Apparel & Luxury Goods — 4.3%
609,600	Carter's, Inc.	64,800,480
3,003,934	Gildan Activewear, Inc.	99,850,766
31,869,390	Li & Fung, Ltd.	25,285,662
1,542,588	Wolverine World Wide, Inc.	43,932,906
		233,869,814
Trading Companies & Distributors — 1.6%
735,087	Fastenal Co.#	31,005,970
474,903	MSC Industrial Direct Co., Inc. - Class A#	33,133,982
102,794	WW Grainger, Inc.#	24,326,200
		88,466,152
Total Common Stocks (cost $3,439,659,697)		4,962,100,717
Rights — 0%
Software — 0%
178,107	Constellation Software, Inc.* (cost $51,527)	35,656
Investment Companies — 8.4%
Investments Purchased with Cash Collateral from Securities Lending — 3.9%
211,291,792	Janus Cash Collateral Fund LLC, 0.1304%∞,£	211,291,792
Money Markets — 4.5%
242,605,336	Janus Cash Liquidity Fund LLC, 0.1291%∞,£	242,605,336
Total Investment Companies (cost $453,897,128)		453,897,128
Total Investments (total cost $3,893,608,352) – 100%		$ 5,416,033,501

Summary of Investments by Country – (Long Positions)

June 30, 2015 (unaudited)

Country	Value	% of Investment Securities
United States	$ 4,828,451,344	89.2%
Canada	336,106,850	6.2
Israel	80,420,047	1.5
Ireland	67,120,443	1.2
France	45,317,382	0.8
United Kingdom	33,331,773	0.6
Hong Kong	25,285,662	0.5
Total	$ 5,416,033,501	100.0%

Schedule of Forward Currency Contracts, Open

June 30, 2015

Counterparty/Currency and Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Canadian Dollar 7/30/15	7,574,000	$ 6,062,547	$ 36,763
Euro 7/30/15	14,600,000	16,281,196	34,406
		22,343,743	71,169
Citibank NA:
Canadian Dollar 7/23/15	8,350,000	6,684,486	188,876
Euro 7/23/15	16,698,000	18,618,914	357,043
		25,303,400	545,919
Credit Suisse International:
Canadian Dollar 7/16/15	12,830,000	10,272,115	142,691
Euro 7/16/15	16,900,000	18,842,261	197,279
		29,114,376	339,970
HSBC Securities (USA), Inc.:
Canadian Dollar 7/23/15	13,253,000	10,609,519	193,999
Euro 7/23/15	29,000,000	32,336,118	454,182
		42,945,637	648,181
JPMorgan Chase & Co.:
Euro 7/30/15	11,340,000	12,645,806	58,986
RBC Capital Markets Corp.:
Euro 7/16/15	9,200,000	10,257,325	74,136
Total		$ 142,610,287	$ 1,738,361

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

* Non-income producing security.

† A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Fund	Aggregate Value
Janus Enterprise Fund	$ 105,874,540

∞ Rate shown is the 7-day yield as of June 30, 2015.

# Loaned security; a portion or all of the security is on loan at June 30, 2015.

§ Schedule of Restricted and Illiquid Securities (as of June 30, 2015)

	Acquisition Date	Cost	Value	Value as a % of Investment Securities
Janus Enterprise Fund
Apptio, Inc.	5/2/13	$4,128,216	$4,128,216	0.1%

The Fund has registration rights for certain restricted securities held as of June 30, 2015. The issuer incurs all registration costs.

£ The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share Balance			Share Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15
Janus Enterprise Fund
Janus Cash Collateral Fund LLC	190,422,903	925,541,111	(904,672,222)	211,291,792	$ -	$ 613,621(1)	$ 211,291,792
Janus Cash Liquidity Fund LLC	116,738,743	982,471,593	(856,605,000)	242,605,336	-	161,551	242,605,336
Total					$ -	$ 775,172	$ 453,897,128

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2015. See Significant Accounting Policies for more information.

Valuation Inputs Summary (as of June 30, 2015)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets Investments in Securities:
Common Stocks
Software	$ 498,896,642	$ —	$ 4,128,216
All Other	4,459,075,859	—	—

Rights	35,656	—	—
Investment Companies	—	453,897,128	—
Total Investments in Securities	$ 4,958,008,157	$ 453,897,128	$ 4,128,216

Other Financial Instruments(a):
Forward Currency Contracts	$ —	$ 1,738,361	$ —
Total Assets	$ 4,958,008,157	$ 455,635,489	$ 4,128,216

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Enterprise Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2015.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $61,894,436 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2015, the average ending monthly currency value amounts on sold forward currency contracts is $142,153,404.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Enterprise Fund	$ 3,893,646,002	$ 1,581,556,047	$ (59,168,548)	$ 1,522,387,499

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Forty Fund

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Common Stocks — 98.4%
Airlines — 1.3%
543,977	United Continental Holdings, Inc.*	$ 28,836,221
Auto Components — 2.5%
662,129	Delphi Automotive PLC	56,340,557
Biotechnology — 6.1%
151,458	Biogen, Inc.*	61,179,945
314,304	Celgene Corp.*	36,375,973
85,065	Regeneron Pharmaceuticals, Inc.*	43,394,208
		140,950,126
Capital Markets — 5.0%
1,662,624	Charles Schwab Corp.	54,284,674
2,049,790	E*TRADE Financial Corp.*	61,391,210
		115,675,884
Commercial Banks — 2.0%
1,039,775	US Bancorp	45,126,235
Construction Materials — 2.5%
680,514	Vulcan Materials Co.	57,115,540
Diversified Financial Services — 2.1%
211,626	Intercontinental Exchange, Inc.	47,321,690
Energy Equipment & Services — 1.4%
504,848	Baker Hughes, Inc.	31,149,122
Health Care Equipment & Supplies — 1.8%
2,346,775	Boston Scientific Corp.*	41,537,917
Hotels, Restaurants & Leisure — 9.7%
97,105	Chipotle Mexican Grill, Inc.*	58,747,554
586,143	Las Vegas Sands Corp.	30,813,538
1,045,053	Norwegian Cruise Line Holdings, Ltd.*	58,564,770
1,428,236	Starbucks Corp.	76,574,873
		224,700,735
Industrial Conglomerates — 3.0%
2,639,340	General Electric Co.	70,127,264
Information Technology Services — 3.5%
874,040	MasterCard, Inc. - Class A	81,705,259
Insurance — 2.2%
509,958	Aon PLC	50,832,613
Internet & Catalog Retail — 6.5%
152,770	Amazon.com, Inc.*	66,315,929
197,003	Ctrip.com International, Ltd. (ADR)*	14,306,358
59,920	Priceline Group, Inc.*	68,990,091
		149,612,378
Internet Software & Services — 11.5%
745,813	Alibaba Group Holding, Ltd. (ADR)*	61,358,036
196,194	CoStar Group, Inc.*	39,486,005
572,395	Facebook, Inc. - Class A*	49,091,457
165,981	Google, Inc. - Class C	86,394,770
141,029	LinkedIn Corp. - Class A*	29,140,822
		265,471,090
Pharmaceuticals — 9.1%
685,097	Endo International PLC*	54,567,976
387,759	Valeant Pharmaceuticals International, Inc. (U.S. Shares)*	86,140,662
1,450,122	Zoetis, Inc.	69,924,883
		210,633,521
Professional Services — 3.0%
1,535,896	Nielsen NV	68,762,064
Real Estate Investment Trusts (REITs) — 2.8%
805,274	Crown Castle International Corp.	64,663,502
Road & Rail — 2.5%
364,160	Canadian Pacific Railway, Ltd. (U.S. Shares)	58,349,357
Semiconductor & Semiconductor Equipment — 3.0%
716,338	ARM Holdings PLC (ADR)	35,293,973
346,865	NXP Semiconductor NV*	34,062,143
		69,356,116
Software — 6.7%
903,681	Adobe Systems, Inc.*	73,207,198
235,214	NetSuite, Inc.*	21,580,884
868,833	Salesforce.com, Inc.*	60,496,842
		155,284,924
Specialty Retail — 7.1%
1,656,894	Lowe's Cos., Inc.	110,962,191
810,155	TJX Cos., Inc.	53,607,956
		164,570,147
Technology Hardware, Storage & Peripherals — 3.1%
565,371	Apple, Inc.	70,911,658
Total Common Stocks (cost $1,796,817,652)		2,269,033,920
Investment Companies — 1.6%
Money Markets — 1.6%
37,915,020	Janus Cash Liquidity Fund LLC, 0.1291%∞,£ (cost $37,915,020)	37,915,020
Total Investments (total cost $1,834,732,672) – 100%		$ 2,306,948,940

Summary of Investments by Country – (Long Positions)

June 30, 2015 (unaudited)

Country	Value	% of Investment Securities
United States	$ 2,017,438,411	87.4%
Canada	144,490,019	6.3
China	75,664,394	3.3
United Kingdom	35,293,973	1.5
Netherlands	34,062,143	1.5
Total	$ 2,306,948,940	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

* Non-income producing security.

∞ Rate shown is the 7-day yield as of June 30, 2015.

£ The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share Balance			Share Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15
Janus Forty Fund
Janus Cash Liquidity Fund LLC	29,639,000	797,090,787	(788,814,767)	37,915,020	$ -	$ 32,433	$ 37,915,020

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2015. See Significant Accounting Policies for more information.

Valuation Inputs Summary (as of June 30, 2015)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 2,269,033,920	$ —	$ —

Investment Companies	—	37,915,020	—

Total Assets	$ 2,269,033,920	$ 37,915,020	$ —

Significant Accounting Policies

Janus Forty Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as nondiversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Forty Fund	$ 1,835,347,250	$ 494,139,534	$ (22,537,844)	$ 471,601,690

Subsequent Event

Management has evaluated whether events or transactions occurred subsequent to June 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Fund

Schedule of Investments (unaudited)

As of June 30, 2015

Shares	Value
Common Stocks — 97.4%
Aerospace & Defense — 2.0%
1,171,497	Honeywell International, Inc.	$ 119,457,549
290,078	Precision Castparts Corp.	57,977,890
		177,435,439
Airlines — 0.4%
961,819	Southwest Airlines Co.	31,826,591
Auto Components — 0.8%
865,282	Delphi Automotive PLC	73,626,845
Beverages — 0.3%
453,269	SABMiller PLC	23,527,206
Biotechnology — 5.8%
1,056,646	Amgen, Inc.	162,216,294
400,254	Biogen, Inc.*	161,678,601
833,487	Celgene Corp.*	96,463,618
179,073	Regeneron Pharmaceuticals, Inc.*	91,350,509
		511,709,022
Capital Markets — 1.5%
1,848,419	Blackstone Group LP	75,544,885
1,730,859	Charles Schwab Corp.	56,512,546
		132,057,431
Chemicals — 3.3%
1,283,105	Air Products & Chemicals, Inc.	175,567,257
973,782	PPG Industries, Inc.	111,712,271
		287,279,528
Communications Equipment — 0.9%
1,325,944	Motorola Solutions, Inc.	76,029,629
Electric Utilities — 0.9%
1,853,454	Brookfield Infrastructure Partners LP	82,719,652
Electrical Equipment — 2.2%
3,231,568	Sensata Technologies Holding NV*	170,432,896
489,230	SolarCity Corp.*	26,198,267
		196,631,163
Electronic Equipment, Instruments & Components — 1.0%
858,216	Amphenol Corp. - Class A	49,750,781
654,313	TE Connectivity, Ltd. (U.S. Shares)	42,072,326
		91,823,107
Energy Equipment & Services — 0.4%
573,531	Baker Hughes, Inc.	35,386,863
Food & Staples Retailing — 2.1%
1,549,134	Kroger Co.	112,327,706
1,915,647	Sysco Corp.	69,154,857
		181,482,563
Food Products — 1.2%
1,170,802	Hershey Co.	104,002,342
Health Care Equipment & Supplies — 0.6%
2,754,460	Boston Scientific Corp.*	48,753,942
Health Care Technology — 0.9%
665,623	athenahealth, Inc.*	76,267,083
Hotels, Restaurants & Leisure — 4.5%
244,639	Chipotle Mexican Grill, Inc.*,†	148,004,149
1,630,097	Dunkin' Brands Group, Inc.	89,655,335
791,857	Norwegian Cruise Line Holdings, Ltd.*	44,375,666
2,096,764	Starbucks Corp.†	112,418,002
		394,453,152
Household Products — 1.8%
662,514	Colgate-Palmolive Co.	43,335,041
1,096,876	Kimberly-Clark Corp.	116,235,949
		159,570,990
Information Technology Services — 4.0%
2,206,663	MasterCard, Inc. - Class A†	206,278,857
2,145,872	Visa, Inc. - Class A	144,095,305
		350,374,162
Insurance — 1.0%
885,055	Aon PLC	88,222,282
Internet & Catalog Retail — 2.2%
250,216	Amazon.com, Inc.*	108,616,263
400,986	Ctrip.com International, Ltd. (ADR)*	29,119,603
46,404	Priceline Group, Inc.*	53,428,174
		191,164,040
Internet Software & Services — 7.2%
553,085	Alibaba Group Holding, Ltd. (ADR)*	45,502,303
384,546	CoStar Group, Inc.*	77,393,728
2,280,573	Facebook, Inc. - Class A*	195,593,343
131,494	Google, Inc. - Class A*,†	71,012,020
419,116	Google, Inc. - Class C†	218,154,069
111,404	LinkedIn Corp. - Class A*	23,019,409
		630,674,872
Leisure Products — 0.5%
319,222	Polaris Industries, Inc.	47,279,970
Machinery — 1.5%
2,772,824	Colfax Corp.*,†	127,965,828
Media — 4.5%
2,639,499	Comcast Corp. - Class A†	158,739,470
1,217,550	Liberty Global PLC - Class C*	61,644,556
1,892,248	Twenty-First Century Fox, Inc. - Class A	61,583,211
974,455	Walt Disney Co.	111,224,294
		393,191,531
Multiline Retail — 0.8%
941,651	Dollar Tree, Inc.*	74,381,013
Oil, Gas & Consumable Fuels — 1.5%
440,156	Anadarko Petroleum Corp.	34,358,577
782,068	Antero Resources Corp.*	26,856,215
753,471	MarkWest Energy Partners LP	42,480,695
1,173,008	Southwestern Energy Co.*	26,662,472
		130,357,959
Personal Products — 0.6%
569,053	Estee Lauder Cos., Inc. - Class A	49,314,133
Pharmaceuticals — 12.5%
2,407,635	AbbVie, Inc.	161,768,996
944,489	Allergan PLC*	286,614,632
1,840,473	Bristol-Myers Squibb Co.	122,465,073
945,275	Eli Lilly & Co.	78,921,010
2,386,473	Endo International PLC*	190,082,574
502,823	Jazz Pharmaceuticals PLC*	88,532,046
782,488	Mallinckrodt PLC*	92,114,487
338,354	Valeant Pharmaceuticals International, Inc. (U.S. Shares)*	75,165,341
		1,095,664,159
Professional Services — 0.9%
1,132,126	Verisk Analytics, Inc. - Class A*	82,373,488
Real Estate Investment Trusts (REITs) — 1.3%
1,261,448	American Tower Corp.	117,680,484
Real Estate Management & Development — 2.0%
2,801,510	CBRE Group, Inc. - Class A*	103,655,870
63,440,528	Colony American Homes Holdings III LP*,§	73,591,013
		177,246,883
Road & Rail — 2.2%
670,900	Canadian Pacific Railway, Ltd. (U.S. Shares)	107,498,307
872,060	Union Pacific Corp.	83,168,362
		190,666,669
Semiconductor & Semiconductor Equipment — 4.7%
8,114,371	ARM Holdings PLC	132,192,835
3,794,889	Atmel Corp.	37,398,631
809,088	Avago Technologies, Ltd.	107,552,068
2,457,039	Freescale Semiconductor, Ltd.*	98,207,849
7,576,814	Taiwan Semiconductor Manufacturing Co., Ltd.	34,504,809
		409,856,192
Software — 7.2%
682,936	Adobe Systems, Inc.*	55,324,645
598,667	ANSYS, Inc.*	54,622,377
6,963,846	Cadence Design Systems, Inc.*	136,909,213
1,390,551	NetSuite, Inc.*,†	127,583,054
1,075,971	Oracle Corp.	43,361,631
1,438,658	Salesforce.com, Inc.*	100,173,757
523,851	ServiceNow, Inc.*	38,927,368
486,382	Ultimate Software Group, Inc.*	79,932,018
		636,834,063
Specialty Retail — 5.9%
109,920	AutoZone, Inc.*	73,305,648
1,977,741	Home Depot, Inc.	219,786,357
2,533,229	Sally Beauty Holdings, Inc.*	79,999,372
2,188,313	TJX Cos., Inc.	144,800,671
		517,892,048
Technology Hardware, Storage & Peripherals — 5.2%
3,675,369	Apple, Inc.†	460,983,157
Textiles, Apparel & Luxury Goods — 0.5%
1,458,627	Gildan Activewear, Inc.	48,484,761
Wireless Telecommunication Services — 0.6%
1,384,332	T-Mobile US, Inc.*	53,670,552
Total Common Stocks (cost $6,810,261,393)		8,558,860,794
Counterparty/Reference Asset
OTC Purchased Options - Calls — 0%
Credit Suisse International:
	Oracle Corp.* expires September 2015 35,193 contracts exercise price $45.00	636,986
Morgan Stanley & Co. International PLC:
	Hess Corp.* expires August 2015 5,517 contracts exercise price $80.00	85,371
UBS AG:
	Microsoft Corp.* expires August 2015 19,344 contracts exercise price $47.00	1,066,280
Total OTC Purchased Options - Calls (premiums paid $12,597,189)		1,788,637
Counterparty/Reference Asset
OTC Purchased Options - Puts — 0.1%
Credit Suisse International:
	Market Vectors Semiconductor (ETF)* expires August 2015 23,132 contracts exercise price $52.00	2,025,091
Morgan Stanley & Co. International PLC:
	SPDR S&P 500® Trust (ETF)* expires August 2015 8,338 contracts exercise price $210.00	5,602,145
Total OTC Purchased Options - Puts (premiums paid $9,765,012)		7,627,236
Investment Companies — 2.5%
Money Markets — 2.5%
222,955,818	Janus Cash Liquidity Fund LLC, 0.1291%∞,£ (cost $222,955,818)	222,955,818
Total Investments (total cost $7,055,579,412) – 100%		$ 8,791,232,485

Summary of Investments by Country – (Long Positions) June 30, 2015 (unaudited)
Country	Value	% of Investment Securities
United States	$ 8,179,922,212	93.0%
Canada	231,148,409	2.6
United Kingdom	217,364,597	2.5
China	74,621,906	0.9
Germany	53,670,552	0.6
Taiwan	34,504,809	0.4
Total	$ 8,791,232,485	100.0%

Schedule of Forward Currency Contracts, Open June 30, 2015
Counterparty/Currency and Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound 7/30/15	25,215,000	$ 39,603,883	$ 44,814
Credit Suisse International:
British Pound 7/16/15	15,805,000	24,826,817	(386,281)
HSBC Securities (USA), Inc.:
British Pound 7/23/15	23,208,000	36,453,597	307,643
RBC Capital Markets Corp.:
British Pound 7/16/15	4,472,000	7,024,709	(171,794)
Total		$ 107,909,006	$ (205,618)

Schedule of OTC Written Options – Puts June 30, 2015

Counterparty/Reference Asset	Value
Credit Suisse International: Oracle Corp. expires September 2015 35,193 contracts exercise price $42.00	$ (9,093,586)
UBS AG: Microsoft Corp. expires August 2015 19,344 contracts exercise price $45.00	(4,243,822)
Total OTC Written Options - Puts (premiums received $7,112,340)	$ (13,337,408)

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
ETF	Exhchange-Traded Fund
LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company
SPDR	Standard & Poor's Depositary Receipt
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

* Non-income producing security.

† A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Fund	Aggregate Value
Janus Fund	$ 477,666,450

∞ Rate shown is the 7-day yield as of June 30, 2015.

§ Schedule of Restricted and Illiquid Securities (as of June 30, 2015)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Investment Securities
Janus Fund
Colony American Homes Holdings III LP	1/30/13	$ 63,520,047	$ 73,591,013	0.8%

The Fund has registration rights for certain restricted securities held as of June 30, 2015. The issuer incurs all registration costs.

£ The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share Balance at 9/30/14	Purchases	Sales	Share Balance at 6/30/15	Realized Gain/(Loss)	Dividend Income	Value at 6/30/15
Janus Fund
Janus Cash Liquidity Fund LLC	97,632,403	1,568,302,264	(1,442,978,849)	222,955,818	$ -	$ 163,209	$ 222,955,818

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2015. See Significant Accounting Policies for more information.

Valuation Inputs Summary (as of June 30, 2015)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Real Estate Management & Development	$ 103,655,870	$ —	$ 73,591,013
All Other	8,381,613,911	—	—

OTC Purchased Options - Calls	—	1,788,637	—

OTC Purchased Options - Puts	—	7,627,236	—

Investment Companies	—	222,955,818	—

Total Investments in Securities	$ 8,485,269,781	$ 232,371,691	$ 73,591,013

Other Financial Instruments(a):
Forward Currency Contracts	$ —	$ 352,457	$ —

Total Assets	$ 8,485,269,781	$ 232,724,148	$ 73,591,013

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ —	$ 558,075	$ —
OTC Written Options, at Value	—	13,337,408	—

Total Liabilities	$ —	$13,895,483	$ —

(a)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2015.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $259,645,232 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2015, the average ending monthly currency value amounts on sold forward currency contracts is $169,776,978.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

During the period, the Fund purchased put options on various equity securities, and ETFs, for the purpose of decreasing exposure to individual equity risk.

During the period ended June 30, 2015, the average ending monthly market value amounts on purchased call and put options are $8,397,590 and $5,495,749, respectively.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

During the period ended June 30, 2015, the average ending monthly market value amounts on written put options is $5,299,735.

Written option activity for the period ended June 30, 2015 is indicated in the table below:

Put Options	Number of Contracts	Premiums Received
Janus Fund
Options outstanding at September 30, 2014	31,222	$ 6,197,828
Options written	93,877	11,428,446
Options closed	(52,064)	(6,964,941)
Options expired	(7,553)	(2,897,321)
Options exercised	(10,945)	(651,672)
Options outstanding at June 30, 2015	54,537	$ 7,112,340

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Fund	$ 7,017,526,394	$ 1,871,132,042	$ (97,425,951)	$ 1,773,706,091

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Common Stocks — 94.6%
Biotechnology — 34.1%
805,795	ACADIA Pharmaceuticals, Inc.*,#	$ 33,746,695
3,428,302	Achillion Pharmaceuticals, Inc.*	30,374,756
404,506	Actelion, Ltd.*	59,202,333
1,784,751	Aduro Biotech, Inc.*,§	48,718,348
192,147	Agios Pharmaceuticals, Inc.*,#	21,355,218
552,147	Alder Biopharmaceuticals, Inc.*	29,247,227
451,663	Alexion Pharmaceuticals, Inc.*	81,647,121
565,673	Alkermes PLC*	36,395,401
443,958	AMAG Pharmaceuticals, Inc.*,#	30,659,739
945,791	Amgen, Inc.	145,197,834
1,842,759	Amicus Therapeutics, Inc.*	26,075,040
761,218	Anacor Pharmaceuticals, Inc.*	58,941,110
715,616	Ascendis Pharma A/S*,§,£	12,019,486
891,690	Axovant Sciences, Ltd.*,#	18,172,642
346,136	Biogen, Inc.*	139,818,176
134,948	Bluebird Bio, Inc.*	22,721,195
960,644	Celgene Corp.*	111,180,133
1,085,385	Chimerix, Inc.*	50,144,787
209,630	Clovis Oncology, Inc.*	18,422,284
2,449,094	Dyax Corp.*	64,900,991
884,461	FibroGen, Inc.*	20,784,833
766,565	Gilead Sciences, Inc.†	89,749,430
863,881	Heron Therapeutics, Inc.*,#	26,918,532
337,609	Incyte Corp.*	35,182,234
1,317,149	Insmed, Inc.*	32,164,779
1,522,712	Insys Therapeutics, Inc.*,#	54,695,815
3,377,269	Ironwood Pharmaceuticals, Inc.*	40,729,864
457,875	Juno Therapeutics, Inc.*,§	24,418,474
315,531	Medivation, Inc.*	36,033,640
1,019,507	Neurocrine Biosciences, Inc.*	48,691,654
1,662,255	OvaScience, Inc.*,#,£	48,089,037
5,714,285	Pronai Therapeutics, Inc.*,§	4,000,000
371,175	ProQR Therapeutics NV*	6,187,487
496,916	PTC Therapeutics, Inc.*	23,916,567
291,789	Puma Biotechnology, Inc.*,#	34,066,366
269,423	Receptos, Inc.*	51,203,841
157,758	Regeneron Pharmaceuticals, Inc.*	80,477,089
271,971	Sangamo BioSciences, Inc.*	3,016,158
435,842	Vertex Pharmaceuticals, Inc.*	53,817,770
689,538	Zafgen, Inc.*,#	23,878,701
		1,776,962,787
Food & Staples Retailing — 0.6%
666,501	Diplomat Pharmacy, Inc.*	29,825,920
Food Products — 0.6%
1,598,529	Acerta Pharma BV*,§	18,383,084
127,226	Royalty Pharma Finance Trust§	14,999,945
		33,383,029
Food Products — 0.3%
4,809,906	Biostime International Holdings, Ltd.#	14,086,007
Health Care Equipment & Supplies — 8.7%
1,424,187	Abbott Laboratories	69,899,098
867,634	Baxter International, Inc.	60,673,646
5,046,645	Boston Scientific Corp.*	89,325,616
1,497,402	DBV Technologies SA (ADR)*,#	44,592,632
1,561,458	Endologix, Inc.*	23,952,766
399,226	HeartWare International, Inc.*,#	29,019,738
585,602	LDR Holding Corp.*	25,327,286
516,491	Varian Medical Systems, Inc.*	43,555,686
594,678	Zimmer Biomet Holdings, Inc.	64,956,678
		451,303,146
Health Care Providers & Services — 10.3%
730,958	Aetna, Inc.	93,167,907
479,987	AmerisourceBergen Corp.	51,041,817
496,914	DaVita HealthCare Partners, Inc.*	39,489,756
782,162	Express Scripts Holding Co.*	69,565,488
838,496	HCA Holdings, Inc.*	76,068,357
207,465	Henry Schein, Inc.*	29,484,926
531,760	MEDNAX, Inc.*	39,408,734
478,452	Omnicare, Inc.	45,094,101
3,956,800	Sinopharm Group Co., Ltd. - Class H	17,585,664
542,320	Universal Health Services, Inc. - Class B	77,063,672
		537,970,422
Health Care Technology — 1.6%
509,718	athenahealth, Inc.*,#	58,403,488
1,461,462	HMS Holdings Corp.*,#	25,093,303
		83,496,791
Insurance — 1.0%
539,527	Aon PLC	53,780,051
Life Sciences Tools & Services — 1.1%
86,934	Mettler-Toledo International, Inc.*	29,684,483
227,438	Thermo Fisher Scientific, Inc.	29,512,355
		59,196,838
Oil, Gas & Consumable Fuels — 0.2%
2,150,537	Edge Therapeutics, Inc.*,§,£	9,999,997
Pharmaceuticals — 36.1%
2,144,630	AbbVie, Inc.	144,097,690
415,111	Allergan PLC*	125,969,584
416,519	Bayer AG	58,292,231
1,301,244	Bristol-Myers Squibb Co.	86,584,776
1,112,409	Eli Lilly & Co.	92,875,027
994,044	Endo International PLC*	79,175,605
1,329,569	Flamel Technologies SA (ADR)*	28,173,567
385,482	GW Pharmaceuticals PLC (ADR)*,#	47,352,609
572,475	Horizon Pharma PLC*	19,887,781
16,337,926	Indivior PLC*	57,698,900
300,651	Jazz Pharmaceuticals PLC*	52,935,622
1,350,333	Johnson & Johnson†	131,603,454
775,439	Mallinckrodt PLC*	91,284,679
2,760,614	Meda AB - Class A	38,449,220
1,148,077	Nektar Therapeutics*,#	14,362,443
650,058	Novartis AG	64,087,776
1,351,443	Novo Nordisk A/S - Class B	73,643,827
662,847	Pacira Pharmaceuticals, Inc.*	46,876,540
214,454	Perrigo Co. PLC	39,637,533
1,618,400	Pfizer, Inc.	54,264,952
1,168,579	Relypsa, Inc.*	38,668,279
365,888	Roche Holding AG	102,559,812
1,194,554	Sanofi	117,497,988
287,311	Shire PLC (ADR)	69,382,733
1,433,400	Teva Pharmaceutical Industries, Ltd. (ADR)	84,713,940
558,929	Valeant Pharmaceuticals International, Inc. (U.S. Shares)*	124,166,077
		1,884,242,645
Total Common Stocks (cost $3,656,076,827)		4,934,247,633
Investment Companies — 5.4%
Investments Purchased with Cash Collateral from Securities Lending — 4.1%
215,454,054	Janus Cash Collateral Fund LLC, 0.1304%∞,£	215,454,054
Money Markets — 1.3%
65,592,529	Janus Cash Liquidity Fund LLC, 0.1291%∞,£	65,592,529
Total Investment Companies (cost $281,046,583)		281,046,583
Total Investments (total cost $3,937,123,410) – 100%		$ 5,215,294,216

Summary of Investments by Country – (Long Positions)

June 30, 2015 (unaudited)

Country	Value	% of Investment Securities
United States	$ 4,173,218,843	80.0%
Switzerland	225,849,921	4.3
France	190,264,187	3.7
United Kingdom	174,434,242	3.4
Canada	128,166,077	2.5
Israel	84,713,940	1.6
Denmark	73,643,827	1.4
Germany	58,292,231	1.1
Sweden	38,449,220	0.7
China	31,671,671	0.6
Spain	18,383,084	0.4
South Africa	12,019,486	0.2
Netherlands	6,187,487	0.1
Total	$ 5,215,294,216	100.0%

Schedule of Forward Currency Contracts, Open

June 30, 2015

Counterparty/Currency and Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Swedish Krona 7/30/15	52,400,000	$ 6,328,388	$ (32,150)
Swiss Franc 7/30/15	37,945,000	40,646,357	(163,485)
		46,974,745	(195,635)
Citibank N.A.: Swiss Franc 7/23/15	4,800,000	5,140,123	(16,833)
Credit Suisse International:
Swedish Krona 7/16/15	62,720,000	7,572,251	53,766
Swiss Franc 7/16/15	36,260,000	38,817,298	4,973
		46,389,549	58,739
HSBC Securities (USA), Inc.: Swiss Franc 7/23/15	14,075,000	15,072,341	162,981
JPMorgan Chase & Co.:
Swedish Krona 7/30/15	9,800,000	1,183,553	4,993
RBC Capital Markets Corp.:
Swedish Krona 7/16/15	34,300,000	4,141,075	(19,313)
Swiss Franc 7/16/15	15,070,000	16,132,837	28,541
		20,273,912	9,228
Total		$ 135,034,223	$ 23,473

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

* Non-income producing security.

† A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Fund	Aggregate Value
Janus Global Life Sciences Fund	$ 86,371,230

∞ Rate shown is the 7-day yield as of June 30, 2015.

# Loaned security; a portion or all of the security is on loan at June 30, 2015.

§ Schedule of Restricted and Illiquid Securities (as of June 30, 2015)

	Acquisition Date	Cost	Value	Value as a % of Investment Securities
Janus Global Life Sciences Fund
Acerta Pharma BV	5/11/15	$ 18,383,084	$ 18,383,084	0.4%
Aduro Biotech, Inc.	12/19/14	6,700,005	48,718,348	0.9
Ascendis Pharma A/S	11/24/14	7,000,019	12,019,486	0.2
Edge Therapeutics, Inc.	4/6/15	9,999,997	9,999,997	0.2
Juno Therapeutics, Inc.	8/1/14	4,999,995	24,418,474	0.5
Pronai Therapeutics, Inc.	4/17/14	4,000,000	4,000,000	0.1
Royalty Pharma Finance Trust	5/21/15	14,999,945	14,999,945	0.3
Total		$ 66,083,045	$ 132,539,334	2.6%

The Fund has registration rights for certain restricted securities held as of June 30, 2015. The issuer incurs all registration costs.

£ The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share Balance			Share Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15
Janus Global Life Sciences Fund
Ascendis Pharma A/S(1)	-	715,616	-	715,616	$ -	$ -	$ 12,019,486
Edge Therapeutics, Inc.	-	2,150,537	-	2,150,537	-	-	9,999,997
Janus Cash Collateral Fund LLC	154,989,666	1,133,227,110	(1,072,762,722)	215,454,054	-	1,139,614(2)	215,454,054
Janus Cash Liquidity Fund LLC	78,179,785	842,028,158	(854,615,414)	65,592,529	-	73,386	65,592,529
OvaScience, Inc.	1,239,297	533,191	(110,233)	1,662,255	231,011	-	48,089,037
Total					$ 231,011	$ 1,213,000	$ 351,155,103

(1)	A 400% stock dividend occurred on January 15, 2015.

(2)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2015. See Significant Accounting Policies for more information.

Valuation Inputs Summary (as of June 30, 2015)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Biotechnology	$ 1,687,806,479	$ 85,156,308	$ 4,000,000
Food Products	—	—	33,383,029
Oil, Gas & Consumable Fuels	—	—	9,999,997
All Other	3,113,901,820	—	—

Investment Companies	—	281,046,583	—

Total Investments in Securities	$ 4,801,708,299	$ 366,202,891	$ 47,383,026

Other Financial Instruments(a):
Forward Currency Contracts	$ —	$ 255,254	$ —

Total Assets	$ 4,801,708,299	$ 366,458,145	$ 47,383,026

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ —	$ 231,781	$ —

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Global Life Sciences Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2015.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $227,448,824 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2015, the average ending monthly currency value amounts on sold forward currency contracts is $108,475,751.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Global Life Sciences Fund	$ 3,952,590,882	$ 1,302,444,673	$ (39,741,339)	$ 1,262,703,334

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Global Real Estate Fund

Schedule of Investments (unaudited)

As of June 30, 2015

Shares or Principal Amount		Value
Common Stocks — 92.5%
Capital Markets — 1.6%
115,264	NorthStar Asset Management Group, Inc., New York	$ 2,131,231
299,072	Tricon Capital Group, Inc.	2,612,809
		4,744,040
Electric Utilities — 1.2%
83,059	Brookfield Infrastructure Partners LP#	3,706,923
Health Care Providers & Services — 0.9%
112,274	Capital Senior Living Corp.*	2,750,713
Hotels, Restaurants & Leisure — 4.1%
165,008	ClubCorp Holdings, Inc.	3,940,391
150,713	Crown Resorts, Ltd.	1,418,377
53,680	Las Vegas Sands Corp.	2,821,958
16,168	Vail Resorts, Inc.	1,765,546
34,092	Whitbread PLC	2,648,993
		12,595,265
Household Durables — 2.9%
73,500	First Juken Co., Ltd.	842,694
84,900	Iida Group Holdings Co., Ltd.	1,352,905
84,585	LGI Homes, Inc.*,#	1,673,091
284,191	New Home Co., Inc.*,†	4,896,611
435,800	PDG Realty SA Empreendimentos e Participacoes*	50,476
		8,815,777
Industrial Conglomerates — 0.9%
4,646,000	Shun Tak Holdings, Ltd.	2,571,355
Information Technology Services — 0.4%
44,694	InterXion Holding NV*	1,235,789
Internet Software & Services — 0.8%
10,031	Equinix, Inc.	2,547,874
Media — 0.3%
65,000	Fuji Media Holdings, Inc.	863,161
Metals & Mining — 0.1%
228,787	Copper Mountain Mining Corp.*	212,518
Oil, Gas & Consumable Fuels — 0.8%
124,998	Hoegh LNG Partners LP#	2,387,462
Real Estate Investment Trusts (REITs) — 48.4%
3,664,261	AIMS AMP Capital Industrial REIT	4,068,377
15,009	Alexandria Real Estate Equities, Inc.	1,312,687
56,219	American Assets Trust, Inc.	2,204,347
81,534	American Tower Corp.	7,606,307
297,201	Armada Hoffler Properties, Inc.	2,969,038
2,274,800	Ascott Residence Trust	2,179,348
754,222	Astro Japan Property Group	2,885,771
14,072	AvalonBay Communities, Inc.	2,249,691
26,998	Boston Properties, Inc.	3,267,838
40,596	Camden Property Trust	3,015,471
191,433	Chambers Street Properties	1,521,892
341,648	Charter Hall Group	1,191,238
359,225	Chatham Lodging Trust	9,508,686
105,749	Colony Financial, Inc. - Class A	2,395,215
955,358	Concentradora Fibra Danhos SA de CV	2,250,519
1,583,213	Concentradora Fibra Hotelera Mexicana SA de CV	1,723,731
1,569,741	Cromwell Property Group	1,241,175
22,455	DDR Corp.	347,154
81,139	Easterly Government Properties, Inc.	1,291,733
120,407	Equity Commonwealth*	3,090,848
1,129,688	Federation Centres	2,544,617
125,991	Gramercy Property Trust, Inc.	2,944,410
155,771	Great Portland Estates PLC	1,898,990
1,695	Hulic REIT, Inc.	2,415,690
507	Kenedix Office Investment Corp.	2,543,908
780	Kenedix Residential Investment Corp.#	2,310,615
1,330	Kenedix Retail REIT Corp.	3,157,351
58,617	Kite Realty Group Trust	1,434,358
53,712	Lamar Advertising Co. - Class A	3,087,366
136,696	Land Securities Group PLC	2,585,572
529,548	Lexington Realty Trust	4,490,567
72,920	Mack-Cali Realty Corp.	1,343,916
703,716	Mirvac Group	1,004,269
1,846	Mori Hills REIT Investment Corp.	2,389,527
2,888,831	National Storage REIT#	3,732,656
539	Nippon Prologis REIT, Inc.	992,814
261,909	NorthStar Realty Finance Corp.	4,164,353
77,384	Parkway Properties, Inc.	1,349,577
85,683	Pebblebrook Hotel Trust	3,674,087
69,986	Post Properties, Inc.†	3,805,139
1,229,212	Prologis Property Mexico SA de CV*	2,064,174
38,594	Prologis, Inc.	1,431,837
362,213	Pure Industrial Real Estate Trust	1,366,130
103,143	QTS Realty Trust, Inc. - Class A	3,759,562
112,000	Ramco-Gershenson Properties Trust	1,827,840
37,814	Retrocom Real Estate Investment Trust	107,495
336,491	Scentre Group	973,387
45,365	Simon Property Group, Inc.†	7,849,052
1,208	STAG Industrial, Inc.	24,160
233,518	Starwood Property Trust, Inc.	5,036,983
74,357	Starwood Waypoint Residential Trust	1,766,722
182,227	Terreno Realty Corp.	3,589,872
5,953	Unibail-Rodamco SE	1,504,342
80,655	Ventas, Inc.	5,007,869
11,091	Vornado Realty Trust	1,052,869
122,220	WP GLIMCHER, Inc.	1,653,636
		147,206,778
Real Estate Management & Development — 30.1%
29,493	Arealink Co., Ltd.	29,886
949,549	Atrium European Real Estate, Ltd.*	4,372,519
83,017	Brookfield Asset Management, Inc. - Class A (U.S. Shares)	2,899,784
2,361,100	CapitaLand, Ltd.	6,137,282
52,180	CBRE Group, Inc. - Class A*	1,930,660
1,308,268	Colony American Homes Holdings III LP*,§	1,517,591
442,206	Corp. Inmobiliaria Vesta SAB de CV	719,789
423,440	Countrywide PLC	3,778,457
71,129,999	CSI Properties, Ltd.	2,752,958
130,500	Cyrela Commercial Properties SA Empreendimentos e Participacoes	450,927
358,476	Dalian Wanda Commercial Properties Co., Ltd. - Class H	2,883,514
170,629	First Capital Realty, Inc.	2,443,022
1,048,230	Global Logistic Properties, Ltd.	1,969,567
1,945,000	Hang Lung Properties, Ltd.	5,783,836
182,014	Hispania Activos Inmobiliarios SAU*	2,670,053
179,000	Hysan Development Co., Ltd.	775,921
124,300	Iguatemi Empresa de Shopping Centers SA	983,378
426,898	Kennedy Wilson Europe Real Estate PLC	7,618,628
434,771	Kennedy-Wilson Holdings, Inc.†	10,691,019
532,368	Kingdom Construction Corp.	365,817
53,152	LEG Immobilien AG*	3,692,378
149,000	Mitsubishi Estate Co., Ltd.	3,210,252
73,000	Mitsui Fudosan Co., Ltd.	2,044,382
112,584	Phoenix Mills, Ltd.	668,874
520,845	Prestige Estates Projects, Ltd.	2,022,032
819,737	Primecity Investment PLC*	3,134,208
174,221	Savills PLC	2,589,202
338,877	St Joe Co.*	5,262,760
6,750	Sun Hung Kai Properties, Ltd.	109,375
270,625	TLG Immobilien AG	4,375,672
557,080	Wharf Holdings, Ltd.	3,708,452
		91,592,195
Total Common Stocks (cost $265,170,974)		281,229,850
Corporate Bonds — 0.2%
Real Estate Management & Development — 0.2%
$ 653,000	Consolidated-Tomoka Land Co. 4.5000%, 3/15/20§ (cost $587,518)	635,676
Preferred Stocks — 0.1%
Real Estate Investment Trusts (REITs) — 0.1%
8,975	American Homes 4 Rent, 5.5000% (cost $219,438)	226,170
Rights — 0%
Real Estate Management & Development — 0%
57,645	Cyrela Commercial Properties SA Empreendimentos e Participacoes* (cost $0)	1,484
Investment Companies — 7.2%
Investments Purchased with Cash Collateral from Securities Lending — 2.1%
6,482,514	Janus Cash Collateral Fund LLC, 0.1304%∞,£	6,482,514
Money Markets — 5.1%
15,425,736	Janus Cash Liquidity Fund LLC, 0.1291%∞,£	15,425,736
Total Investment Companies (cost $21,908,250)		21,908,250
Total Investments (total cost $287,886,180) – 100%		$ 304,001,430

Summary of Investments by Country – (Long Positions) June 30, 2015 (unaudited)

Country	Value	% of Investment Securities
United States	$ 168,481,546	55.4%
Japan	22,153,185	7.3
United Kingdom	21,119,842	6.9
Hong Kong	15,701,897	5.2
Australia	14,991,490	4.9
Singapore	14,354,574	4.7
Germany	11,202,258	3.7
Canada	9,641,758	3.2
Mexico	6,758,213	2.2
Austria	4,372,519	1.4
China	2,883,514	1.0
India	2,690,906	0.9
Spain	2,670,053	0.9
Norway	2,387,462	0.8
France	1,504,342	0.5
Brazil	1,486,265	0.5
Netherlands	1,235,789	0.4
Taiwan	365,817	0.1
Total	$ 304,001,430	100.0%

Schedule of OTC Written Options – Puts June 30, 2015

Counterparty/Reference Asset	Value
Morgan Stanley & Co. International PLC: Simon Property Group, Inc. expires October 2015 393 contracts exercise price $155.00 (premiums received $89,211)	$ (101,031)

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

* Non-income producing security.

† A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Fund	Aggregate Value
Janus Global Real Estate Fund	$ 10,160,100

∞ Rate shown is the 7-day yield as of June 30, 2015.

# Loaned security; a portion or all of the security is on loan at June 30, 2015.

§ Schedule of Restricted and Illiquid Securities (as of June 30, 2015)

	Acquisition Date	Cost	Value	Value as a % of Investment Securities
Janus Global Real Estate Fund
Colony American Homes Holdings III LP	1/30/13	$ 1,310,000	$ 1,517,591	0.5%
Consolidated-Tomoka Land Co. 4.5000%, 3/15/20	3/6/15	653,000	635,676	0.2
Total		$ 1,963,000	$ 2,153,267	0.7%

The Fund has registration rights for certain restricted securities held as of June 30, 2015. The issuer incurs all registration costs.

£ The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share Balance			Share Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15
Janus Global Real Estate Fund
Janus Cash Collateral Fund LLC	5,845,918	55,535,816	(54,899,220)	6,482,514	$ -	$ 13,029(1)	$ 6,482,514
Janus Cash Liquidity Fund LLC	12,511,341	89,805,395	(86,891,000)	15,425,736	-	14,080	15,425,736
					$ -	$ 27,109	$ 21,908,250

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2015. See Significant Accounting Policies for more information.

Valuation Inputs Summary (as of June 30, 2015)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets Investments in Securities:
Common Stocks
Real Estate Management & Development	$ 90,074,604	$ —	$ 1,517,591
All Other	189,637,655	—	—

Corporate Bonds	—	635,676	—

Preferred Stocks	—	226,170	—

Rights	1,484	—	—

Investment Companies	—	21,908,250	—

Total Assets	$ 279,713,743	$ 22,770,096	$ 1,517,591

Liabilities Other Financial Instruments(a):
OTC Written Options, at Value	$ —	$ 101,031	$ —
(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Global Real Estate Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2015.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $69,089,098 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

During the period ended June 30, 2015, the average ending monthly market value amounts on written put options is $94,249.

Written option activity for the period ended June 30, 2015 is indicated in the table below:

Put Options	Number of Contracts	Premiums Received
Janus Global Real Estate Fund
Options outstanding at September 30, 2014	1,490	$ 63,995
Options written	2,690	404,856
Options closed	-	-
Options expired	(2,297)	(315,645)
Options exercised	(1,490)	(63,995)
Options outstanding at June 30, 2015	393	$89,211

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Global Real Estate Fund	$ 291,493,076	$ 27,877,281	$ (15,368,927)	$ 12,508,354

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Global Research Fund

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Common Stocks — 97.6%
Aerospace & Defense — 0.6%
152,193	United Technologies Corp.	$ 16,882,769
Air Freight & Logistics — 0.9%
208,148	Panalpina Welttransport Holding AG	26,277,377
Airlines — 1.0%
515,328	United Continental Holdings, Inc.*	27,317,537
Auto Components — 1.5%
1,540,100	NGK Spark Plug Co., Ltd.	42,728,116
Beverages — 2.8%
299,237	PepsiCo, Inc.	27,930,782
183,107	Pernod Ricard SA	21,145,787
574,439	SABMiller PLC	29,816,609
		78,893,178
Biotechnology — 5.7%
170,915	Actelion, Ltd.*	25,014,627
193,380	Amgen, Inc.	29,687,698
85,057	Biogen, Inc.*	34,357,924
225,048	Celgene Corp.*	26,045,930
1,542,052	Ironwood Pharmaceuticals, Inc.*	18,597,147
51,275	Regeneron Pharmaceuticals, Inc.*	26,156,916
		159,860,242
Capital Markets — 2.3%
684,515	Blackstone Group LP	27,976,128
754,579	E*TRADE Financial Corp.*	22,599,641
662,730	UBS Group AG*	14,060,058
		64,635,827
Chemicals — 1.9%
208,746	Air Products & Chemicals, Inc.	28,562,715
1,760,352	Alent PLC	10,229,588
137,234	LyondellBasell Industries NV - Class A	14,206,464
		52,998,767
Commercial Banks — 7.6%
339,084	BNP Paribas SA	20,467,505
461,891	Citigroup, Inc.	25,514,859
2,195,316	HSBC Holdings PLC	19,661,760
2,257,854	ING Groep NV	37,274,348
396,866	JPMorgan Chase & Co.	26,891,640
24,491,863	Lloyds Banking Group PLC	32,797,411
4,616,500	Mitsubishi UFJ Financial Group, Inc.	33,191,114
396,177	US Bancorp	17,194,082
		212,992,719
Communications Equipment — 0.7%
344,173	CommScope Holding Co., Inc.*	10,500,718
163,890	Motorola Solutions, Inc.	9,397,453
		19,898,171
Consumer Finance — 0.8%
288,629	American Express Co.	22,432,246
Containers & Packaging — 0.9%
494,294	Crown Holdings, Inc.*	26,153,096
Diversified Financial Services — 0.7%
82,767	Intercontinental Exchange, Inc.	18,507,529
Electric Utilities — 0.7%
421,184	Brookfield Infrastructure Partners LP	18,797,442
Electrical Equipment — 2.1%
438,657	Schneider Electric SE	30,282,051
526,618	Sensata Technologies Holding NV*	27,773,833
		58,055,884
Electronic Equipment, Instruments & Components — 0.5%
216,835	TE Connectivity, Ltd. (U.S. Shares)	13,942,491
Energy Equipment & Services — 0.8%
342,860	Baker Hughes, Inc.	21,154,462
Food & Staples Retailing — 1.7%
535,255	Kroger Co.	38,811,340
238,333	Whole Foods Market, Inc.	9,399,854
		48,211,194
Food Products — 1.2%
364,074	Hershey Co.	32,340,693
Health Care Equipment & Supplies — 0.8%
1,299,128	Boston Scientific Corp.*	22,994,566
Health Care Providers & Services — 0.6%
118,637	Universal Health Services, Inc. - Class B	16,858,318
Hotels, Restaurants & Leisure — 1.9%
3,952,337	Bwin.Party Digital Entertainment PLC	6,075,599
13,140	Chipotle Mexican Grill, Inc.*	7,949,568
1,754,000	Galaxy Entertainment Group, Ltd.	6,992,195
584,151	Starbucks Corp.	31,319,256
		52,336,618
Household Durables — 0.4%
397,500	Sony Corp.	11,244,147
Household Products — 0.9%
402,642	Colgate-Palmolive Co.	26,336,813
Information Technology Services — 2.7%
264,811	Amdocs, Ltd. (U.S. Shares)	14,456,033
405,909	MasterCard, Inc. - Class A	37,944,373
327,668	Visa, Inc. - Class A	22,002,906
		74,403,312
Insurance — 4.5%
9,897,900	AIA Group, Ltd.	64,804,410
303,170	Aon PLC	30,219,986
1,346,878	Prudential PLC	32,426,721
		127,451,117
Internet & Catalog Retail — 0.9%
31,050	Amazon.com, Inc.*	13,478,495
11,006	Priceline Group, Inc.*	12,671,978
		26,150,473
Internet Software & Services — 2.8%
145,190	Alibaba Group Holding, Ltd. (ADR)*	11,944,781
275,107	Facebook, Inc. - Class A*	23,594,552
82,263	Google, Inc. - Class C	42,818,714
		78,358,047
Leisure Products — 0.4%
449,455	Mattel, Inc.	11,546,499
Machinery — 2.4%
320,061	Colfax Corp.*	14,770,815
172,611	Dover Corp.	12,113,840
5,110,000	Mitsubishi Heavy Industries, Ltd.	31,097,630
365,792	Rexnord Corp.*	8,746,087
		66,728,372
Media — 3.6%
368,419	Comcast Corp. - Class A	22,156,719
471,773	Liberty Global PLC - Class C*	23,885,867
57,439	Time Warner Cable, Inc.	10,233,907
582,845	Twenty-First Century Fox, Inc. - Class A	18,968,690
219,942	Walt Disney Co.	25,104,180
		100,349,363
Metals & Mining — 0.7%
739,919	ThyssenKrupp AG	19,246,472
Oil, Gas & Consumable Fuels — 8.2%
422,688	Anadarko Petroleum Corp.	32,995,025
1,052,390	Enterprise Products Partners LP	31,455,937
419,116	Exxon Mobil Corp.	34,870,451
1,418,000	Inpex Corp.	16,124,434
571,492	MarkWest Energy Partners LP	32,220,719
838,100	MEG Energy Corp.*	13,690,936
418,491	Phillips 66	33,713,635
728,295	Total SA	35,371,545
		230,442,682
Pharmaceuticals — 7.0%
326,676	Eli Lilly & Co.	27,274,179
426,267	Endo International PLC*	33,952,167
4,422,823	Indivior PLC*	15,619,609
227,012	Mallinckrodt PLC*	26,723,853
1,193,492	Meda AB - Class A	16,622,692
279,566	Pacira Pharmaceuticals, Inc.*	19,770,907
628,651	Pfizer, Inc.	21,078,668
154,552	Valeant Pharmaceuticals International, Inc. (U.S. Shares)*	34,333,727
		195,375,802
Professional Services — 0.8%
27,613	IHS, Inc. - Class A*	3,551,860
241,736	Verisk Analytics, Inc. - Class A*	17,588,712
		21,140,572
Real Estate Investment Trusts (REITs) — 1.4%
173,060	American Tower Corp.	16,144,767
810,824	Lexington Realty Trust	6,875,788
93,101	Simon Property Group, Inc.	16,108,335
		39,128,890
Real Estate Management & Development — 1.8%
724,233	Brookfield Asset Management, Inc. - Class A (U.S. Shares)	25,297,459
146,608	Jones Lang LaSalle, Inc.	25,069,968
		50,367,427
Road & Rail — 2.8%
307,391	Canadian National Railway Co.	17,737,504
324,468	Canadian Pacific Railway, Ltd.	51,969,963
108,435	Kansas City Southern	9,889,272
		79,596,739
Semiconductor & Semiconductor Equipment — 2.8%
1,629,820	ARM Holdings PLC	26,551,722
911,050	Atmel Corp.	8,978,398
107,784	Avago Technologies, Ltd.	14,327,727
306,342	Freescale Semiconductor, Ltd.*	12,244,490
3,904,000	Taiwan Semiconductor Manufacturing Co., Ltd.	17,778,815
		79,881,152
Software — 2.4%
21,492	Constellation Software, Inc.	8,533,811
73,407	NetSuite, Inc.*	6,735,092
101,500	Nintendo Co., Ltd.	16,978,876
398,147	Oracle Corp.	16,045,324
221,036	Solera Holdings, Inc.	9,849,364
50,719	Ultimate Software Group, Inc.*	8,335,160
		66,477,627
Specialty Retail — 2.8%
131,479	Advance Auto Parts, Inc.	20,943,290
8,701,716	Chow Tai Fook Jewellery Group, Ltd.	9,385,051
7,586,160	L'Occitane International SA	21,629,163
394,668	Lowe's Cos., Inc.	26,430,916
		78,388,420
Technology Hardware, Storage & Peripherals — 3.0%
325,054	Apple, Inc.	40,769,898
352,023	EMC Corp.	9,289,887
30,179	Samsung Electronics Co., Ltd.	34,313,999
		84,373,784
Textiles, Apparel & Luxury Goods — 2.8%
207,751	Cie Financiere Richemont SA	16,903,246
584,214	Gildan Activewear, Inc.	19,419,273
179,974	NIKE, Inc. - Class B	19,440,792
6,687,538	Samsonite International SA	23,122,059
		78,885,370
Thrifts & Mortgage Finance — 0.7%
1,612,146	MGIC Investment Corp.*	18,346,221
Trading Companies & Distributors — 2.5%
744,019	Brenntag AG	42,653,993
222,488	MSC Industrial Direct Co., Inc. - Class A	15,522,988
552,404	NOW, Inc.*,#	10,998,363
		69,175,344
Wireless Telecommunication Services — 1.6%
511,360	T-Mobile US, Inc.*	19,825,427
12,723,700	Tower Bersama Infrastructure Tbk PT*	8,805,411
4,838,252	Vodafone Group PLC	17,470,579
		46,101,417
Total Common Stocks (cost $2,323,195,640)		2,733,765,304
Preferred Stocks — 1.2%
Automobiles — 1.2%
145,875	Volkswagen AG (cost $37,944,966)	33,822,316
Investment Companies — 1.2%
Investments Purchased with Cash Collateral from Securities Lending — 0.3%
8,654,825	Janus Cash Collateral Fund LLC, 0.1304%∞,£	8,654,825
Money Markets — 0.9%
24,778,210	Janus Cash Liquidity Fund LLC, 0.1291%∞,£	24,778,210
Total Investment Companies (cost $33,433,035)		33,433,035
Total Investments (total cost $2,394,573,641) – 100%		$ 2,801,020,655

Summary of Investments by Country – (Long Positions) June 30, 2015 (unaudited)
Country	Value	% of Investment Securities
United States	$ 1,729,516,931	61.8%
United Kingdom	214,535,465	7.7
Canada	170,982,673	6.1
Japan	151,364,317	5.4
France	128,896,051	4.6
Germany	115,548,208	4.1
Switzerland	82,255,308	3.0
Hong Kong	81,181,656	2.9
Netherlands	37,274,348	1.3
South Korea	34,313,999	1.2
Taiwan	17,778,815	0.6
Sweden	16,622,692	0.6
China	11,944,781	0.4
Indonesia	8,805,411	0.3
Total	$ 2,801,020,655	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

* Non-income producing security.

∞ Rate shown is the 7-day yield as of June 30, 2015.

# Loaned security; a portion or all of the security is on loan at June 30, 2015.

£ The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share Balance			Share Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15
Janus Global Research Fund
Janus Cash Collateral Fund LLC	-	31,606,496	(22,951,671)	8,654,825	$ -	$ 251,062(1)	$ 8,654,825
Janus Cash Liquidity Fund LLC	10,289,000	435,603,999	(421,114,789)	24,778,210	-	15,031	24,778,210
					$ -	$ 266,093	$ 33,433,035

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2015. See Significant Accounting Policies for more information.

Valuation Inputs Summary (as of June 30, 2015)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 2,733,765,304	$ —	$ —

Preferred Stocks	—	33,822,316	—

Investment Companies	—	33,433,035	—

Total Assets	$ 2,733,765,304	$ 67,255,351	$ —

Significant Accounting Policies

Janus Global Research Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $485,973,708 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Global Research Fund	$ 2,394,834,022	$ 511,015,030	$ (104,828,397)	$ 406,186,633

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Global Select Fund

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Common Stocks — 98.4%
Aerospace & Defense — 1.4%
277,691	United Technologies Corp.	$ 30,804,263
Airlines — 1.9%
802,207	United Continental Holdings, Inc.*	42,524,993
Auto Components — 1.4%
1,122,100	NGK Spark Plug Co., Ltd.	31,131,237
Automobiles — 0.7%
122,506	Hyundai Motor Co.	14,939,756
Beverages — 4.2%
2,015,970	Diageo PLC	58,305,853
686,303	SABMiller PLC	35,622,979
		93,928,832
Biotechnology — 1.3%
185,119	Amgen, Inc.	28,419,469
Capital Markets — 3.5%
622,410	Blackstone Group LP	25,437,897
1,358,278	Morgan Stanley	52,687,603
		78,125,500
Chemicals — 5.3%
478,697	Air Products & Chemicals, Inc.	65,500,111
452,796	PPG Industries, Inc.	51,944,757
		117,444,868
Commercial Banks — 11.2%
19,781,383	Banca Popolare di Milano Scarl	20,859,646
533,443	BNP Paribas SA	32,199,240
1,325,761	Citigroup, Inc.	73,235,038
11,498,643	Intesa Sanpaolo SpA	41,682,741
6,635,700	Mitsubishi UFJ Financial Group, Inc.	47,708,498
1,774,933	Permanent TSB Group Holdings PLC*	9,283,230
5,713,874	State Bank of India	23,577,862
		248,546,255
Communications Equipment — 1.7%
3,659,052	Telefonaktiebolaget LM Ericsson - Class B	37,934,799
Diversified Telecommunication Services — 1.2%
711,400	Nippon Telegraph & Telephone Corp.	25,774,225
Electric Utilities — 1.3%
629,889	Brookfield Infrastructure Partners LP	28,111,946
Electrical Equipment — 2.8%
288,499	EnerSys	20,278,595
307,660	Schneider Electric SE	21,238,863
377,282	Sensata Technologies Holding NV*	19,897,852
		61,415,310
Electronic Equipment, Instruments & Components — 0.8%
608,312	National Instruments Corp.	17,920,871
Energy Equipment & Services — 1.0%
362,880	Baker Hughes, Inc.	22,389,696
Food & Staples Retailing — 1.9%
565,779	Kroger Co.	41,024,635
Food Products — 1.2%
300,277	Mead Johnson Nutrition Co.	27,090,991
Health Care Equipment & Supplies — 1.4%
1,777,786	Boston Scientific Corp.*	31,466,812
Health Care Providers & Services — 1.9%
472,903	Express Scripts Holding Co.*	42,059,993
Hotels, Restaurants & Leisure — 1.8%
25,477,238	Bwin.Party Digital Entertainment PLC	39,164,039

Independent Power and Renewable Electricity Producers — 2.0%
1,909,171	NRG Energy, Inc.	43,681,832
Insurance — 5.8%
9,480,600	AIA Group, Ltd.	62,072,227
422,455	Aon PLC	42,110,314
1,257,771	CNO Financial Group, Inc.	23,080,098
		127,262,639
Internet Software & Services — 2.8%
260,207	Alibaba Group Holding, Ltd. (ADR)*	21,407,230
2,650,133	Auto Trader Group PLC*	12,694,026
1,136,914	Youku Tudou, Inc. (ADR)*	27,888,501
		61,989,757
Machinery — 1.5%
5,345,000	Mitsubishi Heavy Industries, Ltd.	32,527,756
Media — 1.5%
189,886	Time Warner Cable, Inc.	33,831,989
Metals & Mining — 1.3%
1,196,806	ArcelorMittal	11,650,548
1,191,000	Sumitomo Metal Mining Co., Ltd.	18,137,031
		29,787,579
Multiline Retail — 0.1%
48,382	Macy's, Inc.	3,264,334
Oil, Gas & Consumable Fuels — 4.8%
1,829,600	Inpex Corp.	20,804,841
1,268,134	MEG Energy Corp.*	20,715,834
554,213	Total SA	26,916,799
586,171	Valero Energy Corp.	36,694,305
		105,131,779
Pharmaceuticals — 8.1%
824,074	AbbVie, Inc.	55,369,532
667,343	Bristol-Myers Squibb Co.	44,405,003
406,376	Endo International PLC*	32,367,848
4,105,982	Indivior PLC*	14,500,656
98,566	Jazz Pharmaceuticals PLC*	17,354,516
1,016,354	Yunnan Baiyao Group Co., Ltd. - Class A*,β	14,139,794
		178,137,349
Road & Rail — 2.0%
496,130	Kansas City Southern	45,247,056
Semiconductor & Semiconductor Equipment — 6.9%
2,342,046	ARM Holdings PLC	38,154,738
3,655,605	Atmel Corp.	36,025,987
3,533,527	ON Semiconductor Corp.*	41,306,931
2,897,721	Sumco Corp.	36,301,432
		151,789,088
Software — 1.1%
146,200	Nintendo Co., Ltd.	24,456,272
Specialty Retail — 2.1%
61,238	Advance Auto Parts, Inc.	9,754,601
9,797,250	L'Occitane International SA	27,933,279
2,390,900	Via Varejo SA	8,638,378
		46,326,258
Technology Hardware, Storage & Peripherals — 3.3%
275,061	Apple, Inc.	34,499,526
33,704	Samsung Electronics Co., Ltd.	38,321,980
		72,821,506
Textiles, Apparel & Luxury Goods — 2.3%
3,380,900	Prada SpA	16,269,216
9,732,900	Samsonite International SA	33,651,351
		49,920,567
Thrifts & Mortgage Finance — 2.3%
4,443,510	MGIC Investment Corp.*	50,567,144
Wireless Telecommunication Services — 2.6%
841,948	T-Mobile US, Inc.*	32,642,324
36,771,900	Tower Bersama Infrastructure Tbk PT*	25,447,920
		58,090,244
Total Common Stocks (cost $1,870,115,719)		2,175,051,639
Preferred Stocks — 1.0%
Automobiles — 1.0%
91,451	Volkswagen AG (cost $17,109,282)	21,203,665
Investment Companies — 0.6%
Money Markets — 0.6%
12,931,120	Janus Cash Liquidity Fund LLC, 0.1291%∞,£ (cost $12,931,120)	12,931,120
Total Investments (total cost $1,900,156,121) – 100%		$ 2,209,186,424

Summary of Investments by Country – (Long Positions)
June 30, 2015 (unaudited)

Country	Value	% of Investment Securities
United States	$ 1,216,939,009	55.1%
Japan	236,841,292	10.7
United Kingdom	198,442,291	9.0
France	116,926,559	5.3
Italy	78,811,603	3.6
China	63,435,525	2.9
Hong Kong	62,072,227	2.8
Germany	53,845,989	2.4
South Korea	53,261,736	2.4
Sweden	37,934,799	1.7
Indonesia	25,447,920	1.2
India	23,577,862	1.1
Canada	20,715,834	0.9
Luxembourg	11,650,548	0.5
Ireland	9,283,230	0.4
Total	$ 2,209,186,424	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

* Non-income producing security.

β Security is illiquid.

∞ Rate shown is the 7-day yield as of June 30, 2015.

£ The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share Balance			Share Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	At 6/30/15	Gain/(Loss)	Income	at 6/30/15
Janus Global Select Fund
Janus Cash Liquidity Fund LLC	6,260,000	272,826,391	(266,155,271)	12,931,120	$ -	$ 7,715	$ 12,931,120

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2015. See Significant Accounting Policies for more information.

Valuation Inputs Summary (as of June 30, 2015)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 2,175,051,639	$ —	$ —

Preferred Stocks	—	21,203,665	—

Investment Companies	—	12,931,120	—

Total Assets	$ 2,175,051,639	$34,134,785	$ —

Significant Accounting Policies

Janus Global Select Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $518,476,752 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities (also known as “A Shares”).

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Global Select Fund	$ 1,904,658,849	$ 409,805,423	$ (105,277,848)	$ 304,527,575

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Global Technology Fund

Schedule of Investments (unaudited)

As of June 30, 2015

Shares	Value
Common Stocks — 96.1%
Automobiles — 0.2%
10,412	Tesla Motors, Inc.*,#	$ 2,793,123
Communications Equipment — 2.9%
233,672	CommScope Holding Co., Inc.*	7,129,333
420,028	QUALCOMM, Inc.	26,306,353
		33,435,686
Consumer Finance — 1.9%
276,174	American Express Co.	21,464,243
Electrical Equipment — 0.9%
173,738	Sensata Technologies Holding NV*	9,162,942
21,724	SolarCity Corp.*,#	1,163,320
		10,326,262
Electronic Equipment, Instruments & Components — 7.9%
450,324	Amphenol Corp. - Class A	26,105,282
258,954	Belden, Inc.	21,034,834
717,748	National Instruments Corp.	21,144,856
358,856	TE Connectivity, Ltd. (U.S. Shares)	23,074,441
		91,359,413
Health Care Technology — 0.3%
29,779	athenahealth, Inc.*,#	3,412,078
Household Durables — 0.5%
215,600	Sony Corp.	6,098,712
Information Technology Services — 2.3%
171,066	Amdocs, Ltd. (U.S. Shares)	9,338,493
99,119	Cognizant Technology Solutions Corp. - Class A*	6,055,179
131,660	Gartner, Inc.*	11,293,795
		26,687,467
Internet & Catalog Retail — 3.6%
17,153	Amazon.com, Inc.*	7,445,946
146,730	Ctrip.com International, Ltd. (ADR)*	10,655,533
173,246	Etsy, Inc.*,#	2,434,106
130,217	MakeMyTrip, Ltd.*	2,562,670
17,171	Netflix, Inc.*	11,280,317
5,791	Priceline Group, Inc.*	6,667,584
		41,046,156
Internet Software & Services — 21.0%
248,375	Alibaba Group Holding, Ltd. (ADR)*	20,433,811
612,829	Care.com, Inc.*,#	3,627,948
360,599	ChannelAdvisor Corp.*,#	4,309,158
93,795	Demandware, Inc.*	6,666,949
447,343	Endurance International Group Holdings, Inc.*,#	9,242,106
81,609	Envestnet, Inc.*	3,299,452
35,027	Equinix, Inc.	8,896,858
305,244	Facebook, Inc. - Class A*	26,179,252
161,676	Google, Inc. - Class C	84,153,975
207,680	HomeAway, Inc.*	6,463,002
120,923	LendingClub Corp.*	1,783,614
19,705	LinkedIn Corp. - Class A*	4,071,644
108,633	Mail.Ru Group, Ltd. (GDR)*	2,264,998
58,106	MercadoLibre, Inc.#	8,233,620
554,772	Okta, Inc.*,§	4,387,063
115,799	Shutterstock, Inc.*,#	6,790,455
33,115	SPS Commerce, Inc.*	2,178,967
597,900	Tencent Holdings, Ltd.	11,932,854
119,120	Twitter, Inc.*	4,314,526
305,208	Youku Tudou, Inc. (ADR)*	7,486,752
171,498	Zillow Group, Inc. - Class A*,#	14,875,737
		241,592,741
Media — 3.9%
240,648	Comcast Corp. - Class A	14,472,571
95,779	Time Warner Cable, Inc.	17,064,944
116,119	Walt Disney Co.	13,253,823
		44,791,338
Professional Services — 0.7%
68,309	CEB, Inc.	5,946,982
12,119	IHS, Inc. - Class A*	1,558,867
		7,505,849
Real Estate Investment Trusts (REITs) — 2.9%
352,253	American Tower Corp.	32,861,682
Semiconductor & Semiconductor Equipment — 11.8%
3,100,336	ARM Holdings PLC	50,508,192
1,020,251	Atmel Corp.	10,054,573
118,024	Avago Technologies, Ltd.	15,688,930
257,526	Freescale Semiconductor, Ltd.*	10,293,314
55,423	KLA-Tencor Corp.	3,115,327
140,091	Microchip Technology, Inc.	6,643,816
106,884	NVIDIA Corp.	2,149,437
22,185	NXP Semiconductor NV*	2,178,567
678,310	ON Semiconductor Corp.*	7,929,444
226,200	Sumco Corp.	2,833,739
5,198,999	Taiwan Semiconductor Manufacturing Co., Ltd.	23,676,245
		135,071,584
Software — 20.2%
128,823	ANSYS, Inc.*	11,753,810
188,929	Apptio, Inc.*,§	4,287,668
175,331	AVEVA Group PLC	4,980,024
136,305	Barracuda Networks, Inc.*	5,400,404
109,838	Blackbaud, Inc.	6,255,274
1,165,054	Cadence Design Systems, Inc.*	22,904,962
31,169	Constellation Software, Inc.*	12,376,249
606,219	Microsoft Corp.	26,764,569
94,108	NetSuite, Inc.*,#	8,634,409
166,600	Nexon Co., Ltd.	2,292,673
135,118	NICE Systems, Ltd. (ADR)	8,592,154
65,460	Nintendo Co., Ltd.	10,950,120
1,207,458	Oracle Corp.†	48,660,557
316,333	PROS Holdings, Inc.*	6,677,790
45,539	Salesforce.com, Inc.*	3,170,880
172,457	ServiceNow, Inc.*	12,815,280
102,939	Solera Holdings, Inc.	4,586,962
127,333	SS&C Technologies Holdings, Inc.	7,958,312
28,381	Tyler Technologies, Inc.*	3,671,934
68,514	Ultimate Software Group, Inc.*	11,259,591
48,276	Workday, Inc. - Class A*	3,687,804
198,822	Zendesk, Inc.*	4,415,837
		232,097,263
Technology Hardware, Storage & Peripherals — 15.1%
699,389	Apple, Inc.†	87,720,865
1,187,117	EMC Corp.	31,328,018
38,116	Samsung Electronics Co., Ltd.	43,338,494
54,001	Seagate Technology PLC	2,565,047
97,293	Stratasys, Ltd.*,#	3,398,444
66,697	Western Digital Corp.	5,230,379
		173,581,247
Total Common Stocks (cost $867,397,964)		1,104,124,844
Rights — 0%
Software — 0%
11,726	Constellation Software, Inc.* (cost $3,392)	2,347
Investment Companies — 4.4%
Investments Purchased with Cash Collateral from Securities Lending — 3.6%
41,892,542	Janus Cash Collateral Fund LLC, 0.1304%∞,£	41,892,542
Money Markets — 0.8%
9,277,698	Janus Cash Liquidity Fund LLC, 0.1291%∞,£	9,277,698
Total Investment Companies (cost $51,170,240)		51,170,240
Total Investments (total cost $918,571,596) – 100.5%		1,155,297,431
Securities Sold Short — (0.5)%
Common Stocks Sold Short — (0.5)%
Communications Equipment — (0.1)%
16,041	Arista Networks, Inc.*	(1,311,191)
Household Durables — (0.1)%
113,200	Nikon Corp.	(1,612,409)
Semiconductor & Semiconductor Equipment — (0.2)%
20,723	Synaptics, Inc.*	(1,797,410)
Software — (0.1)%
113,685	MobileIron, Inc.*	(671,878)
Total Securities Sold Short (proceeds $5,191,438)		(5,392,888)
Total Investments and Securities Sold Short (total cost $ 913,380,158) – 100%		$ 1,149,904,543

Summary of Investments by Country – (Long Positions)

June 30, 2015 (unaudited)

Country	Value	%of Investment Securities
United States	$ 932,133,297	80.7%
United Kingdom	55,488,216	4.8
China	50,508,950	4.4
South Korea	43,338,494	3.8
Taiwan	23,676,245	2.0
Japan	22,175,244	1.9
Canada	12,378,596	1.1
Israel	8,592,154	0.7
India	2,562,670	0.2
Russia	2,264,998	0.2
Netherlands	2,178,567	0.2
Total	$ 1,155,297,431	100.0%

Summary of Investments by Country – (Short Positions)

June 30, 2015 (unaudited)

Country	Value	%of Securities Sold Short
United States	$ (3,780,479)	70.1%
Japan	(1,612,409)	29.9
Total	$ (5,392,888)	100.0%

Schedule of Forward Currency Contracts, Open

June 30, 2015

Counterparty/Currency and Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound 7/30/15	1,870,000	$ 2,937,111	$ 3,324
Japanese Yen 7/30/15	399,105,000	3,262,741	(41,115)
		6,199,852	(37,791)
Citibank, N.A.: Japanese Yen 7/23/15	563,000,000	4,602,155	(18,581)
Credit Suisse International:
British Pound 7/16/15	4,089,000	6,423,085	(99,937)
Japanese Yen 7/16/15	374,100,000	3,057,722	(31,512)
		9,480,807	(131,449)
HSBC Securities (USA), Inc.:
British Pound 7/23/15	1,490,000	2,340,394	19,751
Japanese Yen 7/23/15	270,000,000	2,207,072	(13,039)
		4,547,466	6,712
JPMorgan Chase & Co.:
British Pound 7/30/15	880,000	1,382,170	3,379
Japanese Yen 7/30/15	53,000,000	433,282	(4,311)
		1,815,452	(932)
RBC Capital Markets Corp.:
British Pound 7/16/15	920,000	1,445,155	(35,342)
Japanese Yen 7/16/15	353,300,000	2,887,712	(54,115)
		4,332,867	(89,457)
Total		$ 30,978,599	$ (271,498)

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Fund	Aggregate Value
Janus Global Technology Fund	$ 26,656,975

∞ Rate shown is the 7-day yield as of June 30, 2015.

# Loaned security; a portion or all of the security is on loan at June 30, 2015.

§ Schedule of Restricted and Illiquid Securities (as of June 30, 2015)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Investment Securities
Janus Global Technology Fund
Apptio, Inc.	5/2/13	$ 4,287,668	$ 4,287,668	0.4%
Okta, Inc.	5/23/14	4,387,063	4,387,063	0.4
		$ 8,674,731	$ 8,674,731	0.8%

The Fund has registration rights for certain restricted securities held as of June 30, 2015. The issuer incurs all registration costs.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share Balance			Share Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15
Janus Global Technology Fund
Janus Cash Collateral Fund LLC	57,871,589	221,453,128	(237,432,175)	41,892,542	$ -	$ 478,044(1)	$ 41,892,542
Janus Cash Liquidity Fund LLC	31,761,750	96,820,023	(119,304,075)	9,277,698	-	8,301	9,277,698
					$ -	$ 486,345	$ 51,170,240

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2015. See Significant Accounting Policies for more information.

Valuation Inputs Summary (as of June 30, 2015)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Internet Software & Services	$ 237,205,676	$ —	$ 4,387,065
Software	227,809,595	—	4,287,668
All Other	630,434,840	—	—

Rights	—	2,347	—

Investment Companies	—	51,170,240	—

Total Investments in Securities	$ 1,095,450,111	$ 51,172,587	$ 8,674,733

Other Financial Instruments(a):
Forward Currency Contracts	$ —	$ 26,454	$ —

Total Assets	$ 1,095,450,111	$51,199,041	$ 8,674,733

Liabilities
Investments in Securities Sold Short:
Common Stocks	$ 5,392,888	$ —	$ —

Other Financial Instruments(a):
Forward Currency Contracts	$ —	$ 297,952	$ —

Total Liabilities	$ 5,392,888	$ 297,952	$ —

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Global Technology Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2015.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $87,600,900 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2015, the average ending monthly currency value amounts on sold forward currency contracts is $23,168,012.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

During the period ended June 30, 2015, the average ending monthly market value amounts on written put options is $111,623.

Written option activity for the period ended June 30, 2015 is indicated in the table below:

Put Options	Number of Contracts	Premiums Received
Janus Global Technology Fund
Options outstanding at September 30, 2014	-	$ -
Options written	825	486,077
Options closed	-	-
Options expired	(825)	(486,077)
Options exercised	-	-
Options outstanding at June 30, 2015	-	$ -

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities (also known as “A Shares”).

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Short Sales

The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Global Technology Fund	$ 918,900,169	$ 265,818,908	$ (29,421,646)	$ 236,397,262

Information on the tax components of securities sold short as of June 30, 2015 is as follows:

Fund	Federal Tax Cost	Unrealized (Appreciation)	Unrealized Depreciation	Net Tax (Appreciation)/ Depreciation
Janus Global Technology Fund	$ (5,191,438)	$ (1,050,642)	$ 849,192	$ (201,450)

Subsequent Event

Management has evaluated whether events or transactions occurred subsequent to June 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Growth and Income Fund

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value

Common Stocks — 98.0%
Aerospace & Defense — 4.6%
831,759	Boeing Co.	$ 115,381,609
790,523	Honeywell International, Inc.	80,609,630
		195,991,239
Automobiles — 1.7%
2,212,189	General Motors Co.	73,732,259
Beverages — 2.0%
1,403,091	Diageo PLC	40,580,176
482,741	PepsiCo, Inc.	45,059,045
		85,639,221
Biotechnology — 1.2%
332,462	Amgen, Inc.	51,039,566
Capital Markets — 4.6%
66,455	BlackRock, Inc.	22,992,101
3,354,153	Blackstone Group LP	137,084,233
898,836	TD Ameritrade Holding Corp.	33,095,142
		193,171,476
Chemicals — 5.6%
1,598,687	EI du Pont de Nemours & Co.	102,236,034
1,295,045	LyondellBasell Industries NV - Class A	134,063,058
		236,299,092
Commercial Banks — 5.8%
1,206,272	JPMorgan Chase & Co.	81,736,991
771,172	PacWest Bancorp	36,060,003
2,913,086	US Bancorp	126,427,932
		244,224,926
Commercial Services & Supplies — 1.0%
911,389	Waste Management, Inc.	42,242,880
Communications Equipment — 1.1%
717,261	QUALCOMM, Inc.	44,922,056
Consumer Finance — 1.1%
624,762	American Express Co.	48,556,503
Diversified Financial Services — 2.2%
984,254	CME Group, Inc.	91,594,677
Diversified Telecommunication Services — 1.7%
1,561,921	Verizon Communications, Inc.	72,801,138
Electric Utilities — 1.5%
495,997	Brookfield Infrastructure Partners LP	22,136,346
709,609	Edison International	39,440,068
		61,576,414
Electronic Equipment, Instruments & Components — 2.6%
1,746,181	TE Connectivity, Ltd. (U.S. Shares)	112,279,438
Food & Staples Retailing — 2.7%
768,349	Kroger Co.	55,712,986
1,626,527	Sysco Corp.	58,717,625
		114,430,611
Food Products — 1.3%
617,998	Hershey Co.	54,896,762
Health Care Equipment & Supplies — 0.8%
678,874	Abbott Laboratories	33,319,136
Health Care Providers & Services — 1.8%
582,511	Aetna, Inc.	74,246,852
Hotels, Restaurants & Leisure — 4.3%
1,081,153	Las Vegas Sands Corp.	56,836,214
355,071	McDonald's Corp.	33,756,600
1,177,092	Six Flags Entertainment Corp.	52,792,576
500,313	Starwood Hotels & Resorts Worldwide, Inc.	40,570,381
		183,955,771
Household Durables — 1.0%
965,688	Garmin, Ltd.	42,422,674
Household Products — 3.2%
1,071,251	Colgate-Palmolive Co.	70,070,528
615,240	Kimberly-Clark Corp.	65,196,983
		135,267,511
Industrial Conglomerates — 2.6%
381,811	3M Co.	58,913,437
2,000,305	General Electric Co.	53,148,104
		112,061,541
Information Technology Services — 0.9%
494,077	Automatic Data Processing, Inc.	39,639,798
Insurance — 2.2%
2,440,533	Prudential PLC	58,756,980
355,519	Travelers Cos., Inc.	34,364,467
		93,121,447
Leisure Products — 1.4%
2,371,358	Mattel, Inc.	60,920,187
Machinery — 1.9%
457,526	Deere & Co.	44,402,898
504,338	Dover Corp.	35,394,441
		79,797,339
Media — 2.7%
1,124,890	Comcast Corp. - Class A	67,650,885
671,042	Omnicom Group, Inc.	46,630,708
		114,281,593
Oil, Gas & Consumable Fuels — 4.6%
972,143	Chevron Corp.	93,782,635
3,350,878	Enterprise Products Partners LP	100,157,744
		193,940,379
Paper & Forest Products — 0.8%
683,430	International Paper Co.	32,524,434
Pharmaceuticals — 9.7%
1,562,054	AbbVie, Inc.	104,954,408
642,927	Bristol-Myers Squibb Co.	42,780,363
1,153,222	Eli Lilly & Co.	96,282,505
1,278,157	Johnson & Johnson	124,569,181
755,357	Merck & Co., Inc.	43,002,474
		411,588,931
Real Estate Investment Trusts (REITs) — 1.9%
382,985	Crown Castle International Corp.	30,753,695
831,082	Outfront Media, Inc.	20,976,510
158,026	Simon Property Group, Inc.	27,341,659
		79,071,864
Real Estate Management & Development — 0.7%
24,027,576	Colony American Homes Holdings III LP*,§	27,871,988
Road & Rail — 2.2%
997,814	Union Pacific Corp.	95,161,521
Semiconductor & Semiconductor Equipment — 2.0%
1,644,725	Texas Instruments, Inc.	84,719,785
Software — 2.6%
2,525,274	Microsoft Corp.	111,490,847
Specialty Retail — 1.2%
452,332	Home Depot, Inc.	50,267,655
Technology Hardware, Storage & Peripherals — 4.5%
1,305,828	Apple, Inc.†	163,783,477
535,795	Seagate Technology PLC	25,450,262
		189,233,739
Textiles, Apparel & Luxury Goods — 1.4%
568,544	NIKE, Inc. - Class B	61,414,123
Tobacco — 2.9%
2,471,217	Altria Group, Inc.	120,867,223
Total Common Stocks (cost $3,032,320,050)		4,150,584,596
Preferred Stocks — 1.1%
Aerospace & Defense — 0.4%
264,550	United Technologies Corp., 7.5000%	15,158,715
Capital Markets — 0.3%
235,000	Morgan Stanley, 7.1250%	6,568,250
250,000	Morgan Stanley, 6.8750%	6,670,000
		13,238,250
Pharmaceuticals — 0.4%
16,276	Allergan PLC, 5.5000%	16,969,032
Total Preferred Stocks (cost $42,893,900) 45,365,997
Investment Companies — 0.9%
Money Markets — 0.9%
36,281,145	Janus Cash Liquidity Fund LLC, 0.1291%∞,£ (cost $36,281,145)	36,281,145
Total Investments (total cost $3,111,495,095) – 100%		$ 4,232,231,738

Summary of Investments by Country – (Long Positions) June 30, 2015 (unaudited)
Country	Value	%of Investment Securities
United States	$4,132,894,582	97.7%
United Kingdom	99,337,156	2.3
Total	$4,232,231,738	100.0%

Schedule of Forward Currency Contracts, Open June 30, 2015
Counterparty/Currency and Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America: British Pound 7/30/15	10,480,000	$ 16,460,388	$ 18,626
Credit Suisse International: British Pound 7/16/15	9,000,000	14,137,384	(219,964)
HSBC Securities (USA), Inc.: British Pound 7/23/15	8,090,000	12,707,239	107,241
JPMorgan Chase & Co.: British Pound 7/30/15	5,567,000	8,743,796	21,373
Total		$ 52,048,807	$ (72,724)

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

* Non-income producing security

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Fund	Aggregate Value
Janus Growth and Income Fund	$ 62,712,500

∞ Rate shown is the 7-day yield as of June 30, 2015.

§ Schedule of Restricted and Illiquid Securities (as of June 30, 2015)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Investment Securities

Janus Growth and Income Fund
Colony American Homes Holdings III LP	1/30/13	$ 24,057,693	$ 27,871,988	0.7%

The Fund has registration rights for certain restricted securities held as of June 30, 2015. The issuer incurs all registration costs.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share Balance			Share Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15
Janus Growth and Income Fund
Janus Cash Liquidity Fund LLC	34,425,000	312,017,293	(310,161,148)	36,281,145	$ -	$ 11,529	$ 36,281,145

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2015. See Significant Accounting Policies for more information.

Valuation Inputs Summary (as of June 30, 2015)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Real Estate Management & Development	$ —	$ —	$ 27,871,988
All Other	4,122,712,608	—	—

Preferred Stocks	—	45,365,997	—

Investment Companies	—	36,281,145	—

Total Investments in Securities	$ 4,122,712,608	$ 81,647,142	$ 27,871,988

Other Financial Instruments(a):
Forward Currency Contracts	$ —	$ 147,240	$ —

Total Assets	$ 4,122,712,608	$ 81,794,382	$ 27,871,988

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ —	$ 219,964	$ —

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Growth and Income Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2015.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $106,161,423 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2015, the average ending monthly currency value amounts on sold forward currency contracts is $68,248,525.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Growth and Income Fund	$ 3,094,337,582	$ 1,185,431,562	$ (47,537,406)	$ 1,137,894,156

Subsequent Event

Management has evaluated whether events or transactions occurred subsequent to June 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus International Equity Fund

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Common Stocks — 95.7%
Air Freight & Logistics — 2.3%
52,027	Panalpina Welttransport Holding AG	$ 6,568,082
Auto Components — 3.7%
41,449	Hella KGaA Hueck & Co.*	1,997,832
313,600	NGK Spark Plug Co., Ltd.	8,700,433
		10,698,265
Beverages — 4.7%
210,407	Diageo PLC	6,085,388
140,775	SABMiller PLC	7,307,013
		13,392,401
Chemicals — 4.0%
428,551	Alent PLC	2,490,354
25,996	LyondellBasell Industries NV - Class A	2,691,106
102,200	Shin-Etsu Chemical Co., Ltd.	6,346,472
		11,527,932
Commercial Banks — 13.3%
1,708,995	Banca Popolare di Milano Scarl	1,802,150
302,500	Banco Bilbao Vizcaya Argentaria SA	2,964,642
94,872	BNP Paribas SA	5,726,584
1,170,183	Intesa Sanpaolo SpA	4,241,930
3,327,562	Lloyds Banking Group PLC	4,455,987
672,500	Mitsubishi UFJ Financial Group, Inc.	4,835,053
98,536	National Australia Bank, Ltd.	2,531,924
330,065	Permanent TSB Group Holdings PLC*	1,726,301
452,400	Seven Bank, Ltd.	2,096,190
67,917	Societe Generale SA	3,169,864
261,450	Turkiye Halk Bankasi A/S	1,205,041
502,860	UniCredit SpA	3,377,251
		38,132,917
Construction Materials — 0.8%
29,600	BRAAS Monier Building Group SA	808,383
151,816	Cemex SAB de CV (ADR)	1,390,634
		2,199,017
Diversified Telecommunication Services — 2.7%
139,200	Nippon Telegraph & Telephone Corp.	5,043,256
592,948	Telstra Corp., Ltd.	2,808,446
		7,851,702
Electrical Equipment — 1.8%
72,420	Schneider Electric SE	4,999,410
Electronic Equipment, Instruments & Components — 2.4%
68,760	Hexagon AB - Class B	2,492,940
8,100	Keyence Corp.	4,372,689
		6,865,629
Food Products — 1.3%
87,092	Unilever NV	3,626,487
Health Care Equipment & Supplies — 1.5%
35,961	Essilor International SA	4,289,184
Hotels, Restaurants & Leisure — 0.6%
1,183,000	Melco International Development, Ltd.	1,672,710
Household Durables — 2.0%
457,000	Sekisui Chemical Co., Ltd.	5,613,067
Household Products — 2.2%
72,468	Reckitt Benckiser Group PLC	6,247,909
Information Technology Services — 0.7%
1,354,000	TravelSky Technology, Ltd. - Class H	1,994,850
Insurance — 5.5%
1,286,600	AIA Group, Ltd.	8,423,742
307,537	Prudential PLC	7,404,098
		15,827,840
Internet Software & Services — 2.1%
33,423	Alibaba Group Holding, Ltd. (ADR)*	2,749,710
330,115	Auto Trader Group PLC*	1,581,237
85,500	Tencent Holdings, Ltd.	1,706,404
		6,037,351
Machinery — 1.7%
792,000	Mitsubishi Heavy Industries, Ltd.	4,819,828
Media — 2.3%
120,477	Liberty Global PLC - Class A*	6,514,191
Metals & Mining — 5.1%
1,376,024	Glencore PLC	5,518,882
486,502	Outokumpu Oyj*	2,450,135
195,000	Sumitomo Metal Mining Co., Ltd.	2,969,539
143,391	ThyssenKrupp AG	3,729,829
		14,668,385
Multi-Utilities — 1.4%
217,527	Suez Environment Co.	4,045,745
Oil, Gas & Consumable Fuels — 5.0%
521,100	Inpex Corp.	5,925,559
64,850	MEG Energy Corp.*	1,059,369
78,137	PrairieSky Royalty, Ltd.	1,970,319
90,440	Royal Dutch Shell PLC - Class A	2,557,644
57,591	Total SA	2,797,057
		14,309,948
Pharmaceuticals — 7.7%
33,916	Bayer AG	4,746,577
992,863	Indivior PLC*	3,506,388
105,763	Novo Nordisk A/S - Class B	5,763,315
60,473	Sanofi	5,948,208
25,372	Shire PLC	2,030,828
		21,995,316
Real Estate Investment Trusts (REITs) — 2.0%
1,227,265	Federation Centres	2,764,409
2,197	Mori Hills REIT Investment Corp.	2,843,873
		5,608,282
Real Estate Management & Development — 3.8%
385,947	Dalian Wanda Commercial Properties Co., Ltd. - Class H	3,104,485
272,751	Kennedy Wilson Europe Real Estate PLC	4,867,646
129,000	Mitsubishi Estate Co., Ltd.	2,779,346
		10,751,477
Semiconductor & Semiconductor Equipment — 4.9%
308,689	ARM Holdings PLC	5,028,914
385,268	Sumco Corp.	4,826,476
920,000	Taiwan Semiconductor Manufacturing Co., Ltd.	4,189,680
		14,045,070
Specialty Retail — 1.5%
1,516,492	L'Occitane International SA	4,323,723
Technology Hardware, Storage & Peripherals — 0.8%
1,891	Samsung Electronics Co., Ltd.	2,150,097
Textiles, Apparel & Luxury Goods — 3.6%
65,787	Cie Financiere Richemont SA	5,352,628
1,391,500	Samsonite International SA	4,811,090
		10,163,718
Thrifts & Mortgage Finance — 0.6%
91,212	Housing Development Finance Corp., Ltd.	1,857,115
Trading Companies & Distributors — 2.2%
110,822	Brenntag AG	6,353,334
Wireless Telecommunication Services — 1.5%
1,185,420	Vodafone Group PLC	4,280,466
Total Common Stocks (cost $245,841,151)		273,431,448
Preferred Stocks — 2.9%
Automobiles — 2.9%
35,690	Volkswagen AG (cost $8,957,093)	8,275,019
Investment Companies — 1.4%
Money Markets — 1.4%
3,941,125	Janus Cash Liquidity Fund LLC, 0.1291% ∞,£ (cost $3,941,125)	3,941,125
Total Investments (total cost $258,739,369) – 100%		$ 285,647,592

Summary of Investments by Country – (Long Positions)

June 30, 2015 (unaudited)

Country	Value	% of Investment Securities
United Kingdom	$ 70,945,788	24.8%
Japan	61,171,781	21.4
France	35,299,775	12.4
Germany	25,910,974	9.1
Switzerland	11,920,710	4.2
United States	11,443,321	4.0
Hong Kong	10,096,452	3.5
China	9,555,449	3.3
Italy	9,421,331	3.3
Australia	8,104,779	2.8
Denmark	5,763,315	2.0
Taiwan	4,189,680	1.5
Canada	3,029,688	1.1
Spain	2,964,642	1.0
Netherlands	2,557,644	0.9
Sweden	2,492,940	0.9
Finland	2,450,135	0.9
South Korea	2,150,097	0.8
India	1,857,115	0.6
Ireland	1,726,301	0.6
Mexico	1,390,634	0.5
Turkey	1,205,041	0.4
Total	$ 285,647,592	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

* Non-income producing security.

∞ Rate shown is the 7-day yield as of June 30, 2015.

£ The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share Balance			Share Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15
Janus International Equity Fund
Janus Cash Liquidity Fund LLC	4,524,322	77,072,970	(77,656,167)	3,941,125	$ -	$ 2,455	$ 3,941,125

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2015. See Significant Accounting Policies for more information.

Valuation Inputs Summary (as of June 30, 2015)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 273,431,448	$ —	$ —

Preferred Stocks	—	8,275,019	—

Investment Companies	—	3,941,125	—

Total Assets	$ 273,431,448	$ 12,216,144	$ —

Significant Accounting Policies

Janus International Equity Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $180,738,912 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities (also known as “A Shares”).

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus International Equity Fund	$ 260,190,953	$ 38,676,781	$ (13,220,142)	$ 25,456,639

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Overseas Fund

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Common Stocks — 96.0%
Air Freight & Logistics — 2.1%
481,551	Panalpina Welttransport Holding AG	$ 60,792,787
Airlines — 4.0%
5,986,375	Gol Linhas Aereas Inteligentes SA (ADR)*,#	14,187,709
1,889,514	United Continental Holdings, Inc.*,†	100,163,137
		114,350,846
Auto Components — 0.4%
271,285	Hella KGaA Hueck & Co.*	13,075,871
Automobiles — 0.6%
4,498,500	SAIC Motor Corp., Ltd. - Class Aß	16,395,114
Beverages — 1.0%
391,968	Remy Cointreau SA#	28,247,387
Capital Markets — 3.3%
5,181,430	Atlas Mara, Ltd.*,£	32,383,937
2,047,200	Deutsche Bank AG	61,500,435
		93,884,372
Commercial Banks — 3.3%
3,221,351	Axis Bank, Ltd.	28,277,568
1,693,987	Permanent TSB Group Holdings PLC*	8,859,867
7,209,703	State Bank of India	29,750,286
2,900,963	TCS Group Holding PLC (GDR)	8,412,793
4,048,267	Turkiye Halk Bankasi A/S	18,658,742
		93,959,256
Construction & Engineering — 1.5%
77,551,300	Louis XIII Holdings, Ltd.*,£	29,614,626
2,973,894	Voltas, Ltd.	14,725,854
		44,340,480
Electric Utilities — 0.2%
7,840,044	Adani Transmissions, Ltd.*,ß	5,519,797
Food & Staples Retailing — 0.9%
1,492,033	X5 Retail Group NV (GDR)*	24,842,350
Food Products — 0.4%
185,737,502	Chaoda Modern Agriculture Holdings, Ltd.*,#,£	12,460,297
Hotels, Restaurants & Leisure — 6.3%
47,002,199	Bwin.Party Digital Entertainment PLC£	72,252,572
5,417,511	Cox & Kings, Ltd.	19,981,193
13,551,535	Melco International Development, Ltd.#	19,161,279
1,207,688	Orascom Development Holding AG*	14,987,890
39,281,165	Shangri-La Asia, Ltd.	54,832,377
		181,215,311
Household Durables — 1.7%
19,188,400	MRV Engenharia e Participacoes SA	48,214,852
20,421,260	PDG Realty SA Empreendimentos e Participacoes*	2,365,245
		50,580,097
Independent Power and Renewable Electricity Producers — 0.5%
32,821,205	Adani Power, Ltd.*	15,051,106
Industrial Conglomerates — 1.5%
77,183,998	Shun Tak Holdings, Ltd.	42,717,912
Information Technology Services — 1.8%
1,308,722	QIWI PLC (ADR)#,£	36,709,652
7,651,815	Vakrangee, Ltd.	13,915,668
		50,625,320
Internet & Catalog Retail — 3.3%
986,183	Ctrip.com International, Ltd. (ADR)*	71,616,610
1,125,831	MakeMyTrip, Ltd.*	22,156,354
		93,772,964
Internet Software & Services — 3.5%
673,822	Rocket Internet SE*	29,800,343
2,884,681	Youku Tudou, Inc. (ADR)*,#	70,761,225
		100,561,568
Machinery — 0.5%
3,308,147	Iochpe-Maxion SA	13,410,544
Metals & Mining — 3.3%
8,859,368	Hindustan Zinc, Ltd.	23,249,319
7,644,663	Outokumpu Oyj*,#	38,500,265
8,425,623	Turquoise Hill Resources, Ltd.*	32,048,133
		93,797,717
Oil, Gas & Consumable Fuels — 29.2%
1,577,407	Africa Oil Corp.*,¤,£	2,855,690
2,921,946	Africa Oil Corp. (PP)*,§,£	5,289,803
21,551,668	Africa Oil Corp.*,¤,#,£	39,002,858
16,350,952	Athabasca Oil Corp.*,#	26,710,396
11,438,721	Cairn Energy PLC*	30,513,319
9,105,125	Cobalt International Energy, Inc.*,†	88,410,764
3,151,969	Euronav NV†	46,680,661
5,257,657	Genel Energy PLC*	41,876,899
9,908,593	Gran Tierra Energy, Inc.*	29,674,998
12,489,655	Karoon Gas Australia, Ltd.*,#,£	21,677,742
1,677,098	Kosmos Energy, Ltd.*	14,137,936
23,691,012	Ophir Energy PLC*	42,131,250
4,626,032	Pacific Rubiales Energy Corp.#,£	17,447,638
2,991,571	Parex Resources, Inc.*	25,081,477
6,702,430	Petroleo Brasileiro SA (ADR)*,†,#	60,656,992
15,398,580	Reliance Industries, Ltd.	241,855,043
10,824,600	Sequa Petroleum NV*,£	34,509,370
2,405,518	Trilogy Energy Corp.#	10,883,389
5,419,196	Tullow Oil PLC	28,920,427
918,025	Whiting Petroleum Corp.*,†	30,845,640
		839,162,292
Pharmaceuticals — 3.3%
362,135	Endo International PLC*,†	28,844,053
4,555,436	Indivior PLC*	16,087,944
284,158	Jazz Pharmaceuticals PLC*	50,031,699
		94,963,696
Real Estate Investment Trusts (REITs) — 1.8%
15,907,500	Concentradora Fibra Hotelera Mexicana SA de CV	17,319,367
24,668,562	Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	25,409,678
6,029,300	Prologis Property Mexico SA de CV*	10,124,798
		52,853,843
Real Estate Management & Development — 7.5%
2,475,740	Countrywide PLC	22,091,625
4,600,913	Dalian Wanda Commercial Properties Co., Ltd. - Class H	37,008,879
33,026,914	DLF, Ltd.	60,633,628
62,952,268	Evergrande Real Estate Group, Ltd.#	37,602,596
8,489,431	Housing Development & Infrastructure, Ltd.*	12,272,511
346,408	IRSA Inversiones y Representaciones SA (ADR)#	6,218,024
1,431,634	Kennedy Wilson Europe Real Estate PLC	25,549,631
3,501,053	Prestige Estates Projects, Ltd.	13,591,838
		214,968,732
Road & Rail — 1.4%
5,244,262	Globaltrans Investment PLC (GDR)*	24,910,245
36,728,403	Rumo Logistica Operadora Multimodal SA*	15,007,101
		39,917,346
Semiconductor & Semiconductor Equipment — 4.3%
7,618,165	ARM Holdings PLC†	124,109,044
Software — 2.1%
4,478,900	Nexon Co., Ltd.	61,636,574
Textiles, Apparel & Luxury Goods — 3.4%
262,778,180	Global Brands Group Holding, Ltd.*	55,258,916
54,244,429	Li & Fung, Ltd.	43,038,360
		98,297,276
Thrifts & Mortgage Finance — 0.6%
1,736,768	Indiabulls Housing Finance, Ltd.	16,977,640
Trading Companies & Distributors — 0.4%
7,840,044	Adani Enterprises, Ltd.	11,185,991
Transportation Infrastructure — 1.9%
11,072,494	Adani Ports & Special Economic Zone, Ltd.	53,540,964
Total Common Stocks (cost $3,192,448,490)		2,757,214,494
Investment Companies — 4.0%
Investments Purchased with Cash Collateral from Securities Lending — 4.0%
114,337,965	Janus Cash Collateral Fund LLC, 0.1304%∞,£ (cost $114,337,965)	114,337,965
Total Investments (total cost $3,306,786,455) – 100%		$ 2,871,552,459

Summary of Investments by Country – (Long Positions) June 30, 2015 (unaudited)

Country	Value	% of Investment Securities
India	$ 582,684,760	20.3%
United States	456,446,192	15.9
United Kingdom	426,087,882	14.8
China	245,844,721	8.6
Hong Kong	244,623,470	8.5
Brazil	153,842,443	5.4
Canada	127,271,251	4.4
Germany	104,376,649	3.6
Russia	94,875,040	3.3
Turkey	85,945,319	3.0
Switzerland	75,780,677	2.6
Japan	61,636,574	2.2
Belgium	46,680,661	1.6
Finland	38,500,265	1.3
Netherlands	34,509,370	1.2
France	28,247,387	1.0
Mexico	27,444,165	1.0
Australia	21,677,742	0.8
Ireland	8,859,867	0.3
Argentina	6,218,024	0.2
Total	$ 2,871,552,459	100.0%

Schedule of Forward Currency Contracts, Open June 30, 2015
Counterparty/Currency and Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Japanese Yen 7/30/15	929,000,000	$ 7,594,709	$ (95,704)
Citibank NA:
Japanese Yen 7/23/15	3,098,725,000	25,330,040	(63,792)
Credit Suisse International:
Japanese Yen 7/16/15	859,800,000	7,027,611	(72,425)
HSBC Securities (USA), Inc.:
Japanese Yen 7/23/15	1,603,000,000	13,103,471	(77,411)
JPMorgan Chase & Co.:
Japanese Yen 7/30/15	180,000,000	1,471,526	(14,641)
RBC Capital Markets Corp.:
Japanese Yen 7/16/15	170,100,000	1,390,319	(26,054)
Total		$ 55,917,676	$ (350,027)

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
PP	Private Placement

* Non-income producing security.

† A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015 is noted below.

Fund	Aggregate Value
Janus Overseas Fund	$ 309,551,270

β Security is illiquid.

¤ Issued by the same entity and traded on separate exchanges.

∞ Rate shown is the 7-day yield as of June 30, 2015.

# Loaned security; a portion or all of the security is on loan at June 30, 2015.

§ Schedule of Restricted and Illiquid Securities (as of June 30, 2015)

	Acquisition Date	Cost	Value	Value as a % of Investment Securities
Janus Overseas Fund
Africa Oil Corp. (PP)	10/17/13	$23,586,134	$5,289,803	0.2%

The Fund has registration rights for certain restricted securities held as of June 30, 2015. The issuer incurs all registration costs.

£ The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share Balance			Share Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15
Janus Overseas Fund
Africa Oil Corp.	-	1,637,688	(60,281)	1,577,407	$(5,366)	$ -	$2,855,690
Africa Oil Corp. (PP)	2,921,946	-	-	2,921,946	-	-	5,289,803
Africa Oil Corp.	14,362,584	7,968,874	(779,790)	21,551,668	(4,082,121)	-	39,002,858
Atlas Mara, Ltd.(1)	2,857,769	2,373,417	(49,756)	5,181,430	(122,037)	-	32,383,937
Bwin.Party Digital Entertainment PLC	46,209,074	793,125	-	47,002,199	-	1,323,530	72,252,572
Chaoda Modern Agriculture Holdings, Ltd.	184,405,502	1,332,000	-	185,737,502	-	-	12,460,297
Janus Cash Collateral Fund LLC	306,383,352	765,269,580	(957,314,967)	114,337,965	-	4,520,621(2)	114,337,965
Janus Cash Liquidity Fund LLC	67,472,000	525,393,078	(592,865,078)	-	-	9,324	-
Karoon Gas Australia, Ltd.	9,237,023	3,796,850	(544,218)	12,489,655	(851,798)	-	21,677,742
Louis XIII Holdings, Ltd.	34,453,800	43,097,500	-	77,551,300	-	-	29,614,626
Pacific Rubiales Energy Corp.(3)	6,395,288	10,865,836	(12,635,092)	4,626,032	(108,109,902)	960,376	N/A
QIWI PLC (ADR)(3)	1,372,747	323,747	(387,772)	1,308,722	(3,967,478)	781,415	N/A
Sequa Petroleum NV	-	10,824,600	-	10,824,600	-	-	34,509,370
					$(117,138,702)	$7,595,266	$364,384,860
(1) Formerly named Atlas Mara Co-Nvest, Ltd.
(2) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
(3) Company was no longer an affiliate as of June 30, 2015.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2015. See Significant Accounting Policies for more information.

Valuation Inputs Summary (as of June 30, 2015)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Electric Utilities	$ —	$ 5,519,797	$ —
Oil, Gas & Consumable Fuels	833,872,489	5,289,803	—
All Other	1,912,532,405	—	—

Investment Companies	—	114,337,965	—

Total Assets	$ 2,746,404,894	$ 125,147,565	$ —

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ —	$ 350,027	$ —
(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Overseas Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $1,863,584,721 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Financial assets of $3,562,428 were transferred out of Level 3 to Level 1 since the current market for the securities with quoted prices are considered active.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2015, the average ending monthly currency value amounts on sold forward currency contracts is $74,928,745.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

During the period, the Fund entered into total return swaps on equity securities or indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period ended June 30, 2015, the average ending monthly market value amounts on total return swaps which are long the reference asset is $(297,759).

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities (also known as “A Shares”).

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Overseas Fund	$ 3,365,271,575	$ 590,237,722	$ (1,083,956,838)	$ (493,719,116)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Preservation Series - Global

Schedule of Investments (unaudited)

As of June 30, 2015

Shares/Principal/Contract Amounts		Value
Common Stocks — 92.3%
Aerospace & Defense — 0.6%
638	United Technologies Corp.	$ 70,773
Air Freight & Logistics — 0.8%
754	Panalpina Welttransport Holding AG	95,188
Airlines — 1.0%
2,205	United Continental Holdings, Inc.*	116,887
Auto Components — 1.7%
7,100	NGK Spark Plug Co., Ltd.	196,981
Beverages — 2.8%
1,250	PepsiCo, Inc.†	116,675
785	Pernod Ricard SA	90,654
2,482	SABMiller PLC	128,830
		336,159
Biotechnology — 6.1%
878	Actelion, Ltd.*	128,502
827	Amgen, Inc.	126,961
423	Biogen, Inc.*	170,867
965	Celgene Corp.*	111,684
6,503	Ironwood Pharmaceuticals, Inc.*	78,426
219	Regeneron Pharmaceuticals, Inc.*	111,718
		728,158
Capital Markets — 1.3%
3,309	E*TRADE Financial Corp.*	99,105
2,828	UBS Group AG*	59,997
		159,102
Chemicals — 1.9%
900	Air Products & Chemicals, Inc.	123,147
6,964	Alent PLC	40,468
628	LyondellBasell Industries NV - Class A	65,011
		228,626
Commercial Banks — 7.7%
1,452	BNP Paribas SA	87,644
1,986	Citigroup, Inc.	109,707
9,815	HSBC Holdings PLC	87,906
9,833	ING Groep NV	162,331
1,703	JPMorgan Chase & Co.	115,395
104,784	Lloyds Banking Group PLC	140,318
20,000	Mitsubishi UFJ Financial Group, Inc.	143,793
1,710	US Bancorp	74,214
		921,308
Communications Equipment — 0.7%
1,455	CommScope Holding Co., Inc.*	44,392
771	Motorola Solutions, Inc.	44,209
		88,601
Consumer Finance — 0.8%
1,250	American Express Co.	97,150
Containers & Packaging — 0.9%
2,126	Crown Holdings, Inc.*	112,487
Diversified Financial Services — 0.7%
379	Intercontinental Exchange, Inc.	84,748
Electrical Equipment — 2.1%
1,890	Schneider Electric SE	130,473
2,270	Sensata Technologies Holding NV*	119,720
		250,193
Electronic Equipment, Instruments & Components — 0.5%
913	TE Connectivity, Ltd. (U.S. Shares)	58,706
Energy Equipment & Services — 0.7%
1,399	Baker Hughes, Inc.†	86,318
Food & Staples Retailing — 1.7%
2,258	Kroger Co.†	163,728
1,092	Whole Foods Market, Inc.	43,068
		206,796
Food Products — 1.2%
1,575	Hershey Co.	139,907
Health Care Equipment & Supplies — 1.0%
6,508	Boston Scientific Corp.*	115,192
Hotels, Restaurants & Leisure — 1.9%
19,199	Bwin.Party Digital Entertainment PLC	29,513
57	Chipotle Mexican Grill, Inc.*	34,484
8,000	Galaxy Entertainment Group, Ltd.	31,891
2,456	Starbucks Corp.	131,679
		227,567
Household Durables — 0.4%
1,600	Sony Corp.	45,260
Household Products — 1.0%
1,804	Colgate-Palmolive Co.	118,000
Information Technology Services — 2.7%
1,170	Amdocs, Ltd. (U.S. Shares)	63,870
1,738	MasterCard, Inc. - Class A	162,468
1,451	Visa, Inc. - Class A	97,435
		323,773
Insurance — 4.0%
31,600	AIA Group, Ltd.	206,894
1,357	Aon PLC	135,266
5,827	Prudential PLC	140,288
		482,448
Internet & Catalog Retail — 0.9%
134	Amazon.com, Inc.*	58,168
44	Priceline Group, Inc.*	50,660
		108,828
Internet Software & Services — 2.8%
618	Alibaba Group Holding, Ltd. (ADR)*	50,843
1,175	Facebook, Inc. - Class A*	100,774
342	Google, Inc. - Class C	178,014
		329,631
Leisure Products — 0.4%
1,915	Mattel, Inc.	49,196
Machinery — 2.4%
1,454	Colfax Corp.*	67,102
719	Dover Corp.	50,459
22,000	Mitsubishi Heavy Industries, Ltd.	133,884
1,480	Rexnord Corp.*	35,387
		286,832
Media — 3.6%
1,602	Comcast Corp. - Class A	96,344
782	Liberty Global PLC - Class A*	42,283
1,176	Liberty Global PLC - Class C*	59,541
246	Time Warner Cable, Inc.	43,830
2,450	Twenty-First Century Fox, Inc. - Class A	79,735
938	Walt Disney Co.	107,063
		428,796
Metals & Mining — 0.7%
3,186	ThyssenKrupp AG	82,873
Oil, Gas & Consumable Fuels — 4.9%
1,762	Anadarko Petroleum Corp.	137,542
1,747	Exxon Mobil Corp.†	145,350
6,100	Inpex Corp.	69,365
3,685	MEG Energy Corp.*	60,197
1,795	Phillips 66	144,605
571	Total SA	27,732
		584,791
Pharmaceuticals — 7.0%
1,309	Eli Lilly & Co.	109,288
1,800	Endo International PLC*	143,370
17,965	Indivior PLC*	63,445
962	Mallinckrodt PLC*	113,247
5,450	Meda AB - Class A	75,906
1,184	Pacira Pharmaceuticals, Inc.*	83,733
2,721	Pfizer, Inc.	91,235
710	Valeant Pharmaceuticals International, Inc.*	157,527
		837,751
Professional Services — 1.1%
381	IHS, Inc. - Class A*	49,008
1,046	Verisk Analytics, Inc. - Class A*	76,107
		125,115
Real Estate Investment Trusts (REITs) — 1.4%
762	American Tower Corp.	71,087
3,610	Lexington Realty Trust	30,613
406	Simon Property Group, Inc.	70,246
		171,946
Real Estate Management & Development — 1.9%
3,258	Brookfield Asset Management, Inc. - Class A (U.S. Shares)	113,802
624	Jones Lang LaSalle, Inc.	106,704
		220,506
Road & Rail — 2.8%
1,257	Canadian National Railway Co.	72,533
1,371	Canadian Pacific Railway, Ltd.	219,593
469	Kansas City Southern	42,773
		334,899
Semiconductor & Semiconductor Equipment — 2.8%
6,868	ARM Holdings PLC	111,888
3,919	Atmel Corp.	38,622
442	Avago Technologies, Ltd.	58,755
1,364	Freescale Semiconductor, Ltd.*	54,519
16,000	Taiwan Semiconductor Manufacturing Co., Ltd.	72,864
		336,648
Software — 2.0%
75	Constellation Software, Inc.	29,780
310	NetSuite, Inc.*	28,443
400	Nintendo Co., Ltd.	66,912
1,766	Oracle Corp.	71,170
990	Solera Holdings, Inc.	44,114
		240,419
Specialty Retail — 2.6%
562	Advance Auto Parts, Inc.	89,521
37,400	Chow Tai Fook Jewellery Group, Ltd.	40,337
25,250	L'Occitane International SA	71,991
1,688	Lowe's Cos., Inc.	113,046
		314,895
Technology Hardware, Storage & Peripherals — 3.1%
1,392	Apple, Inc.†	174,592
1,737	EMC Corp.	45,839
133	Samsung Electronics Co., Ltd.	151,223
		371,654
Textiles, Apparel & Luxury Goods — 2.8%
877	Cie Financiere Richemont SA	71,355
2,590	Gildan Activewear, Inc.	86,092
767	NIKE, Inc. - Class B	82,851
27,898	Samsonite International SA	96,457
		336,755
Thrifts & Mortgage Finance — 0.7%
6,859	MGIC Investment Corp.*	78,055
Trading Companies & Distributors — 2.5%
3,186	Brenntag AG	182,651
932	MSC Industrial Direct Co., Inc. - Class A	65,026
2,308	NOW, Inc.*	45,952
		293,629
Wireless Telecommunication Services — 1.7%
2,163	T-Mobile US, Inc.*	83,859
55,000	Tower Bersama Infrastructure Tbk PT*	38,063
20,935	Vodafone Group PLC	75,595
		197,517
Total Common Stocks (cost $9,516,066)		11,021,064
Preferred Stocks — 1.2%
Automobiles — 1.2%
626	Volkswagen AG (cost $154,706)	145,143
U.S. Treasury Notes/Bonds — 0.3%
$ 15,000	0.8750%, 11/30/16	15,088
15,000	1.3750%, 11/30/18	15,116
Total U.S. Treasury Notes/Bonds (cost $29,947)		30,204
Investment Companies — 6.2%
Money Markets — 6.2%
742,000	Janus Cash Liquidity Fund LLC, 0.1291%∞,£ (cost $742,000)	742,000
Capital Protection Agreement — 0%
1	Janus Preservation Series - Global with BNP Paribas Prime Brokerage, Inc. exercise price at 6/30/15 $9.59 - $9.95*,§ (cost $0)	0
Total Investments (total cost $10,442,719) – 100%		$ 11,938,411

Summary of Investments by Country – (Long Positions) June 30, 2015 (unaudited)
Country	Value	% of Investment Securities
United States	$ 7,534,203	63.1%
United Kingdom	920,075	7.7
Canada	739,524	6.2
Japan	656,195	5.5
Germany	494,526	4.2
France	408,494	3.4
Switzerland	355,042	3.0
Hong Kong	279,122	2.3
Netherlands	162,331	1.4
South Korea	151,223	1.3
Sweden	75,906	0.6
Taiwan	72,864	0.6
China	50,843	0.4
Indonesia	38,063	0.3
Total	$ 11,938,411	100.0%

Schedule of OTC Purchased Options – Zero Strike Calls

June 30, 2015

Counterparty/Reference Asset	Premium to be Paid	Value	Unrealized Appreciation/(Depreciation)
BNP Paribas: BNP IVIX Index expires December 2015 100,314 contracts exercise price $0.00	$ (222,486)	$ 222,486	$ 0

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

* Non-income producing security.

† A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Fund	Aggregate Value
Janus Preservation Series - Global	$ 306,128

∞ Rate shown is the 7-day yield as of June 30, 2015.

§ Schedule of Restricted and Illiquid Securities (as of June 30, 2015)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Investment Securities
Janus Preservation Series - Global
Capital Protection Agreement	12/15/11	$ 0	$ 0	0.0%

£ The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share Balance			Share Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15
Janus Cash Liquidity Fund LLC	470,750	7,731,967	(7,460,717)	742,000	$ -	$ 1,010	$ 742,000

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2015. See Significant Accounting Policies for more information.

Valuation Inputs Summary (as of June 30, 2015)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 11,021,064	$ —	$ —

Preferred Stocks	—	145,143	—

U.S. Treasury Notes/Bonds	—	30,204	—

Investment Companies	—	742,000	—

Total Investments in Securities	$ 11,021,064	$ 917,347	$ —

Other Financial Instruments(a):
Capital Protection Agreement	$ —	$ —	$ 0

Total Assets	$ 11,021,064	$ 917,347	$ 0

Liabilities
Other Financial Instruments(a):
OTC Purchased Options – Zero Strike Calls	$ —	$ 0	$ —

(a) Other financial instruments include the capital protection agreement, forward currency, futures, written options, zero strike options, and swap contracts. Forward currency contracts and zero strike options are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. The capital protection agreement, written options, and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Preservation Series - Global (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

Capital Protection Arrangement

BNP Paribas Prime Brokerage, Inc., a U.S. registered broker-dealer, is the Fund’s Capital Protection Provider. Pursuant to the Capital Protection Agreement entered into by the Capital Protection Provider and the Fund, the Capital Protection Provider has agreed to provide capital protection to protect against a decrease in the NAV per share for each share class of the Fund below 80% of the highest NAV per share for the share class attained since the inception of the share class, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items, provided the terms and conditions of the Capital Protection Agreement are satisfied and the agreement is not otherwise void. For this capital protection, the Fund pays the Capital Protection Provider, under the Capital Protection Agreement, a fee equal to 0.75% of the aggregate protected amount, which is calculated daily and paid monthly. Because the capital protection fee is based on the aggregate protected assets of the Fund rather than on the Fund’s total net assets, it can fluctuate between 0.60% and 0.75% of the Fund’s total net assets.

BNP Paribas, the Parent Guarantor and the Capital Protection Provider’s ultimate parent company, has provided an irrevocable guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider to pay or deliver payment on its obligations under the Capital Protection Agreement to the extent that the Capital Protection Provider is obligated to pay. The Capital Protection Provider is a subsidiary of the Parent Guarantor and is a U.S. registered broker-dealer. Under the Parent Guaranty, the Parent Guarantor can assert the same defenses, rights, set offs, or counterclaims as the Capital Protection Provider would have under the Capital Protection Agreement.

Neither the Capital Protection Provider nor the Parent Guarantor is an insurance company or an insurance provider. Nor is the Capital Protection Provider, the Parent Guarantor, or any of their affiliates acting as an investment adviser or subadviser to the Fund. The Settlement Amount under the Capital Protection Agreement is owed directly to the Fund and not the Fund’s investors. Therefore, as a shareholder you will not have any action against or recourse to the Capital Protection Provider or the Parent Guarantor. Further, no shareholder will have any right to receive payment, or any other rights whatsoever, under the Capital Protection Agreement or the Parent Guaranty.

The Capital Protection Agreement is valued at the greater of $0.00 or the Protected NAV less the NAV per share, which approximates fair value.

The Protected NAV for each share class, as well as the percentages of the Fund’s assets that are allocated between the Equity Component and the Protection Component, will be posted on the Janus websites at janus.com/advisor/mutual-funds (or janus.com/allfunds for shareholders of Class D Shares). Please refer to the Fund’s Prospectuses for information regarding how the Protection works in the event it is triggered and the Fund proceeds to liquidation, as well as how the Protection is calculated to help you understand the 80% protection of the NAV per share.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2015.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $2,883,103 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2015, the average ending monthly currency value amounts on sold forward currency contracts is $561,002.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the period ended June 30, 2015, the average ending monthly market value amounts on sold futures contracts is $411,394.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various equity indices for the purpose of increasing exposure to broad equity risk.

During the period ended June 30, 2015, the average ending monthly market value amounts on purchased call options is $260,072.

Volatility Investments

The Fund may also utilize swaps, options, exchange-traded funds, exchange-traded notes, or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index. Such investments would be used in accordance with the risk methodology under the Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. There are costs associated with entering into such investments, which can impact returns. The Capital Protection Provider may be the entity used to enter into a transaction related to the VIX and, if so, would receive compensation.

Additional Investment Risk

As with all investments, there are inherent risks when investing in the Fund. The Fund's participation in the Capital Protection Agreement also subjects the Fund to certain risks not generally associated with equity funds, including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk, and counterparty risk. For information relating to these and other risks of investing in the Fund, as well as other general information about the Fund, please refer to the Fund’s Prospectuses and Statement of Additional Information.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. Redemptions, particularly a large redemption, may impact the allocation process, and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Fund will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and liquidate as soon as possible following the event. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty, such as the Capital Protection Provider, are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A shareholder’s ability to receive the Protected NAV from the Fund is dependent on the Fund’s ability to collect any settlement from the Capital Protection Provider pursuant to the terms of the Capital Protection Agreement or from BNP Paribas, the parent company of the Capital Protection Provider (the “Parent Guarantor”), under a separate parent guaranty. As such, the Fund’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent company’s, financial condition. As an added measure of protection, the Parent Guarantor has issued an absolute, irrevocable and continuing guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider under the Capital Protection Agreement. There is, however, a risk that the Capital Protection Provider’s parent company may not fulfill its obligations under the guaranty it has issued. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties. Under the terms of the Capital Protection Agreement, the Protected NAV of each share class will be reduced by any reductions in the NAV per share resulting from such events as, but not limited to, (i) the bankruptcy, insolvency, reorganization or default of a contractual counterparty of the Fund, including counterparties to derivatives transactions, and entities that hold cash or other assets of the Fund; (ii) any trade or pricing error of the Fund; and (iii) any realized or unrealized losses on any investment of the Fund in money market funds.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Preservation Series – Global	$ 10,735,852	$ 1,584,567	$ (382,008)	$ 1,202,559

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Preservation Series - Growth

Schedule of Investments (unaudited)

As of June 30, 2015

Shares/Principal/Contract Amounts		Value
Common Stocks — 96.2%
Aerospace & Defense — 2.1%
7,326	Honeywell International, Inc.	$ 747,032
1,816	Precision Castparts Corp.	362,964
		1,109,996
Airlines — 0.4%
6,089	Southwest Airlines Co.	201,485
Auto Components — 0.9%
5,507	Delphi Automotive PLC	468,591
Beverages — 0.4%
2,820	Diageo PLC	81,560
2,843	SABMiller PLC	147,568
		229,128
Biotechnology — 5.8%
5,515	Amgen, Inc.	846,663
2,504	Biogen, Inc.*	1,011,465
5,396	Celgene Corp.*	624,506
1,129	Regeneron Pharmaceuticals, Inc.*	575,937
		3,058,571
Capital Markets — 0.7%
10,814	Charles Schwab Corp.	353,077
Chemicals — 3.4%
8,038	Air Products & Chemicals, Inc.	1,099,839
5,926	PPG Industries, Inc.	679,831
		1,779,670
Communications Equipment — 1.5%
8,524	Motorola Solutions, Inc.	488,766
4,665	QUALCOMM, Inc.	292,169
		780,935
Electrical Equipment — 2.3%
20,255	Sensata Technologies Holding NV*	1,068,249
2,701	SolarCity Corp.*	144,638
		1,212,887
Electronic Equipment, Instruments & Components — 1.1%
5,468	Amphenol Corp. - Class A	316,980
4,088	TE Connectivity, Ltd. (U.S. Shares)	262,858
		579,838
Energy Equipment & Services — 0.4%
3,529	Baker Hughes, Inc.	217,739
Food & Staples Retailing — 2.1%
9,665	Kroger Co.	700,809
11,989	Sysco Corp.	432,803
		1,133,612
Food Products — 1.2%
7,301	Hershey Co.	648,548
Health Care Equipment & Supplies — 0.6%
17,383	Boston Scientific Corp.*	307,679
Health Care Technology — 0.9%
4,160	athenahealth, Inc.*	476,653
Hotels, Restaurants & Leisure — 4.2%
1,316	Chipotle Mexican Grill, Inc.*	796,167
11,403	Dunkin' Brands Group, Inc.	627,165
4,481	Norwegian Cruise Line Holdings, Ltd.*	251,115
10,328	Starbucks Corp.	553,736
		2,228,183
Household Products — 1.6%
4,136	Colgate-Palmolive Co.	270,536
5,339	Kimberly-Clark Corp.	565,774
		836,310
Information Technology Services — 4.2%
13,862	MasterCard, Inc. - Class A	1,295,820
13,618	Visa, Inc. - Class A	914,449
		2,210,269
Insurance — 1.0%
5,592	Aon PLC	557,411
Internet & Catalog Retail — 2.3%
1,582	Amazon.com, Inc.*	686,730
2,568	Ctrip.com International, Ltd. (ADR)*	186,488
294	Priceline Group, Inc.*	338,503
		1,211,721
Internet Software & Services — 7.3%
3,489	Alibaba Group Holding, Ltd. (ADR)*	287,040
2,425	CoStar Group, Inc.*	488,055
14,168	Facebook, Inc. - Class A*	1,215,118
1,413	Google, Inc. - Class A*,†	763,077
1,829	Google, Inc. - Class C	952,013
706	LinkedIn Corp. - Class A*	145,881
		3,851,184
Leisure Products — 0.5%
1,978	Polaris Industries, Inc.	292,962
Machinery — 1.5%
17,813	Colfax Corp.*	822,070
Media — 4.3%
16,608	Comcast Corp. - Class A	998,805
7,688	Liberty Global PLC - Class C*	389,243
12,023	Twenty-First Century Fox, Inc. - Class A	391,289
4,536	Walt Disney Co.	517,739
		2,297,076
Multiline Retail — 0.5%
3,499	Dollar Tree, Inc.*	276,386
Oil, Gas & Consumable Fuels — 1.0%
2,751	Anadarko Petroleum Corp.	214,743
4,923	Antero Resources Corp.*	169,056
7,509	Southwestern Energy Co.*	170,679
		554,478
Personal Products — 0.6%
3,617	Estee Lauder Cos., Inc. - Class A	313,449
Pharmaceuticals — 12.5%
13,502	AbbVie, Inc.	907,199
5,921	Allergan PLC*	1,796,787
11,598	Bristol-Myers Squibb Co.	771,731
4,945	Eli Lilly & Co.	412,858
14,733	Endo International PLC*	1,173,483
3,141	Jazz Pharmaceuticals PLC*	553,036
4,522	Mallinckrodt PLC*	532,330
2,145	Valeant Pharmaceuticals International, Inc. (U.S. Shares)*	476,512
		6,623,936
Professional Services — 1.0%
7,196	Verisk Analytics, Inc. - Class A*	523,581
Real Estate Investment Trusts (REITs) — 1.4%
7,955	American Tower Corp.	742,122
Real Estate Management & Development — 1.1%
15,090	CBRE Group, Inc. - Class A*	558,330
Road & Rail — 2.3%
4,372	Canadian Pacific Railway, Ltd.	700,262
5,538	Union Pacific Corp.	528,159
		1,228,421
Semiconductor & Semiconductor Equipment — 5.2%
50,649	ARM Holdings PLC	825,133
27,473	Atmel Corp.	270,746
5,686	Avago Technologies, Ltd.	755,840
17,175	Freescale Semiconductor, Ltd.*	686,485
9,136	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	207,479
		2,745,683
Software — 7.2%
4,279	Adobe Systems, Inc.*	346,642
3,776	ANSYS, Inc.*	344,522
45,242	Cadence Design Systems, Inc.*	889,458
9,186	NetSuite, Inc.*	842,815
10,325	Salesforce.com, Inc.*	718,930
3,274	ServiceNow, Inc.*	243,291
2,663	Ultimate Software Group, Inc.*	437,637
		3,823,295
Specialty Retail — 5.8%
700	AutoZone, Inc.*	466,830
11,028	Home Depot, Inc.	1,225,542
15,932	Sally Beauty Holdings, Inc.*	503,133
13,650	TJX Cos., Inc.	903,220
		3,098,725
Technology Hardware, Storage & Peripherals — 5.7%
23,979	Apple, Inc.†	3,007,566
Textiles, Apparel & Luxury Goods — 0.6%
9,190	Gildan Activewear, Inc.	305,476
Wireless Telecommunication Services — 0.6%
8,804	T-Mobile US, Inc.*	341,331
Total Common Stocks (cost $42,265,257)		51,008,374
U.S. Treasury Notes/Bonds — 1.5%
$ 350,000	1.0000%, 9/30/16	352,652
420,000	0.8750%, 11/30/16	422,461
Total U.S. Treasury Notes/Bonds (cost $770,402)		775,113
Investment Companies — 2.3%
Money Markets — 2.3%
1,219,467	Janus Cash Liquidity Fund LLC, 0.1291%∞,£ (cost $1,219,467)	1,219,467
Capital Protection Agreement — 0%
1	Janus Preservation Series - Growth with BNP Paribas Prime Brokerage, Inc. exercise price at 6/30/15 $8.61 - $8.96*,§ (cost $0)	0
Total Investments (total cost $44,255,126) – 100%		$ 53,002,954

Summary of Investments by Country – (Long Positions)

June 30, 2015 (unaudited)

Country	Value	% of Investment Securities
United States	$ 49,054,862	92.6%
Canada	1,482,250	2.8
United Kingdom	1,443,504	2.7
China	473,528	0.9
Germany	341,331	0.6
Taiwan	207,479	0.4
Total	$ 53,002,954	100.0%

Schedule of Forward Currency Contracts, Open

June 30, 2015

Counterparty/Currency and Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound 7/30/15	228,700	$ 359,207	$ 406
Canadian Dollar 7/30/15	477,000	381,811	2,315
		741,018	2,721
Citibank NA:
Canadian Dollar 7/23/15	12,000	9,606	171
Credit Suisse International:
British Pound 7/16/15	83,000	130,378	(2,029)
British Pound 7/16/15	20,000	31,416	248
Canadian Dollar 7/16/15	917,000	734,180	10,199
Chinese Renminbi 7/16/15	2,249,000	361,943	(454)
Taiwan Dollar 7/16/15	5,068,000	164,281	(345)
		1,422,198	7,619
HSBC Securities (USA), Inc.:
British Pound 7/23/15	203,900	320,273	2,703
Total		$ 2,493,095	$ 13,214

Schedule of OTC Purchased Options – Zero Strike Calls

June 30, 2015

Counterparty/Reference Asset	Premium to be Paid	Value	Unrealized Appreciation/(Depreciation)
BNP Paribas:
BNP IVIX Index
expires December 2015
457,254 contracts
exercise price $0.00	$ (1,014,144)	$ 1,014,144	$ 0

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

* Non-income producing security.

† A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Fund	Aggregate Value
Janus Preservation Series - Growth	$ 828,518

∞ Rate shown is the 7-day yield as of June 30, 2015.

§ Schedule of Restricted and Illiquid Securities (as of June 30, 2015)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Investment Securities
Janus Preservation Series - Growth
Capital Protection Agreement	5/4/11	$ 0	$ 0	0.0%

£ The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share Balance			Share Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15
Janus Cash Liquidity Fund LLC	-	16,084,467	(14,865,000)	1,219,467	$ -	$ 1,573	$1,219,467

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2015. See Significant Accounting Policies for more information.

Valuation Inputs Summary (as of June 30, 2015)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 51,008,374	$ —	$ —

U.S. Treasury Notes/Bonds	—	775,113	—

Investment Companies	—	1,219,467	—

Total Investments in Securities	$ 51,008,374	$ 1,994,580	$ —

Other Financial Instruments(a):
Capital Protection Agreement	$ —	$ —	$ 0
Forward Currency Contracts	—	16,042	—

Total Assets	$ 51,008,374	$ 2,010,622	$ 0

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ —	$ 2,828	$ —
OTC Purchased Options – Zero Strike Calls	—	0	—

Total Liabilities	$ —	$ 2,828	$ —

(a)	Other financial instruments include the capital protection agreement, forward currency, futures, written options, zero strike options, and swap contracts. Forward currency contracts and zero strike options are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. The capital protection agreement, written options, and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Preservation Series - Growth (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

Capital Protection Arrangement

BNP Paribas Prime Brokerage, Inc., a U.S. registered broker-dealer, is the Fund’s Capital Protection Provider. Pursuant to the Capital Protection Agreement entered into by the Capital Protection Provider and the Fund, the Capital Protection Provider has agreed to provide capital protection to protect against a decrease in the NAV per share for each share class of the Fund below 80% of the highest NAV per share for the share class attained since the inception of the share class, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items, provided the terms and conditions of the Capital Protection Agreement are satisfied and the agreement is not otherwise void. For this capital protection, the Fund pays the Capital Protection Provider, under the Capital Protection Agreement, a fee equal to 0.75% of the aggregate protected amount, which is calculated daily and paid monthly. Because the capital protection fee is based on the aggregate protected assets of the Fund rather than on the Fund’s total net assets, it can fluctuate between 0.60% and 0.75% of the Fund’s total net assets.

BNP Paribas, the Parent Guarantor and the Capital Protection Provider’s ultimate parent company, has provided an irrevocable guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider to pay or deliver payment on its obligations under the Capital Protection Agreement to the extent that the Capital Protection Provider is obligated to pay. The Capital Protection Provider is a subsidiary of the Parent Guarantor and is a U.S. registered broker-dealer. Under the Parent Guaranty, the Parent Guarantor can assert the same defenses, rights, set offs, or counterclaims as the Capital Protection Provider would have under the Capital Protection Agreement.

Neither the Capital Protection Provider nor the Parent Guarantor is an insurance company or an insurance provider. Nor is the Capital Protection Provider, the Parent Guarantor, or any of their affiliates acting as an investment adviser or subadviser to the Fund. The Settlement Amount under the Capital Protection Agreement is owed directly to the Fund and not the Fund’s investors. Therefore, as a shareholder you will not have any action against or recourse to the Capital Protection Provider or the Parent Guarantor. Further, no shareholder will have any right to receive payment, or any other rights whatsoever, under the Capital Protection Agreement or the Parent Guaranty.

The Capital Protection Agreement is valued at the greater of $0.00 or the Protected NAV less the NAV per share, which approximates fair value.

The Protected NAV for each share class, as well as the percentages of the Fund’s assets that are allocated between the Equity Component and the Protection Component, will be posted on the Janus websites at janus.com/advisor/mutual-funds (or janus.com/allfunds for shareholders of Class D Shares). Please refer to the Fund’s Prospectuses for information regarding how the Protection works in the event it is triggered and the Fund proceeds to liquidation, as well as how the Protection is calculated to help you understand the 80% protection of the NAV per share.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2015.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $2,348,332 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2015, the average ending monthly currency value amounts on sold forward currency contracts is $1,376,768.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the period ended June 30, 2015, the average ending monthly market value amounts on sold futures contracts is $163,648.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various equity indices for the purpose of increasing exposure to broad equity risk.

During the period ended June 30, 2015, the average ending monthly market value amounts on purchased call options is $1,038,961.

Volatility Investments

The Fund may also utilize swaps, options, exchange-traded funds, exchange-traded notes, or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index. Such investments would be used in accordance with the risk methodology under the Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. There are costs associated with entering into such investments, which can impact returns. The Capital Protection Provider may be the entity used to enter into a transaction related to the VIX and, if so, would receive compensation.

Additional Investment Risk

As with all investments, there are inherent risks when investing in the Fund. The Fund's participation in the Capital Protection Agreement also subjects the Fund to certain risks not generally associated with equity funds, including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk, and counterparty risk. For information relating to these and other risks of investing in the Fund, as well as other general information about the Fund, please refer to the Fund’s Prospectuses and Statement of Additional Information.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. Redemptions, particularly a large redemption, may impact the allocation process, and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Fund will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and liquidate as soon as possible following the event. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty, such as the Capital Protection Provider, are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A shareholder’s ability to receive the Protected NAV from the Fund is dependent on the Fund’s ability to collect any settlement from the Capital Protection Provider pursuant to the terms of the Capital Protection Agreement or from BNP Paribas, the parent company of the Capital Protection Provider (the “Parent Guarantor”), under a separate parent guaranty. As such, the Fund’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent company’s, financial condition. As an added measure of protection, the Parent Guarantor has issued an absolute, irrevocable and continuing guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider under the Capital Protection Agreement. There is, however, a risk that the Capital Protection Provider’s parent company may not fulfill its obligations under the guaranty it has issued. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties. Under the terms of the Capital Protection Agreement, the Protected NAV of each share class will be reduced by any reductions in the NAV per share resulting from such events as, but not limited to, (i) the bankruptcy, insolvency, reorganization or default of a contractual counterparty of the Fund, including counterparties to derivatives transactions, and entities that hold cash or other assets of the Fund; (ii) any trade or pricing error of the Fund; and (iii) any realized or unrealized losses on any investment of the Fund in money market funds.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Preservation Series – Growth	$ 44,967,024	$ 8,646,636	$ (610,706)	$ 8,035,930

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Research Fund

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Common Stocks — 98.1%
Aerospace & Defense — 1.7%
409,188	Honeywell International, Inc.	$ 41,724,901
337,854	United Technologies Corp.	37,478,144
		79,203,045
Airlines — 1.0%
930,271	United Continental Holdings, Inc.*	49,313,666
Auto Components — 0.8%
435,633	Delphi Automotive PLC	37,068,012
Beverages — 1.3%
189,583	Brown-Forman Corp. - Class B	18,992,425
485,898	PepsiCo, Inc.	45,353,719
		64,346,144
Biotechnology — 7.5%
626,378	Amgen, Inc.	96,161,550
265,532	Biogen, Inc.*	107,258,996
748,545	Celgene Corp.*	86,632,856
1,738,495	Ironwood Pharmaceuticals, Inc.*	20,966,250
90,646	Regeneron Pharmaceuticals, Inc.*	46,241,244
		357,260,896
Building Products — 0.6%
397,394	AO Smith Corp.	28,604,420
Capital Markets — 2.0%
78,517	BlackRock, Inc.	27,165,312
605,643	Blackstone Group LP	24,752,629
885,204	E*TRADE Financial Corp.*	26,511,860
360,394	LPL Financial Holdings, Inc.	16,754,717
		95,184,518
Chemicals — 2.9%
434,775	Air Products & Chemicals, Inc.	59,490,263
340,944	LyondellBasell Industries NV - Class A	35,294,523
374,674	PPG Industries, Inc.	42,982,601
		137,767,387
Commercial Banks — 0.4%
366,039	PacWest Bancorp	17,115,984
Communications Equipment — 1.7%
821,169	CommScope Holding Co., Inc.*	25,053,866
513,393	Motorola Solutions, Inc.	29,437,955
399,264	QUALCOMM, Inc.	25,005,904
		79,497,725
Consumer Finance — 0.6%
374,068	American Express Co.	29,072,565
Containers & Packaging — 1.0%
882,688	Crown Holdings, Inc.*	46,703,022
Diversified Financial Services — 0.4%
87,600	Intercontinental Exchange, Inc.	19,588,236
Electrical Equipment — 1.2%
1,097,651	Sensata Technologies Holding NV*	57,890,114
Electronic Equipment, Instruments & Components — 2.7%
944,323	Amphenol Corp. - Class A	54,742,404
791,244	National Instruments Corp.	23,310,048
802,558	TE Connectivity, Ltd. (U.S. Shares)	51,604,480
		129,656,932
Energy Equipment & Services — 0.2%
193,467	Baker Hughes, Inc.	11,936,914
Food & Staples Retailing — 2.0%
830,295	Kroger Co.	60,204,691
1,031,893	Sysco Corp.	37,251,337
		97,456,028
Food Products — 1.2%
619,138	Hershey Co.	54,998,028
Health Care Equipment & Supplies — 0.9%
2,466,712	Boston Scientific Corp.*	43,660,802
Health Care Providers & Services — 2.2%
761,312	Express Scripts Holding Co.*	67,711,089
279,049	Universal Health Services, Inc. - Class B	39,652,863
		107,363,952
Health Care Technology — 0.6%
231,412	athenahealth, Inc.*	26,515,187
Hotels, Restaurants & Leisure — 3.9%
60,553	Chipotle Mexican Grill, Inc.*	36,633,959
499,195	Dunkin' Brands Group, Inc.	27,455,725
398,553	Las Vegas Sands Corp.	20,951,931
1,400,922	Starbucks Corp.	75,110,433
346,517	Starwood Hotels & Resorts Worldwide, Inc.	28,099,064
		188,251,112
Household Products — 1.4%
1,021,965	Colgate-Palmolive Co.	66,846,731
Industrial Conglomerates — 0.7%
184,373	Roper Industries, Inc.	31,796,968
Information Technology Services — 3.9%
860,477	Amdocs, Ltd. (U.S. Shares)	46,973,439
747,553	MasterCard, Inc. - Class A	69,881,255
1,014,155	Visa, Inc. - Class A	68,100,508
		184,955,202
Insurance — 0.7%
317,757	Aon PLC	31,674,018
Internet & Catalog Retail — 2.7%
183,998	Amazon.com, Inc.*	79,871,692
42,302	Priceline Group, Inc.*	48,705,254
		128,576,946
Internet Software & Services — 6.4%
1,272,643	Facebook, Inc. - Class A*	109,148,227
339,750	Google, Inc. - Class C	176,843,273
89,315	LinkedIn Corp. - Class A*	18,455,158
		304,446,658
Leisure Products — 1.0%
670,784	Mattel, Inc.	17,232,441
211,113	Polaris Industries, Inc.	31,267,946
		48,500,387
Machinery — 2.4%
944,344	Colfax Corp.*	43,581,476
555,540	Dover Corp.	38,987,797
1,415,461	Rexnord Corp.*	33,843,672
		116,412,945
Media — 5.8%
1,592,131	Comcast Corp. - Class A	95,750,758
166,569	Time Warner Cable, Inc.	29,677,599
1,767,253	Twenty-First Century Fox, Inc. - Class A	57,515,249
825,300	Walt Disney Co.	94,199,742
		277,143,348
Multiline Retail — 0.5%
297,048	Dollar Tree, Inc.*	23,463,821
Oil, Gas & Consumable Fuels — 0.7%
148,996	Anadarko Petroleum Corp.	11,630,628
220,893	MarkWest Energy Partners LP	12,453,947
122,773	Phillips 66	9,890,593
		33,975,168
Personal Products — 1.2%
652,121	Estee Lauder Cos., Inc. - Class A	56,512,806
Pharmaceuticals — 7.4%
987,466	AbbVie, Inc.	66,347,841
925,673	Bristol-Myers Squibb Co.	61,594,282
918,825	Eli Lilly & Co.	76,712,699
690,376	Endo International PLC*	54,988,448
518,620	Mallinckrodt PLC*	61,051,946
423,339	Pacira Pharmaceuticals, Inc.*	29,938,534
		350,633,750
Professional Services — 0.2%
68,502	IHS, Inc. - Class A*	8,811,412
Real Estate Investment Trusts (REITs) — 2.1%
803,744	American Tower Corp.	74,981,278
794,634	Lexington Realty Trust	6,738,496
101,970	Simon Property Group, Inc.	17,642,849
		99,362,623
Real Estate Management & Development — 0.5%
126,959	Jones Lang LaSalle, Inc.	21,709,989
Road & Rail — 1.7%
282,154	Kansas City Southern	25,732,445
593,730	Union Pacific Corp.	56,624,030
		82,356,475
Semiconductor & Semiconductor Equipment — 2.0%
2,454,660	Atmel Corp.	24,190,674
221,965	Avago Technologies, Ltd.	29,505,807
737,609	Freescale Semiconductor, Ltd.*	29,482,232
249,356	KLA-Tencor Corp.	14,016,301
		97,195,014
Software — 5.0%
338,549	ANSYS, Inc.*	30,889,211
1,599,711	Cadence Design Systems, Inc.*	31,450,318
191,923	NetSuite, Inc.*	17,608,935
1,916,092	Oracle Corp.	77,218,507
318,071	Salesforce.com, Inc.*	22,147,284
547,060	Solera Holdings, Inc.	24,376,994
98,447	Tyler Technologies, Inc.*	12,737,073
125,208	Ultimate Software Group, Inc.*	20,576,683
		237,005,005
Specialty Retail — 4.9%
297,660	Advance Auto Parts, Inc.	47,414,261
34,633	AutoZone, Inc.*	23,096,748
1,106,164	Lowe's Cos., Inc.	74,079,803
733,183	TJX Cos., Inc.	48,514,719
358,858	Tractor Supply Co.	32,275,689
121,741	Williams-Sonoma, Inc.	10,015,632
		235,396,852
Technology Hardware, Storage & Peripherals — 5.4%
1,930,561	Apple, Inc.	242,140,614
587,926	EMC Corp.	15,515,367
		257,655,981
Textiles, Apparel & Luxury Goods — 1.8%
300,832	Carter's, Inc.	31,978,442
490,017	NIKE, Inc. - Class B	52,931,636
		84,910,078
Thrifts & Mortgage Finance — 0.3%
1,458,244	MGIC Investment Corp.*	16,594,817
Tobacco — 0.9%
866,217	Altria Group, Inc.	42,366,673
Trading Companies & Distributors — 0.7%
446,636	MSC Industrial Direct Co., Inc. - Class A	31,161,794
Wireless Telecommunication Services — 1.0%
1,269,254	T-Mobile US, Inc.*	49,208,978
Total Common Stocks (cost $3,475,254,978)		4,677,129,128
Investment Companies — 1.9%
Money Markets — 1.9%
90,057,000	Janus Cash Liquidity Fund LLC, 0.1291%∞,£ (cost $90,057,000)	90,057,000
Total Investments (total cost $3,565,311,978) – 100%		$ 4,767,186,128

Summary of Investments by Country – (Long Positions) June 30, 2015 (unaudited)

Country	Value	% of Investment Securities
United States	$ 4,717,977,150	99.0%
Germany	49,208,978	1.0
Total	4,767,186,128	100.0

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

* Non-income producing security.

∞ Rate shown is the 7-day yield as of June 30, 2015.

£ The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share Balance			Share Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15
Janus Research Fund
Janus Cash Liquidity Fund LLC	51,003,813	635,288,244	(596,235,057)	90,057,000	$ -	$ 39,761	$ 90,057,000

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2015. See Significant Accounting Policies for more information.

Valuation Inputs Summary (as of June 30, 2015)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 4,677,129,128	$ —	$ —

Investment Companies	—	90,057,000	—

Total Assets	$ 4,677,129,128	$ 90,057,000	$ —

Significant Accounting Policies

Janus Research Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Research Fund	$ 3,563,430,728	$ 1,246,385,012	$ (42,629,612)	$ 1,203,755,400

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Triton Fund

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Common Stocks — 87.3%
Aerospace & Defense — 1.9%
1,183,434	Aerovironment, Inc.*,£	$ 30,863,959
2,255,122	HEICO Corp. - Class A£	114,492,544
		145,356,503
Automobiles — 0.7%
985,985	Thor Industries, Inc.	55,491,236
Biotechnology — 2.8%
1,045,153	ACADIA Pharmaceuticals, Inc.*,#	43,771,008
191,058	Anacor Pharmaceuticals, Inc.*	14,793,621
2,822,293	Dyax Corp.*	74,790,764
3,009,660	Ironwood Pharmaceuticals, Inc.*	36,296,500
516,199	OvaScience, Inc.*,#	14,933,637
293,863	ProQR Therapeutics NV*	4,898,696
168,623	Puma Biotechnology, Inc.*,#	19,686,735
		209,170,961
Building Products — 0.8%
885,701	AO Smith Corp.	63,752,758
Capital Markets — 2.6%
1,334,402	Eaton Vance Corp.	52,215,150
1,055,385	Financial Engines, Inc.#	44,832,755
1,628,662	LPL Financial Holdings, Inc. #	75,716,496
898,760	WisdomTree Investments, Inc.	19,741,264
		192,505,665
Chemicals — 1.8%
1,951,398	Sensient Technologies Corp.	133,358,539
Commercial Banks — 1.8%
1,106,321	PacWest Bancorp	51,731,570
557,303	SVB Financial Group*	80,240,486
		131,972,056
Commercial Services & Supplies — 1.8%
875,905	Clean Harbors, Inc.*,#	47,071,135
1,475,022	Healthcare Services Group, Inc.#	48,749,477
1,435,568	Rollins, Inc.	40,956,755
		136,777,367
Construction Materials — 0.5%
1,350,114	Summit Materials, Inc. - Class A*,£	34,427,907
Containers & Packaging — 0.7%
1,014,268	Crown Holdings, Inc.*	53,664,920
Diversified Consumer Services — 1.1%
2,377,992	ServiceMaster Global Holdings, Inc.*	86,011,971
Diversified Financial Services — 2.1%
809,869	MarketAxess Holdings, Inc.	75,131,547
1,296,230	MSCI, Inc.	79,782,957
		154,914,504
Electrical Equipment — 2.2%
1,555,567	EnerSys	109,340,804
1,578,083	Enphase Energy, Inc.*,#	12,009,212
831,065	Sensata Technologies Holding NV*	43,830,368
		165,180,384
Electronic Equipment, Instruments & Components — 3.8%
1,213,477	Belden, Inc.	98,570,737
1,015,370	FEI Co.†	84,204,634
987,225	National Instruments Corp.	29,083,649
1,022,598	OSI Systems, Inc.*,£	72,389,712
		284,248,732
Energy Equipment & Services — 0.7%
696,601	Dril-Quip, Inc.*	52,419,225
Food & Staples Retailing — 1.6%
489,921	Casey's General Stores, Inc.	46,905,037
1,709,835	Diplomat Pharmacy, Inc.*	76,515,116
		123,420,153
Health Care Equipment & Supplies — 3.4%
3,570,445	Endologix, Inc.*,£	54,770,626
1,485,966	Masimo Corp.*	57,566,323
2,765,277	Novadaq Technologies, Inc.*,#	33,487,504
1,706,087	Quidel Corp.*,#	39,154,697
1,071,152	STERIS Corp.#	69,025,035
		254,004,185
Health Care Providers & Services — 1.2%
1,505,029	HealthEquity, Inc.*	48,236,179
1,109,001	Premier, Inc. - Class A*	42,652,179
		90,888,358
Health Care Technology — 0.6%
405,713	athenahealth, Inc.*,#	46,486,595
Hotels, Restaurants & Leisure — 2.9%
673,992	Dunkin' Brands Group, Inc.	37,069,560
343,951	Popeyes Louisiana Kitchen, Inc.*	20,633,620
1,113,730	Six Flags Entertainment Corp.	49,950,791
9,871,077	Wendy's Co.	111,345,749
		218,999,720
Household Durables — 0.3%
377,204	Tupperware Brands Corp.	24,344,746
Information Technology Services — 6.6%
787,868	Black Knight Financial Services, Inc. - Class A*	24,321,485
2,494,334	Broadridge Financial Solutions, Inc.	124,741,643
2,109,945	Euronet Worldwide, Inc.*	130,183,607
723,580	Gartner, Inc.*	62,068,692
1,598,412	Jack Henry & Associates, Inc.	103,417,257
776,934	MAXIMUS, Inc.	51,067,872
		495,800,556
Internet & Catalog Retail — 0.4%
848,113	Wayfair, Inc. - Class A*,#,£	31,922,973
Internet Software & Services — 2.5%
1,024,363	ChannelAdvisor Corp.*,#	12,241,138
706,836	Cimpress NV*	59,487,318
228,930	CoStar Group, Inc.*	46,074,452
922,421	Envestnet, Inc.*	37,293,481
1,149,120	HomeAway, Inc.*	35,760,614
		190,857,003
Life Sciences Tools & Services — 2.4%
588,850	Bio-Techne Corp.	57,984,059
122,538	Mettler-Toledo International, Inc.*	41,841,825
1,538,968	PerkinElmer, Inc.	81,011,276
		180,837,160
Machinery — 5.8%
1,111,360	CLARCOR, Inc.	69,171,047
2,324,036	Kennametal, Inc.	79,296,108
916,752	Nordson Corp.	71,405,813
727,961	Photo Labs, Inc.*,#	49,122,808
3,649,467	Rexnord Corp.*	87,258,756
410,258	Tennant Co.	26,806,258
560,146	Wabtec Corp.	52,788,159
		435,848,949
Media — 2.1%
1,750,060	AMC Entertainment Holdings, Inc. - Class A£	53,691,841
1,763,742	Markit, Ltd.*	45,098,883
3,721,196	National CineMedia, Inc.£	59,390,288
		158,181,012
Metals & Mining — 0.3%
406,123	Reliance Steel & Aluminum Co.	24,562,319
Oil, Gas & Consumable Fuels — 1.0%
1,461,859	DCP Midstream Partners LP#	44,864,453
361,806	Targa Resources Corp.	32,280,331
		77,144,784
Personal Products — 0.8%
2,044,542	Ontex Group NV	61,352,213
Pharmaceuticals — 4.0%
1,185,125	Akorn, Inc.*,#	51,742,557
2,979,135	Catalent, Inc.*	87,378,030
1,745,545	Depomed, Inc.*	37,459,396
2,757,493	IGI Laboratories, Inc.*,#,£	17,372,206
297,602	Mallinckrodt PLC*	35,033,707
608,370	Pacira Pharmaceuticals, Inc.*,#	43,023,926
952,097	Relypsa, Inc.*	31,504,890
		303,514,712
Professional Services — 1.2%
855,038	CEB, Inc.	74,439,608
212,204	Huron Consulting Group, Inc.*	14,873,379
		89,312,987
Real Estate Investment Trusts (REITs) — 0.5%
691,971	Lamar Advertising Co. - Class A	39,774,493
Real Estate Management & Development — 0.7%
318,399	Jones Lang LaSalle, Inc.	54,446,229
Road & Rail — 1.6%
446,210	Genesee & Wyoming, Inc. - Class A*	33,992,278
545,961	Landstar System, Inc.	36,508,412
685,551	Old Dominion Freight Line, Inc.*	47,032,226
		117,532,916
Semiconductor & Semiconductor Equipment — 2.4%
10,868,776	Atmel Corp.	107,111,787
6,388,865	ON Semiconductor Corp.*	74,685,832
		181,797,619
Software — 11.4%
3,837,306	ACI Worldwide, Inc.*	94,282,608
927,250	Advent Software, Inc.	40,993,723
2,804,334	Blackbaud, Inc.£	159,706,821
5,918,505	Cadence Design Systems, Inc.*	116,357,808
309,739	FactSet Research Systems, Inc.#	50,335,685
970,847	Guidewire Software, Inc.*	51,386,932
1,042,610	Informatica Corp.*	50,535,307
2,433,888	RealPage, Inc.*	46,414,244
1,455,277	Solera Holdings, Inc.	64,847,143
2,879,309	SS&C Technologies Holdings, Inc.†	179,956,813
		854,817,084
Specialty Retail — 2.1%
1,003,019	Hibbett Sports, Inc.*,#,£	46,720,625
3,420,227	Sally Beauty Holdings, Inc.*	108,010,769
		154,731,394
Technology Hardware, Storage & Peripherals — 0.5%
995,753	Stratasys, Ltd.*,#	34,781,652
Textiles, Apparel & Luxury Goods — 4.1%
1,529,024	Carter's, Inc.	162,535,251
2,049,360	Tumi Holdings, Inc.*	42,052,867
3,705,045	Wolverine World Wide, Inc.#	105,519,682
		310,107,800
Trading Companies & Distributors — 1.6%
686,534	MSC Industrial Direct Co., Inc. - Class A	47,899,477
1,062,138	WESCO International, Inc.*,#	72,905,152
		120,804,629
Total Common Stocks (cost $4,801,927,544)		6,575,524,969
Investment Companies — 12.7%
Exchange-Traded Funds (ETFs) — 1.1%
653,438	iShares Russell 2000® Index Fund#	81,588,269
Investments Purchased with Cash Collateral from Securities Lending — 5.4%
403,981,342	Janus Cash Collateral Fund LLC, 0.1304%∞,£	403,981,342
Money Markets — 6.2%
468,045,605	Janus Cash Liquidity Fund LLC, 0.1291%∞,£	468,045,605
Total Investment Companies (cost $944,430,655)		953,615,216
Total Investments (total cost $5,746,358,199) – 100%		$ 7,529,140,185

Summary of Investments by Country – (Long Positions) June 30, 2015 (unaudited)

Country	Value	% of Investment Securities
United States	$7,330,611,048	97.4%
Belgium	61,352,213	0.8
China	53,691,841	0.7
United Kingdom	45,098,883	0.6
Canada	33,487,504	0.4
Netherlands	4,898,696	0.1
Total	$7,529,140,185	100.0%

Schedule of Forward Currency Contracts, Open June 30, 2015

Counterparty/Currency and Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Canadian Dollar 7/30/15	11,510,000	$ 9,213,086	$ 55,867
Euro 7/30/15	4,855,500	5,414,613	11,442
		14,627,699	67,309
Citibank NA:
Canadian Dollar 7/23/15	503,000	402,670	7,171
Euro 7/23/15	3,300,000	3,679,627	52,829
		4,082,297	60,000
Credit Suisse International:
Canadian Dollar 7/16/15	9,390,000	7,517,940	127,653
Euro 7/16/15	16,375,000	18,256,925	191,151
		25,774,865	318,804
HSBC Securities (USA), Inc.:
Canadian Dollar 7/23/15	9,355,000	7,489,025	136,940
Euro 7/23/15	21,325,000	23,778,197	333,980
		31,267,222	470,920
Total		$ 75,752,083	$ 917,033

Total Return Swaps outstanding at June 30, 2015

Counterparty	Return Paid by the Fund	Return Received by the Fund	Termination Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	1 month USD LIBOR plus 9 basis points	Russell 2500® Total Return Growth Index	8/5/15	$94,867,815	$(813)

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

* Non-income producing security.

† A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Fund	Aggregate Value
Janus Triton Fund	$ 80,198,250

∞ Rate shown is the 7-day yield as of June 30, 2015.

# Loaned security; a portion or all of the security is on loan at June 30, 2015.

£ The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share Balance			Share Balance	Realized	Dividend		Value
	at 9/30/14	Purchases	Sales	At 6/30/15	Gain/(Loss)	Income		at 6/30/15
Janus Triton Fund
Aerovironment, Inc.	-	1,183,434	-	1,183,434	$ -	$-		$ 30,863,959
AMC Entertainment Holdings, Inc. - Class A	1,465,608	284,452	-	1,750,060	-	1,026,754		53,691,841
Blackbaud, Inc.	2,711,067	93,267	-	2,804,334	-	987,176		159,706,821
Endologix, Inc.	3,570,445	-	-	3,570,445	-	-		54,770,626
HEICO Corp. – Class A	2,400,090	79,153	(224,121)	2,255,122	5,565,034	168,006		114,492,544
Hibbett Sports, Inc.(1)	1,325,312	-	(322,293)	1,003,019	(1,616,505)	-		N/A
IGI Laboratories, Inc.	2,665,784	91,709	-	2,757,493	-	-		17,372,206
Janus Cash Collateral Fund LLC	427,977,561	1,363,874,793	(1,387,871,012)	403,981,342	-	1,085,744	(2)	403,981,342
Janus Cash Liquidity Fund LLC	230,115,675	1,167,530,930	(929,601,000)	468,045,605	-	258,605		468,045,605
National CineMedia, Inc.	3,597,437	123,759	-	3,721,196	-	2,401,535		59,390,288
OSI Systems, Inc.	988,588	34,010	-	1,022,598	-	-		72,389,712
Summit Materials, Inc. - Class A	-	1,350,114	-	1,350,114	-	-		34,427,907
Wayfair, Inc. - Class A(1)	-	848,113	-	848,113	-	-		N/A
					$ 3,948,529	$ 5,927,820		$1,469,132,851

(1)   Company was no longer an affiliate as of June 30, 2015.

(2)   Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2015. See Significant Accounting Policies for more information.

Valuation Inputs Summary (as of June 30, 2015)

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 6,575,524,969	$ —	$ —

Investment Companies	81,588,269	872,026,947	—

Total Investments in Securities	$ 6,657,113,238	$ 872,026,947	$ —

Other Financial Instruments(a):
Forward Currency Contracts	$ —	$ 917,033	$ —

Total Assets	$ 6,657,113,238	$ 872,943,980	$ —

Liabilities
Other Financial Instruments(a):
Outstanding Swap Contracts, at Value	$ —	$ 813	$ —
(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Triton Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2015, the average ending monthly currency value amounts on sold forward currency contracts is $49,886,521.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

During the period, the Fund entered into total return swaps on equity securities or indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period ended June 30, 2015, the average ending monthly market value amounts on total return swaps which are long the reference asset is $197,690.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. ETFs have certain inherent risks generally associated with investments in a portfolio of securities in which the ETF is invested, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Triton Fund	$ 5,751,768,740	$ 1,895,773,738	$ (118,402,293)	$ 1,777,371,445

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Twenty Fund

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Common Stocks — 100.0%
Airlines — 1.6%
2,690,394	United Continental Holdings, Inc.*	$ 142,617,786
Automobiles — 1.8%
5,018,482	General Motors Co.	167,266,005
Biotechnology — 6.9%
398,577	Biogen, Inc.*	161,001,193
1,898,508	Celgene Corp.*	219,723,823
486,903	Regeneron Pharmaceuticals, Inc.*	248,383,828
		629,108,844
Capital Markets — 3.9%
8,784,042	Blackstone Group LP	359,003,797
Chemicals — 5.8%
4,007,498	EI du Pont de Nemours & Co.	256,279,497
2,686,775	LyondellBasell Industries NV - Class A	278,134,948
		534,414,445
Consumer Finance — 3.6%
4,227,604	American Express Co.	328,569,383
Food & Staples Retailing — 3.3%
4,131,393	Kroger Co.	299,567,306
Hotels, Restaurants & Leisure — 5.8%
3,068,668	Las Vegas Sands Corp.	161,319,877
6,893,775	Starbucks Corp.	369,609,746
		530,929,623
Household Products — 4.2%
5,796,045	Colgate-Palmolive Co.	379,119,303
Information Technology Services — 5.7%
5,530,827	MasterCard, Inc. - Class A	517,021,708
Internet & Catalog Retail — 2.5%
197,719	Priceline Group, Inc.*	227,647,725
Internet Software & Services — 10.7%
3,878,983	Facebook, Inc. - Class A*	332,680,977
907,090	Google, Inc. - Class C	472,149,416
4,513,082	Yahoo!, Inc.*	177,318,992
		982,149,385
Media — 3.8%
5,834,184	Comcast Corp. - Class A	350,867,826
Pharmaceuticals — 11.8%
5,712,765	AbbVie, Inc.	383,840,680
1,207,277	Allergan PLC*	366,360,279
4,928,318	Bristol-Myers Squibb Co.	327,930,280
		1,078,131,239
Road & Rail — 3.0%
2,903,056	Union Pacific Corp.	276,864,451
Semiconductor & Semiconductor Equipment — 5.2%
1,803,873	NXP Semiconductor NV*	177,140,329
5,703,459	Texas Instruments, Inc.	293,785,173
		470,925,502
Software — 6.2%
8,630,939	Microsoft Corp.	381,055,957
4,669,711	Oracle Corp.	188,189,353
		569,245,310
Specialty Retail — 4.1%
3,386,602	Home Depot, Inc.	376,353,080
Technology Hardware, Storage & Peripherals — 5.2%
3,804,963	Apple, Inc.	477,237,484
Textiles, Apparel & Luxury Goods — 4.9%
4,143,215	NIKE, Inc. - Class B	447,550,084
Total Investments (total cost $7,711,661,043) – 100%		$ 9,144,590,286

Summary of Investments by Country – (Long Positions) June 30, 2015 (unaudited)
Country	Value	% of Investment Securities
United States	$ 8,967,449,957	98.1%
Netherlands	177,140,329	1.9
Total	$ 9,144,590,286	100.0%

Notes to Schedule of Investments (unaudited)

LP	Limited Partnership
LLC	Limited Liability Company
PLC	Public Limited Company

* Non-income producing security.

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share Balance			Share Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15
Janus Twenty Fund
Janus Cash Liquidity Fund LLC	-	1,781,433,482	(1,781,433,482)	-	$ -	$ 81,134	$ -

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2015. See Significant Accounting Policies for more information.

Valuation Inputs Summary (as of June 30, 2015)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 9,144,590,286	$ —	$ —

Total Assets	$ 9,144,590,286	$ —	$ —

Significant Accounting Policies

Janus Twenty Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

During the period ended June 30, 2015, the average ending monthly market value amounts on purchased call options is $5,895,864.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

During the period, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

During the period ended June 30, 2015, the average ending monthly market value amounts on written put options is $786,667.

Written option activity for the period ended June 30, 2015 is indicated in the table below:

Put Options	Number of Contracts	Premiums Received
Janus Twenty Fund
Options outstanding at September 30, 2014	44,000	$ 5,535,200
Options written	88,000	9,680,000
Options closed	(132,000)	(15,215,200)
Options expired	-	-
Options exercised	-	-
Options outstanding at June 30, 2015	-	$ -

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Twenty Fund	$ 7,701,638,542	$ 1,505,753,707	$ (62,801,963)	$ 1,442,951,744

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Venture Fund

Schedule of Investments (unaudited)

As of June 30, 2015

Shares		Value
Common Stocks — 89.0%
Aerospace & Defense — 1.8%
949,201	HEICO Corp. - Class A	$ 48,190,935
467,300	Sparton Corp.*	12,766,636
		60,957,571
Air Freight & Logistics — 0.7%
539,512	Hub Group, Inc. - Class A*	21,763,914
Biotechnology — 5.8%
453,357	ACADIA Pharmaceuticals, Inc.*,#	18,986,591
483,846	Achillion Pharmaceuticals, Inc.*,#	4,286,876
83,477	Anacor Pharmaceuticals, Inc.*	6,463,624
419,112	Chimerix, Inc.*	19,362,974
1,104,438	Dyax Corp.*	29,267,607
345,931	Eagle Pharmaceuticals, Inc.*	27,971,981
626,186	Insys Therapeutics, Inc.*,#	22,492,601
1,211,619	Ironwood Pharmaceuticals, Inc.*	14,612,125
167,045	Ligand Pharmaceuticals, Inc.*	16,854,840
98,704	Medivation, Inc.*	11,271,997
285,503	OvaScience, Inc.*,#	8,259,602
91,679	Puma Biotechnology, Inc.*,#	10,703,523
51,827	Seres Therapeutics, Inc.*	2,150,821
		192,685,162
Building Products — 1.2%
533,236	AO Smith Corp	38,382,327
Capital Markets — 3.2%
405,010	Artisan Partners Asset Management, Inc. - Class A	18,816,765
320,715	Financial Engines, Inc.#	13,623,973
909,529	LPL Financial Holdings, Inc.	42,284,003
379,614	Virtu Financial, Inc. - Class A*	8,913,337
1,013,538	WisdomTree Investments, Inc.#	22,262,362
		105,900,440
Chemicals — 1.7%
826,556	Sensient Technologies Corp.	56,486,837
Commercial Banks — 0.7%
488,688	Bank of the Ozarks, Inc.	22,357,476
Commercial Services & Supplies — 1.8%
471,394	ABM Industries, Inc.	15,494,721
1,134,508	Heritage-Crystal Clean, Inc.*,#,£	16,677,268
1,071,450	SP Plus Corp.*	27,975,559
		60,147,548
Diversified Consumer Services — 0.7%
665,163	ServiceMaster Global Holdings, Inc.*	24,058,946
Diversified Financial Services — 0.8%
459,174	MSCI, Inc.	28,262,160
Electrical Equipment — 1.5%
730,704	EnerSys	51,361,184
Electronic Equipment, Instruments & Components — 4.0%
484,567	Belden, Inc.	39,361,377
1,653,832	CTS Corp.	31,869,343
276,744	FEI Co.	22,950,380
542,773	National Instruments Corp.	15,990,093
341,545	OSI Systems, Inc.*	24,177,970
		134,349,163
Energy Equipment & Services — 0.5%
232,392	Dril-Quip, Inc.*	17,487,498
Food & Staples Retailing — 1.6%
225,793	Casey's General Stores, Inc.	21,617,422
688,565	Diplomat Pharmacy, Inc.*	30,813,284
		52,430,706
Food Products — 0.1%
156,835	DavidsTea, Inc.*	3,370,384
Health Care Equipment & Supplies — 4.9%
473,296	EndoChoice Holdings, Inc.*	7,738,390
1,719,180	Endologix, Inc.*	26,372,221
19,293	Glaukos Corp.*	559,111
136,216	ICU Medical, Inc.*	13,030,423
454,987	Insulet Corp.*	14,097,772
359,676	LDR Holding Corp.*	15,555,987
817,740	Masimo Corp.*	31,679,248
1,498,640	Novadaq Technologies, Inc.*,#	18,148,530
714,395	Quidel Corp.*,#	16,395,365
451,753	Trinity Biotech PLC (ADR)	8,158,659
468,204	Wright Medical Group, Inc.*	12,295,037
		164,030,743
Health Care Providers & Services — 1.5%
712,056	Aceto Corp.	17,537,939
555,629	Capital Senior Living Corp.*	13,612,911
593,124	HealthEquity, Inc.*	19,009,624
		50,160,474
Health Care Technology — 0.7%
163,180	athenahealth, Inc.*,#	18,697,164
197,299	Evolent Health, Inc. - Class A*	3,847,331
		22,544,495
Hotels, Restaurants & Leisure — 2.5%
91,295	Biglari Holdings, Inc.*	37,773,307
148,949	Bojangles', Inc.*	3,553,923
892,240	Diamond Resorts International, Inc.*	28,150,172
1,275,873	Domino's Pizza Group PLC	15,574,093
		85,051,495
Industrial Conglomerates — 0.6%
949,611	Raven Industries, Inc.	19,305,592
Information Technology Services — 4.9%
593,024	Blackhawk Network Holdings, Inc.*	24,432,589
975,831	Broadridge Financial Solutions, Inc.	48,801,308
775,027	Euronet Worldwide, Inc.*	47,819,166
233,839	MAXIMUS, Inc.	15,370,238
227,526	WEX, Inc.*	25,931,138
		162,354,439
Insurance — 0.5%
310,737	RLI Corp.	15,968,774
Internet Software & Services — 6.0%
515,921	Alarm.com Holdings, Inc.*	7,934,865
1,071,204	ChannelAdvisor Corp.*,#	12,800,888
237,673	Cimpress NV*,#	20,002,560
94,660	CoStar Group, Inc.*	19,051,271
202,002	Demandware, Inc.*,#	14,358,302
1,628,632	Endurance International Group Holdings, Inc.*,#	33,647,537
428,918	Envestnet, Inc.*	17,341,155
593,987	HomeAway, Inc.*	18,484,875
486,201	j2 Global, Inc.	33,032,496
379,635	Textura Corp.*,#	10,565,242
169,505	Zillow Group, Inc. - Class A*,#	14,702,864
		201,922,055
Life Sciences Tools & Services — 0.7%
219,393	Bio-Techne Corp.	21,603,629
Machinery — 5.3%
136,086	CIRCOR International, Inc.	7,420,769
1,193,665	Kennametal, Inc.	40,727,850
389,639	Nordson Corp.	30,348,982
142,478	Photo Labs, Inc.*	9,614,415
2,289,247	Rexnord Corp.*	54,735,896
375,796	Wabtec Corp.	35,415,015
		178,262,927
Media — 1.8%
1,007,835	Manchester United PLC - Class A*,#	17,999,933
2,327,863	National CineMedia, Inc.	37,152,694
1,399,876	SFX Entertainment, Inc.*,#	6,285,443
		61,438,070
Oil, Gas & Consumable Fuels — 1.1%
678,285	DCP Midstream Partners LP#	20,816,567
446,810	Dominion Midstream Partners LP#	17,117,291
		37,933,858
Personal Products — 1.0%
1,147,681	Ontex Group NV	34,439,385
Pharmaceuticals — 5.3%
1,288,927	Catalent, Inc.*	37,804,229
150,803	Concordia Healthcare Corp.#	10,898,439
965,486	Flamel Technologies SA (ADR)*,#	20,458,648
67,022	GW Pharmaceuticals PLC (ADR)*,#	8,232,982
1,480,196	IGI Laboratories, Inc.*,#	9,325,235
218,384	Mallinckrodt PLC*	25,708,164
150,168	Pacira Pharmaceuticals, Inc.*	10,619,881
1,971,528	Pernix Therapeutics Holdings*,#,£	11,671,446
549,620	Prestige Brands Holdings, Inc.*	25,414,429
476,429	Relypsa, Inc.*	15,765,036
		175,898,489
Professional Services — 1.4%
357,205	Advisory Board Co.*	19,528,397
302,134	CEB, Inc.	26,303,786
		45,832,183
Real Estate Investment Trusts (REITs) — 0.4%
874,232	Easterly Government Properties, Inc.	13,917,773
Real Estate Management & Development — 1.4%
129,356	Jones Lang LaSalle, Inc.	22,119,876
347,255	RE/MAX Holdings, Inc. - Class A	12,331,025
767,166	St Joe Co.*,#	11,914,088
		46,364,989
Road & Rail — 0.9%
270,688	Old Dominion Freight Line, Inc.*	18,570,550
288,573	Saia, Inc.*	11,338,033
		29,908,583
Semiconductor & Semiconductor Equipment — 2.8%
4,066,746	Atmel Corp.	40,077,782
3,313,152	ON Semiconductor Corp.*	38,730,747
381,328	SolarEdge Technologies, Inc.*	13,861,273
		92,669,802
Software — 11.4%
806,119	ACI Worldwide, Inc.*	19,806,344
316,490	Advent Software, Inc.	13,992,023
249,283	Barracuda Networks, Inc.*	9,876,592
716,913	Blackbaud, Inc.	40,828,195
2,590,167	Cadence Design Systems, Inc.*	50,922,683
474,692	FleetMatics Group PLC*,#	22,229,826
265,833	Guidewire Software, Inc.*	14,070,541
748,587	NICE Systems, Ltd. (ADR)	47,602,647
416,136	Paylocity Holding Corp.*	14,918,476
1,376,282	RealPage, Inc.*	26,245,698
1,043,000	Solera Holdings, Inc.	46,476,080
985,400	SS&C Technologies Holdings, Inc.	61,587,500
90,604	Tyler Technologies, Inc.*	11,722,346
		380,278,951
Specialty Retail — 2.7%
500,887	Hibbett Sports, Inc.*,#	23,331,316
228,029	Monro Muffler Brake, Inc.#	14,174,283
327,639	Party City Holdco, Inc.*	6,641,243
1,483,862	Sally Beauty Holdings, Inc.*	46,860,362
		91,007,204
Technology Hardware, Storage & Peripherals — 0.4%
382,654	Stratasys, Ltd.*,#	13,366,104
Textiles, Apparel & Luxury Goods — 3.0%
408,330	Carter's, Inc.	43,405,479
732,977	Tumi Holdings, Inc.*	15,040,688
1,448,230	Wolverine World Wide, Inc.	41,245,590
		99,691,757
Thrifts & Mortgage Finance — 0.4%
179,855	LendingTree, Inc.*	14,138,402
Trading Companies & Distributors — 1.3%
649,796	WESCO International, Inc.*,#	44,601,997
Total Common Stocks (cost $2,281,551,765)		2,972,693,486
Investment Companies — 11.0%
Exchange-Traded Funds (ETFs) — 1.8%
241,854	iShares Russell 2000® Growth†,#	37,385,791
191,136	iShares Russell 2000® Index Fund#	23,865,241
		61,251,032
Investments Purchased with Cash Collateral from Securities Lending — 7.0%
232,287,310	Janus Cash Collateral Fund LLC, 0.1304%∞,£	232,287,310
Money Markets — 2.2%
74,991,056	Janus Cash Liquidity Fund LLC, 0.1291%∞,£	74,991,056
Total Investment Companies (cost $362,124,304)		368,529,398
Total Investments (total cost $2,643,676,069) – 100%		$ 3,341,222,884

Summary of Investments by Country – (Long Positions) June 30, 2015 (unaudited)

Country	Value	% of Investment Securities
United States	$ 3,152,785,261	94.4%
Israel	47,602,647	1.4
United Kingdom	41,807,008	1.3
Belgium	34,439,385	1.0
Canada	32,417,353	1.0
France	20,458,648	0.6
Ireland	8,158,659	0.2
Brazil	3,553,923	0.1
Total	$ 3,341,222,884	100.0%

Schedule of Forward Currency Contracts, Open June 30, 2015
Counterparty/Currency and Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Euro 7/30/15	9,785,000	$ 10,911,747	$ 23,059
Israeli Shekel 7/30/15	61,500,000	16,310,185	(104,267)
		27,221,932	(81,208)
Citibank N.A.:
Canadian Dollar 7/23/15	1,590,000	1,272,854	22,667
Euro 7/23/15	4,400,000	4,906,170	62,877
		6,179,024	85,544
Credit Suisse International:
British Pound 7/16/15	306,000	480,671	3,787
British Pound 7/16/15	4,140,000	6,503,197	(101,183)
Canadian Dollar 7/16/15	9,954,000	7,969,496	110,705
Israeli Shekel 7/16/15	46,600,000	12,356,892	(201,925)
		27,310,256	(188,616)
HSBC Securities (USA), Inc.:
British Pound 7/23/15	9,043,000	14,204,148	119,873
Canadian Dollar 7/23/15	8,944,000	7,160,005	130,923
Euro 7/23/15	14,811,000	16,514,836	231,962
		37,878,989	482,758
Total		$ 98,590,201	$ 298,478

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

* Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2015, is noted below.

Fund	Aggregate Value
Janus Venture Fund	$ 28,093,500

∞ Rate shown is the 7-day yield as of June 30, 2015.

# Loaned security; a portion or all of the security is on loan at June 30, 2015.

£ The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2015. Unless otherwise indicated, all information in the table is for the period ended June 30, 2015.

	Share Balance			Share Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 6/30/15	Gain/(Loss)	Income	at 6/30/15
Janus Venture Fund
Heritage-Crystal Clean, Inc.	1,109,835	24,673	-	1,134,508	$ -	$ -	$ 16,677,268
Janus Cash Collateral Fund LLC	217,514,548	858,091,937	(843,319,175)	232,287,310	-	1,524,306(1)	232,287,310
Janus Cash Liquidity Fund LLC	66,748,956	514,177,100	(505,935,000)	74,991,056	-	78,767	74,991,056
Pernix Therapeutics Holdings	1,928,653	42,875	-	1,971,528	-	-	11,671,446
					$ -	$ 1,603,073	$ 335,627,080
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2015. See Significant Accounting Policies for more information.

Valuation Inputs Summary (as of June 30, 2015)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:

Common Stocks	$2,972,693,486	$ —	$ —

Investments Companies	$61,251,032	$ 307,278,366	$ —

Total Investments in Securities	$ 3,033,944,518	$ 307,278,366	$ —

Other Financial Instruments(a):
Forward Currency Contracts	—	$ 705,853	—

Total Assets	$ 3,033,944,518	$ 307,984,219	$ —

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ —	$ 407,375	$ —

Significant Accounting Policies

Janus Venture Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $23,014,752 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Financial assets were transferred out of Level 3 to Level 2 since certain security’s prices were determined using other significant observable inputs at the end of the current period and significant unobservable inputs at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2015, the average ending monthly currency value amounts on sold forward currency contracts $65,556,069.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. ETFs have certain inherent risks generally associated with investments in a portfolio of securities in which the ETF is invested, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Appreciation/ (Depreciation)
Janus Venture Fund	$ 2,409,948,799	$ 1,022,257,149	$ (90,983,064)	$ 931,274,085

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Perkins Global Value Fund

Schedule of Investments (unaudited)

As of June 30, 2015

Shares or Principal Amount		Value
Common Stocks — 85.7%
Aerospace & Defense — 1.1%
760,191	Cobham PLC	$ 3,140,890
Air Freight & Logistics — 0.8%
227,322	UTi Worldwide, Inc. (U.S. Shares)*	2,270,947
Automobiles — 1.5%
34,788	Hyundai Motor Co.	4,242,439
Beverages — 6.7%
187,926	Coca-Cola Co.	7,372,337
69,690	Diageo PLC	2,015,573
68,079	PepsiCo, Inc.	6,354,494
865,587	Stock Spirits Group PLC	2,624,474
		18,366,878
Chemicals — 1.1%
32,464	Mosaic Co.	1,520,938
75,200	Nippon Fine Chemical Co., Ltd.	580,731
137,000	Nitto FC Co., Ltd.	883,329
		2,984,998
Commercial Banks — 9.6%
125,690	CIT Group, Inc.	5,843,328
188,013	Citizens Financial Group, Inc.	5,134,635
171,022	Fifth Third Bancorp	3,560,678
143,772	Wells Fargo & Co.	8,085,737
126,560	Zions Bancorporation	4,016,382
		26,640,760
Commercial Services & Supplies — 2.0%
512,690	G4S PLC	2,163,392
35,900	Secom Co., Ltd.	2,330,845
33,200	Secom Joshinetsu Co., Ltd.	1,025,545
		5,519,782
Communications Equipment — 0.2%
26,600	Icom, Inc.	670,597
Consumer Finance — 1.0%
123,715	Ally Financial, Inc.*	2,774,928
Diversified Consumer Services — 0.2%
121,900	Shingakukai Co., Ltd.	609,649
Diversified Telecommunication Services — 0.6%
73,261	Telenor ASA	1,606,043
Electric Utilities — 3.2%
127,782	Exelon Corp.	4,014,910
164,974	PPL Corp.	4,861,784
		8,876,694
Electrical Equipment — 1.3%
67,828	Babcock & Wilcox Co.*	2,224,759
122,946	Cosel Co., Ltd.	1,490,985
		3,715,744
Electronic Equipment, Instruments & Components — 0.3%
69,800	Kitagawa Industries Co., Ltd.	770,612
Food & Staples Retailing — 2.7%
80,382	Sysco Corp.	2,901,790
1,393,471	Tesco PLC	4,653,003
		7,554,793
Food Products — 4.7%
78,211	Danone SA	5,055,686
45,625	Nestle SA	3,294,840
197,702	Orkla ASA	1,556,530
73,606	Unilever NV	3,064,934
		12,971,990
Health Care Equipment & Supplies — 2.5%
5,900	Medikit Co., Ltd.	188,519
35,040	Medtronic PLC	2,596,464
17,900	Nakanishi, Inc.	707,984
36,595	Stryker Corp.	3,497,384
		6,990,351
Health Care Providers & Services — 0.4%
31,600	As One Corp.	1,088,453
Household Products — 3.0%
105,908	Procter & Gamble Co.	8,286,242
Independent Power and Renewable Electricity Producers — 0.1%
20,606	Talen Energy Corp.*	353,599
Industrial Conglomerates — 0.8%
153,000	CK Hutchison Holdings, Ltd.	2,248,229
Insurance — 1.0%
72,200	Sompo Japan Nipponkoa Holdings, Inc.	2,650,047
Internet Software & Services — 1.9%
9,825	Google, Inc. - Class A*	5,305,893
Machinery — 0.7%
20,185	Pfeiffer Vacuum Technology AG	1,798,222
Media — 2.2%
103,389	Grupo Televisa SAB (ADR)	4,013,561
233,989	UBM PLC	1,964,796
		5,978,357
Multi-Utilities — 0.7%
97,145	GDF Suez	1,801,909
Oil, Gas & Consumable Fuels — 5.2%
137,849	BP PLC (ADR)	5,508,446
50,403	Canadian Natural Resources, Ltd.	1,369,050
172,683	Cenovus Energy, Inc.	2,761,435
36,252	Devon Energy Corp.	2,156,631
87,499	Royal Dutch Shell PLC - Class A	2,455,729
		14,251,291
Personal Products — 0.2%
10,800	Pola Orbis Holdings, Inc.	611,621
Pharmaceuticals — 10.5%
190,698	GlaxoSmithKline PLC	3,962,015
80,135	Johnson & Johnson	7,809,957
61,774	Novartis AG	6,090,162
188,266	Pfizer, Inc.	6,312,559
9,135	Roche Holding AG	2,560,575
23,271	Sanofi	2,288,968
		29,024,236
Real Estate Investment Trusts (REITs) — 2.3%
100,649	American Capital Agency Corp.	1,848,922
76,749	Hatteras Financial Corp.	1,251,009
340,149	Two Harbors Investment Corp.	3,313,051
		6,412,982
Real Estate Management & Development — 0.5%
153,000	Cheung Kong Property Holdings, Ltd.*	1,269,194
Software — 6.3%
106,445	Lectra	1,518,778
170,799	Microsoft Corp.	7,540,776
205,138	Oracle Corp.	8,267,062
		17,326,616
Specialty Retail — 0.8%
103,012	Matas A/S	2,193,940
Technology Hardware, Storage & Peripherals — 0.4%
32,100	Canon, Inc.	1,044,686
Tobacco — 2.1%
16,000	KT&G Corp.	1,361,550
154,432	Swedish Match AB	4,394,982
		5,756,532
Transportation Infrastructure — 1.1%
319,529	BBA Aviation PLC	1,514,467
73,668	Hamburger Hafen und Logistik AG	1,490,441
		3,004,908
Wireless Telecommunication Services — 6.0%
6,009,267	America Movil SAB de CV - Series L	6,408,784
62,600	NTT DOCOMO, Inc.	1,199,104
141,845	Rogers Communications, Inc. - Class B	5,031,817
1,120,822	Vodafone Group PLC	4,047,208
		16,686,913
Total Common Stocks (cost $217,144,252)		236,801,965
Repurchase Agreements — 14.3%
$ 9,500,000	Undivided interest of 4.7% in a joint repurchase agreement (principal amount $200,300,000 with a maturity value of $200,300,556) with ING Financial Markets LLC, 0.1000%, dated 6/30/15, maturing 7/1/15 to be repurchased at $9,500,026 collateralized by $220,243,953 in U.S. Treasuries, 0% – 4.2500%, 10/31/15 – 11/15/43, with a value of $204,308,612	9,500,000

30,000,000	Undivided interest of 30.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,000,167) with RBC Capital Markets Corp., 0.0600%, dated 6/30/15, maturing 7/1/15 to be repurchased at $30,000,050 collateralized by $116,489,256 in U.S. Treasuries, 0% – 8.7500%, 8/15/15 – 11/15/44, with a value of $102,000,016	30,000,000
Total Repurchase Agreements (cost $39,500,000)		39,500,000
Total Investments (total cost $256,644,252) – 100%		$ 276,301,965

Summary of Investments by Country – (Long Positions) June 30, 2015 (unaudited)

Country	Value	% of Investment Securities
United States	$ 158,977,196	57.5%
United Kingdom	34,659,198	12.5
Japan	15,852,707	5.7
Switzerland	11,945,577	4.3
France	10,665,341	3.9
Mexico	10,422,345	3.8
Canada	9,162,302	3.3
South Korea	5,603,989	2.0
Sweden	4,394,982	1.6
Hong Kong	3,517,423	1.3
Germany	3,288,663	1.2
Norway	3,162,573	1.2
Netherlands	2,455,729	0.9
Denmark	2,193,940	0.8
Total	$ 276,301,965	100.0%

Schedule of Forward Currency Contracts, Open June 30, 2015

Counterparty/Currency and Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
Euro 7/16/15	2,301,000	$ 2,565,446	$ 26,860
Japanese Yen 7/16/15	338,311,000	2,765,199	(28,498)
		5,330,645	(1,638)
HSBC Securities (USA), Inc.:
Japanese Yen 7/23/15	353,000,000	2,885,543	(17,047)
JPMorgan Chase & Co.:
Euro 7/30/15	3,379,000	3,768,093	17,576
RBC Capital Markets Corp.:
Euro 7/16/15	2,021,000	2,253,267	16,286
Japanese Yen 7/16/15	477,820,000	3,905,481	(73,187)
		6,158,748	(56,901)
Total		$ 18,143,029	$ (58,010)

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

* Non-income producing security.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2015. See Significant Accounting Policies for more information.

Valuation Inputs Summary (as of June 30, 2015)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 236,801,965	$ —	$ —

Repurchase Agreements	—	39,500,000	—

Total Investments in Securities	$ 236,801,965	$ 39,500,000	$ —

Other Financial Instruments(a):
Forward Currency Contracts	$ —	$ 60,722	$ —

Total Assets	$ 236,801,965	$ 39,560,722	$ —

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ —	$ 118,732	$ —

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Perkins Global Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $87,299,252 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2015 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2015, the average ending monthly currency value amounts on sold forward currency contracts is $18,534,125.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments is investments in partnerships.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Perkins Global Value Fund	$ 257,073,495	$ 32,227,138	$ (12,998,668)	$ 19,228,470

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Perkins International Value Fund

Schedule of Investments (unaudited)

As of June 30, 2015

Shares or Principal Amount		Value
Common Stocks — 86.7%
Aerospace & Defense — 4.1%
33,440	BAE Systems PLC	$ 237,033
46,162	Cobham PLC	190,728
1,338	Safran SA	90,667
		518,428
Air Freight & Logistics — 1.0%
1,024	Panalpina Welttransport Holding AG	129,274
Automobiles — 1.7%
1,812	Hyundai Motor Co.	220,976
Beverages — 3.9%
11,853	Diageo PLC	342,812
52,499	Stock Spirits Group PLC	159,178
		501,990
Chemicals — 2.3%
4,600	Nippon Fine Chemical Co., Ltd.	35,524
7,200	Nitto FC Co., Ltd.	46,423
6,961	Potash Corp. of Saskatchewan, Inc.	215,608
		297,555
Commercial Services & Supplies — 3.5%
57,176	G4S PLC	241,265
2,300	Secom Co., Ltd.	149,330
1,700	Secom Joshinetsu Co., Ltd.	52,513
		443,108
Communications Equipment — 0.4%
1,800	Icom, Inc.	45,379
Construction Materials — 1.8%
1,654	HeidelbergCement AG	131,143
1,472	Vicat	100,830
		231,973
Diversified Consumer Services — 0.2%
4,100	Shingakukai Co., Ltd.	20,505
Diversified Financial Services — 1.0%
1,593	Deutsche Boerse AG	131,847
Diversified Telecommunication Services — 2.6%
72,600	Singapore Telecommunications, Ltd.	226,993
4,997	Telenor ASA	109,545
		336,538
Electrical Equipment — 2.3%
10,633	ABB, Ltd.*	222,739
6,300	Cosel Co., Ltd.	76,401
		299,140
Electronic Equipment, Instruments & Components — 0.2%
2,872	Kitagawa Industries Co., Ltd.	31,708
Food & Staples Retailing — 2.2%
82,273	Tesco PLC	274,721
Food Products — 7.6%
4,506	Danone SA	291,275
3,856	Nestle SA	278,464
24,248	Orkla ASA	190,907
5,087	Unilever NV	211,821
		972,467
Health Care Equipment & Supplies — 0.5%
150	Medikit Co., Ltd.	4,793
1,600	Nakanishi, Inc.	63,283
		68,076
Health Care Providers & Services — 0.8%
3,000	As One Corp.	103,334
Industrial Conglomerates — 2.7%
12,500	CK Hutchison Holdings, Ltd.	183,679
8,794	Smiths Group PLC	155,975
		339,654
Insurance — 1.4%
4,700	Sompo Japan Nipponkoa Holdings, Inc.	172,510
Machinery — 0.7%
929	Pfeiffer Vacuum Technology AG	82,762
Marine — 1.0%
30,170	Irish Continental Group PLC	132,504
Media — 2.9%
6,099	Grupo Televisa SAB (ADR)	236,763
15,507	UBM PLC	130,212
		366,975
Multi-Utilities — 1.7%
11,532	GDF Suez	213,903
Oil, Gas & Consumable Fuels — 5.5%
7,244	BP PLC (ADR)	289,470
4,885	Canadian Natural Resources, Ltd.	132,687
8,630	Cenovus Energy, Inc.	138,006
5,127	Royal Dutch Shell PLC - Class A	143,893
		704,056
Personal Products — 0.7%
1,500	Pola Orbis Holdings, Inc.	84,947
Pharmaceuticals — 7.3%
13,265	GlaxoSmithKline PLC	275,599
3,592	Novartis AG	354,127
610	Roche Holding AG	170,986
1,354	Sanofi	133,181
		933,893
Professional Services — 2.3%
34,966	Michael Page International PLC	299,376
Real Estate Management & Development — 1.4%
6,058	Brookfield Real Estate Services, Inc.	72,911
12,000	Cheung Kong Property Holdings, Ltd.*	99,545
		172,456
Software — 2.2%
5,597	Lectra	79,859
1,200	Nintendo Co., Ltd.	200,736
		280,595
Specialty Retail — 2.0%
5,202	Matas A/S	110,792
1,700	Nitori Holdings Co., Ltd.	138,645
		249,437
Technology Hardware, Storage & Peripherals — 0.9%
3,600	Canon, Inc.	117,161
Tobacco — 6.4%
6,513	Imperial Tobacco Group PLC	313,812
1,773	KT&G Corp.	150,877
12,445	Swedish Match AB	354,172
		818,861
Trading Companies & Distributors — 0.3%
1,800	Kuroda Electric Co., Ltd.	33,493
Transportation Infrastructure — 3.0%
36,409	BBA Aviation PLC	172,567
155	Flughafen Zuerich AG	119,977
4,531	Hamburger Hafen und Logistik AG	91,671
		384,215
Wireless Telecommunication Services — 8.2%
330,681	America Movil SAB de CV - Series L	352,666
7,662	NTT DOCOMO, Inc.	146,765
9,092	Rogers Communications, Inc. - Class B	322,530
61,768	Vodafone Group PLC	223,040
		1,045,001
Total Common Stocks (cost $10,755,772)		11,058,818
Repurchase Agreements — 13.3%
$ 1,700,000	Undivided interest of 0.8% in a joint repurchase agreement (principal amount $200,300,000 with a maturity value of $200,300,556) with ING Financial Markets LLC, 0.1000%, dated 6/30/15, maturing 7/1/15, to be repurchased at $1,700,005 collateralized by $220,243,953 in U.S. Treasuries, 0% - 4.2500%, 10/31/15 – 11/15/43, with a value of $204,308,612 (cost $1,700,000)	1,700,000
Total Investments (total cost $12,455,772) – 100%		$ 12,758,818

Summary of Investments by Country – (Long Positions) June 30, 2015 (unaudited)

Country	Value	% of Investment Securities
United Kingdom	$ 3,517,609	27.6%
United States	1,700,000	13.3
Japan	1,523,450	12.0
Switzerland	1,275,567	10.0
France	909,715	7.1
Canada	881,742	6.9
Mexico	589,429	4.6
Germany	437,423	3.4
South Korea	371,853	2.9
Sweden	354,172	2.8
Norway	300,452	2.4
Hong Kong	283,224	2.2
Singapore	226,993	1.8
Netherlands	143,893	1.1
Ireland	132,504	1.0
Denmark	110,792	0.9
Total	$ 12,758,818	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

* Non-income producing security.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of June 30, 2015. See Significant Accounting Policies for more information.

Valuation Inputs Summary (as of June 30, 2015)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 11,058,818	$ —	$ —

Repurchase Agreements	—	1,700,000	—

Total Assets	$ 11,058,818	$ 1,700,000	$ —

Significant Accounting Policies

Perkins International Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $7,601,727 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Perkins International Value Fund	$ 12,503,339	$ 1,091,438	$ (835,959)	$ 255,479

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2015 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Item 2. Controls and Procedures.

(a)	The registrant's Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as ameneded ("the Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-3(b) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-Q.

(b)	There were no changes in the registrant's internal control over financial reporting during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Act, as amended, are attached as Ex99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By:	/s/ Bruce Koepfgen
Bruce Koepfgen,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)

Date: August 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce Koepfgen
Bruce Koepfgen,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)

Date: August 28, 2015

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer of Janus Investment Fund
(Principal Accounting Officer and Principal Financial Officer)

Date: August 28, 2015